                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act File Number 811-06650

                         LORD ABBETT RESEARCH FUND, INC.
                         -------------------------------
               (Exact name of Registrant as specified in charter)

                     90 Hudson Street, Jersey City, NJ 07302
                     ---------------------------------------
               (Address of principal executive offices) (zip code)

           Christina T. Simmons, Vice President & Assistant Secretary
                     90 Hudson Street, Jersey City, NJ 07302
                     ---------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 201-6984
                                                           --------------

Date of fiscal year end: 11/30

Date of reporting period: November 30, 2005

ITEM 1:        REPORT TO SHAREHOLDERS.

[LORD ABBETT LOGO]

 2005
  ANNUAL
    REPORT

LORD ABBETT
   AMERICA'S VALUE FUND

FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2005

--------------------------------------------------------------------------------
LORD ABBETT RESEARCH FUND
LORD ABBETT AMERICA'S VALUE FUND
ANNUAL REPORT
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2005

DEAR SHAREHOLDERS: We are pleased to provide you with this overview of Lord Abbett America's Value Fund's strategies and performance for the fiscal year ended November 30, 2005. On this and the following pages, we discuss the major factors that influenced performance.

    Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

BEST REGARDS,

/s/ Robert S. Dow

ROBERT S. DOW
CHAIRMAN

--------------------------------------------------------------------------------

Q: WHAT WERE THE OVERALL MARKET CONDITIONS OF THE FISCAL YEAR ENDED NOVEMBER 30, 2005?

A: Despite sharply higher energy prices, continued short-term interest rate hikes by the Federal Reserve Board (the Fed), and a devastating hurricane season for the Gulf Coast region, U.S. real (i.e., after inflation) gross domestic product (GDP) continued to grow at a strong, if not robust, pace. With the exception of a hurricane-induced fall in personal income in August 2005, personal income generally remained positive throughout the fiscal year ended November 30, 2005.

    On November 1, 2005, the Fed raised the fed funds rate for the twelfth consecutive time since June 2004, bringing the rate to 4.0 percent at the fiscal year-end November 30, 2005. Meanwhile, 10-year Treasury yields were volatile, reflecting investors' shifting perceptions about the health of the U.S. economy. Yields on the benchmark Treasury note began the fiscal year ended November 30, 2005, at 4.2 percent, reaching 4.5 percent by March 2005. However, the trend higher was disrupted in the spring and summer of 2005, amid investors' concerns about an economic slowdown, with the 10-year yield touching 4.0 percent in June. The yield then rose again in the last month of the fiscal year, to as high as
4.5 percent, driven by renewed concerns about inflation.

    Against this backdrop of steady economic output and sharply rising short-term interest rates, equity markets rose, with the S&P 500(R) Index(1) gaining 8.4 percent in the fiscal year ended November 30, 2005. Driven by the sharp rise in oil prices, the strongest performing sectors of the S&P 500 Index in the fiscal year ended November 30, 2005, were energy stocks, recording a return of 28.1 percent, and utilities, rising 18.6 percent.

                                                                               1
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"Defensive" stocks, such as those in the healthcare sector, also outperformed the S&P 500 Index, while economically sensitive sectors, such as materials, industrials, telecommunication services, and consumer discretionary, underperformed.

Q:  HOW DID THE FUND PERFORM OVER THE FISCAL YEAR ENDED NOVEMBER 30, 2005?

A:  The fund returned 6.3 percent, reflecting performance at the net asset value
(NAV) of Class A shares with all distributions reinvested, compared with its benchmark, the S&P 500 Index, which returned 8.4 percent over the same period. STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS, WHICH REFLECT PERFORMANCE AT THE MAXIMUM 5.75 PERCENT SALES CHARGE APPLICABLE TO CLASS A SHARE INVESTMENTS AND INCLUDE THE REINVESTMENT OF ALL DISTRIBUTIONS, ARE: 1 YEAR: 0.15 PERCENT AND SINCE INCEPTION (DECEMBER 27, 2001): 6.50 PERCENT. Class A shares purchased with a front-end sales charge have no contingent deferred sales charge (CDSC). However, certain purchases of Class A shares made without a front-end sales charge may be subject to a CDSC. Please see section "Your Investment-Purchases" in the prospectus for more information on redemptions that may be subject to a CDSC.

    PERFORMANCE DATA QUOTED REFLECT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END BY CALLING LORD ABBETT AT 800-821-5129 OR REFERRING TO OUR WEBSITE AT www.LordAbbett.com.

    NOTE: Lord Abbett America's Value Fund is not a balanced fund and has the capability to adjust equity and fixed-income allocations, based on relative value in the market and the investment team's proprietary fundamental research.

Q:  WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

EQUITY PORTION

A: The largest detractor to fund performance relative to its benchmark for the fiscal year ended November 30, 2005, was stock selection in the utilities sector. Underperformance here was not so much a result of the stocks held as it was of those not held. The fund held primarily traditional electric utility companies. In contrast, the benchmark's utility holdings included more companies whose performance numbers are tied to the prices of oil and natural gas.

    Stock selection in the consumer staples sector also hurt fund performance relative

2
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to its benchmark. Consumer staples companies include those that produce or sell regularly consumed goods, such as food, beverages, tobacco, prescription drugs, and household products. Not owning beverage and tobacco stocks, which performed well during the fiscal year ended November 30, 2005, was the primary detractor to fund performance relative to its benchmark.

    The greatest contributor to fund performance relative to its benchmark for the fiscal year ended November 30, 2005, was stock selection in the telecommunications services sector. Shares of PanAmSat Holding Corp., a provider of global video and data broadcasting services via satellite, outperformed due to the announcement that the company is being taken over by a private holding company.

    Stock selection in the energy sector also helped fund performance relative to its benchmark. EOG Resources, Inc., a natural gas holding, reported good returns as a result of robust gas prices and successful development of a major property in Texas. Halliburton Co. and GlobalSantaFe Corp., two oil field services companies, also aided performance, as rising demand for their services and products drove revenues and earnings.

    THE FUND'S PORTFOLIO IS ACTIVELY MANAGED AND, THEREFORE, ITS HOLDINGS AND WEIGHTINGS OF A PARTICULAR ISSUER OR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

FIXED-INCOME PORTION

    In the high-yield bonds portion of the portfolio, holdings in industrial and auto parts companies detracted from fund performance relative to its benchmark for the fiscal year ended November 30, 2005. Among the convertible securities detracting from fund performance relative to its benchmark were those of media, advertising, and technology companies.

    Contributors to fund performance relative to its benchmark were the credits of telecom, health services, cable media, and gaming companies. Also helping performance were holdings in chemical and select utilities, reflecting investors' renewed preference for large, stable companies exhibiting growth in profitability. Other outperforming securities were positions in convertibles and high-grade investment bonds, such as mortgage-backed securities and the credits of a financial services arm of a major auto manufacturer.

    The bond component of the fund remained focused on the identification of individual credits that offered the potential for positive total returns, based on above-average income and improving

                                                                               3
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trends, and that were available at good relative valuations. In addition, the fund's flexibility permitted a strategic allocation of assets as market opportunities changed.

    High-yield bonds typically benefit from some of the same factors that drive equity market performance, including moderate economic growth, which supports the ability of the issuing companies to pay back debt. Accordingly, the post-election rally that boosted equity prices early in the fiscal year ended November 30, 2005, also saw high-yield bond prices rise. Providing additional support in the high-yield market was investors' continued search for yield in a low interest-rate environment.

    Later, as concerns about economic growth increased and the bonds of the two largest issuers of corporate bonds (General Motors Acceptance Corp. and Ford Motor Credit Co.) appeared likely to be downgraded, conditions in the high-yield bond market deteriorated. Yield spreads widened, indicating a greater perception of risk.

    THE FUND'S PORTFOLIO IS ACTIVELY MANAGED AND, THEREFORE, ITS HOLDINGS AND WEIGHTINGS OF A PARTICULAR ISSUER OR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

A PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT A FUND, INCLUDING ITS INVESTMENT OBJECTIVE, RISKS, CHARGES, AND ONGOING EXPENSES, WHICH AN INVESTOR SHOULD CAREFULLY CONSIDER BEFORE INVESTING. TO OBTAIN A PROSPECTUS ON ANY LORD ABBETT MUTUAL FUND, PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR LORD ABBETT DISTRIBUTOR LLC AT 800-874-3733 OR VISIT OUR WEBSITE AT WWW.LORDABBETT.COM. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

(1) The S&P 500(R) Index is widely regarded as the standard for measuring large-cap U.S. stock market performance. This popular index includes a representative sample of leading companies in leading industries. The index is unmanaged, does not reflect the deduction of fees or expenses, and is not available for direct investment.

IMPORTANT PERFORMANCE AND OTHER INFORMATION

The views of the fund's management and the portfolio holdings described in this report are as of November 30, 2005; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A NOTE ABOUT RISK: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the fund, please see the fund's prospectus.

PERFORMANCE: BECAUSE OF ONGOING MARKET VOLATILITY, A FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION. Except where noted, comparative fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The fund offers additional classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the fund's prospectus.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, BANKS, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

4
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INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the S&P 500(R) Index assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

               THE FUND (CLASS A SHARES)     THE FUND (CLASS A SHARES)
                   AT NET ASSET VALUE      AT MAXIMUM OFFERING PRICE(1)   S&P 500(R) INDEX(2)
Dec 27, 2001   $                  10,000   $                      9,425   $            10,000
Mar 31, 2002   $                  10,739   $                     10,122   $             9,949
Jun 30, 2002   $                  10,163   $                      9,579   $             8,617
Sep 30, 2002   $                   8,818   $                      8,311   $             7,129
Dec 31, 2002   $                   9,232   $                      8,701   $             7,730
Mar 31, 2003   $                   8,671   $                      8,172   $             7,486
Jun 30, 2003   $                   9,708   $                      9,150   $             8,638
Sep 30, 2003   $                   9,997   $                      9,422   $             8,867
Dec 31, 2003   $                  11,244   $                     10,597   $             9,946
Mar 31, 2004   $                  11,641   $                     10,971   $            10,114
Jun 30, 2004   $                  11,835   $                     11,155   $            10,288
Sep 30, 2004   $                  12,067   $                     11,373   $            10,096
Dec 31, 2004   $                  13,124   $                     12,370   $            11,028
Mar 31, 2005   $                  12,988   $                     12,241   $            10,791
Jun 30, 2005   $                  13,237   $                     12,476   $            10,939
Sep 30, 2005   $                  13,585   $                     12,804   $            11,332
Nov 30, 2005   $                  13,585   $                     12,804   $            11,565

                AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE
              SALES CHARGE FOR THE PERIODS ENDED NOVEMBER 30, 2005

                                                         1 YEAR   LIFE OF CLASS
CLASS A(3)                                                 0.15%           6.50%
CLASS B(4)                                                 1.66%           6.83%
CLASS C(5)                                                 5.62%           7.47%
CLASS P(6)                                                 6.17%           8.06%
CLASS Y(7)                                                 6.64%           8.51%

(1) Reflects the deduction of the maximum initial sales charge of 5.75%

(2) Performance of the unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of the index is not necessarily representative of the Fund's performance. Performance of the index began on December 27, 2001.

(3) Class A shares commenced operations on December 27, 2001. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2005, is calculated using the SEC-required uniform method to compute such return.

(4) Class B shares commenced operations on December 27, 2001. Performance reflects the deduction of a CDSC of 4% for 1 year and 3% for life of the class.

(5) Class C shares commenced operations on December 27, 2001. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

(6) Class P shares commenced operations on December 27, 2001. Performance is at net asset value.

(7) Class Y shares commenced operations on December 27, 2001. Performance is at net asset value.

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EXPENSE EXAMPLE

    As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

    The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2005 through November 30, 2005).

ACTUAL EXPENSES

    For each class of the Fund, the first line of the applicable table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period 6/1/05 - 11/30/05" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

    For each class of the Fund, the second line of the applicable table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

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    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                              BEGINNING       ENDING       EXPENSES
                                               ACCOUNT       ACCOUNT     PAID DURING
                                                VALUE         VALUE        PERIOD+
                                             -----------   -----------   -----------
                                                                           6/1/05 -
                                                6/1/05       11/30/05      11/30/05
                                             -----------   -----------   -----------
CLASS A
Actual                                       $  1,000.00   $  1,044.30   $      6.92
Hypothetical (5% Return Before Expenses)     $  1,000.00   $  1,018.30   $      6.83

CLASS B
Actual                                       $  1,000.00   $  1,041.40   $     10.23
Hypothetical (5% Return Before Expenses)     $  1,000.00   $  1,015.04   $     10.10

CLASS C
Actual                                       $  1,000.00   $  1,040.50   $     10.23
Hypothetical (5% Return Before Expenses)     $  1,000.00   $  1,015.04   $     10.10

CLASS P
Actual                                       $  1,000.00   $  1,043.70   $      7.43
Hypothetical (5% Return Before Expenses)     $  1,000.00   $  1,017.80   $      7.34

CLASS Y
Actual                                       $  1,000.00   $  1,045.80   $      5.18
Hypothetical (5% Return Before Expenses)     $  1,000.00   $  1,020.00   $      5.11

+ For each class of the Fund, expenses are equal to the annualized expense ratio for such class (1.35% for Class A, 2.00% for Classes B and C, 1.45% for Class P and 1.01% for Class Y) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS PRESENTED BY SECTOR
NOVEMBER 30, 2005

SECTOR*                          %**
Auto Components                  0.15%
Consumer Discretionary          17.58%
Consumer Staples                 4.70%
Electronics                      0.12%
Energy                           6.65%
Financials                      18.29%
Healthcare                       4.66%
Industrials                      9.02%
Information Technology           1.42%
Materials                       17.23%
Short-Term Investment            3.10%
Telecommunication Services       7.39%
Transportation Miscellaneous     0.21%
Utilities                        9.48%
Total                          100.00%

*   A sector may comprise several industries.

**  Represents percent of total investments.

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2005

                                                           SHARES
INVESTMENTS                                                 (000)            VALUE
----------------------------------------------------------------------------------
LONG-TERM INVESTMENTS 96.90%

COMMON STOCKS 69.07%

AUTO COMPONENTS 0.80%
Dana Corp.                                                  1,247   $    8,688,802
                                                                    --------------

CHEMICALS 7.98%
Chemtura Corp.                                              1,162       14,002,100
Dow Chemical Co. (The)                                        413       18,701,825
Eastman Chemical Co.                                          487       26,934,644
Monsanto Co.                                                  255       18,654,542
Mosaic Co. (The)*                                             609        8,239,090
                                                                    --------------
TOTAL                                                                   86,532,201
                                                                    --------------

COMMERCIAL SERVICES & SUPPLIES 3.95%
R.R. Donnelley & Sons Co.                                     653       22,342,860
ServiceMaster Co.                                           1,719       20,474,481
                                                                    --------------
TOTAL                                                                   42,817,341
                                                                    --------------

COMMUNICATIONS EQUIPMENT 0.75%
Avaya, Inc.*                                                  680        8,107,269
                                                                    --------------

CONTAINERS & PACKAGING 1.02%
Ball Corp.                                                    269       11,084,058
                                                                    --------------

DIVERSIFIED TELECOMMUNICATION SERVICES 2.52%
PanAmSat Holding Corp.                                      1,128       27,354,000
                                                                    --------------

ELECTRIC UTILITIES 5.85%
Ameren Corp.                                                  415       21,770,900
Northeast Utilities                                         1,141       21,207,212
Puget Energy, Inc.                                            983       20,416,350
                                                                    --------------
TOTAL                                                                   63,394,462
                                                                    --------------

ENERGY EQUIPMENT & SERVICES 3.07%
GlobalSantaFe Corp.                                           266       12,056,688
Halliburton Co.                                               333       21,201,815
                                                                    --------------
TOTAL                                                                   33,258,503
                                                                    --------------

FOOD & STAPLES RETAILING 0.38%
Albertson's, Inc.                                             174        4,079,600
                                                                    --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOVEMBER 30, 2005

                                                           SHARES
INVESTMENTS                                                 (000)            VALUE
----------------------------------------------------------------------------------
FOOD PRODUCTS 3.40%
H.J. Heinz Co.                                                607   $   21,064,624
Kellogg Co.                                                   360       15,847,572
                                                                    --------------
TOTAL                                                                   36,912,196
                                                                    --------------

GAS UTILITIES 1.97%
NiSource, Inc.                                                991       21,329,771
                                                                    --------------

HOTELS, RESTAURANTS & LEISURE 1.13%
McDonald's Corp.                                              361       12,219,850
                                                                    --------------

HOUSEHOLD DURABLES 5.71%
Newell Rubbermaid, Inc.                                       880       20,303,907
Snap-on Inc.                                                  457       17,089,301
Tupperware Corp.                                            1,064       24,555,708
                                                                    --------------
TOTAL                                                                   61,948,916
                                                                    --------------

INDUSTRIAL CONGLOMERATES 0.98%
Hubbell, Inc.                                                 220       10,681,902
                                                                    --------------

INSURANCE 5.80%
ACE Ltd.(a)                                                   299       16,583,400
Allstate Corp.                                                 72        4,039,200
Max Re Capital Ltd.(a)                                         82        2,186,730
Montpelier Re Holdings Ltd.(a)                                  8          160,966
PartnerRe Ltd.(a)                                             163       11,136,468
Safeco Corp.                                                  228       12,830,625
XL Capital Ltd. Class A(a)                                    241       15,990,942
                                                                    --------------
TOTAL                                                                   62,928,331
                                                                    --------------

LEISURE EQUIPMENT & PRODUCTS 0.54%
Foot Locker, Inc.                                             270        5,889,218
                                                                    --------------

MACHINERY 2.98%
CNH Global N.V.(a)                                             77        1,294,944
Cummins, Inc.                                                 133       11,801,400
Ingersoll-Rand Co., Ltd. Class A(a)                           124        4,922,046
Timken Co. (The)                                              463       14,346,838
                                                                    --------------
TOTAL                                                                   32,365,228
                                                                    --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOVEMBER 30, 2005

                                                           SHARES
INVESTMENTS                                                 (000)            VALUE
----------------------------------------------------------------------------------
MEDIA 1.74%
Clear Channel Communications, Inc.                            581   $   18,910,848
                                                                    --------------

METALS & MINING 0.12%
Metal Management, Inc.                                         52        1,313,874
                                                                    --------------

MULTI-LINE RETAIL 0.91%
Federated Department Stores, Inc.                             153        9,882,144
                                                                    --------------

OIL & GAS 2.35%
Chevron Corp.                                                 333       19,084,230
EOG Resources, Inc.                                            89        6,392,925
                                                                    --------------
TOTAL                                                                   25,477,155
                                                                    --------------

PAPER & FOREST PRODUCTS 5.45%
Bowater Inc.                                                  440       13,665,105
Georgia-Pacific Corp.                                         542       25,635,909
MeadWestvaco Corp.                                            706       19,763,739
                                                                    --------------
TOTAL                                                                   59,064,753
                                                                    --------------

PHARMACEUTICALS 2.37%
Bristol-Myers Squibb Co.                                      940       20,296,759
Mylan Laboratories, Inc.                                      261        5,458,557
                                                                    --------------
TOTAL                                                                   25,755,316
                                                                    --------------

REAL ESTATE INVESTMENT TRUSTS 2.39%
Health Care Property
Investors, Inc.                                               554       14,550,953
Healthcare Realty Trust Inc.                                  325       11,385,002
                                                                    --------------
TOTAL                                                                   25,935,955
                                                                    --------------

SPECIALTY RETAIL 0.95%
OfficeMax, Inc.                                               354       10,318,048
                                                                    --------------

TRADING COMPANIES & DISTRIBUTORS 1.64%
Genuine Parts Co.                                             401       17,750,586
                                                                    --------------

UTILITIES: TELECOMMUNICATIONS 2.32%
AT&T Inc.                                                   1,010       25,154,118
                                                                    --------------
TOTAL COMMON STOCKS (cost $681,216,111)                                749,154,445
                                                                    ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOVEMBER 30, 2005

                                                                                  PRINCIPAL
                                                    INTEREST      MATURITY           AMOUNT
INVESTMENTS                                             RATE          DATE            (000)            VALUE
------------------------------------------------------------------------------------------------------------
CONVERTIBLE NOTES & BONDS 4.40%

AEROSPACE & DEFENSE 0.35%
Armor Holdings, Inc.                                    2.00%    11/1/2024   $        2,500   $    2,525,000
EDO Corp.                                               4.00%   11/15/2025            1,300        1,314,625
                                                                                              --------------
TOTAL                                                                                              3,839,625
                                                                                              --------------

BIOTECHNOLOGY 0.27%
Fisher Scientific Int'l., Inc.                          2.50%    10/1/2023            2,000        2,900,000
                                                                                              --------------

COMMERCIAL SERVICES & SUPPLIES 0.30%
DST Systems, Inc.                                      4.125%    8/15/2023            2,500        3,300,000
                                                                                              --------------

COMPUTERS & PERIPHERALS 0.15%
EMC Corp.                                               4.50%     4/1/2007            1,500        1,590,000
                                                                                              --------------

DIVERSIFIED TELECOMMUNICATION SERVICES 0.35%
Qwest Communications Int'l. Inc.                        3.50%   11/15/2025            3,500        3,832,500
                                                                                              --------------

HOTELS, RESTAURANTS & LEISURE 0.46%
Hilton Hotels Corp.                                    3.375%    4/15/2023            3,000        3,386,250
International Game Technology                    Zero Coupon     1/29/2033            2,500        1,640,625
                                                                                              --------------
TOTAL                                                                                              5,026,875
                                                                                              --------------

MACHINERY 0.22%
AGCO Corp.                                              1.75%   12/31/2033            2,500        2,350,000
                                                                                              --------------

MEDIA 0.42%
Liberty Media Corp. Class A                             3.25%    3/15/2031            2,500        1,915,625
Sinclair Broadcast Group, Inc.                          6.00%    9/15/2012            3,000        2,640,000
                                                                                              --------------
TOTAL                                                                                              4,555,625
                                                                                              --------------

METALS & MINING 0.62%
Placer Dome, Inc.(a)                                    2.75%   10/15/2023            5,550        6,673,875
                                                                                              --------------

OIL & GAS 0.41%
Hanover Compressor Co.                                  4.75%    1/15/2014            4,000        4,405,000
                                                                                              --------------

PHARMACEUTICALS 0.43%
MGI PHARMA, Inc.                                       1.682%     3/2/2024            5,000        3,187,500
Watson Pharmaceuticals, Inc.                            1.75%    3/15/2023            1,500        1,460,625
                                                                                              --------------
TOTAL                                                                                              4,648,125
                                                                                              --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOVEMBER 30, 2005

                                                                                  PRINCIPAL
                                                    INTEREST      MATURITY           AMOUNT
INVESTMENTS                                             RATE          DATE            (000)            VALUE
------------------------------------------------------------------------------------------------------------
ROAD & RAIL 0.21%
CSX Corp.                                        Zero Coupon    10/30/2021   $        2,500   $    2,321,875
                                                                                              --------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 0.12%
Cypress Semiconductor Corp.                             1.25%    6/15/2008              525          615,563
LSI Logic Corp.                                         4.00%    5/15/2010              750          729,375
                                                                                              --------------
TOTAL                                                                                              1,344,938
                                                                                              --------------

SOFTWARE 0.09%
Mentor Graphics Corp.                                  6.875%    6/15/2007            1,000          998,750
                                                                                              --------------
TOTAL CONVERTIBLE NOTES & BONDS
(cost $47,544,380)                                                                                47,787,188
                                                                                              ==============

                                                                                     SHARES
                                                                                      (000)
                                                                             --------------
CONVERTIBLE PREFERRED STOCKS 2.25%

ELECTRIC UTILITIES 0.64%
CMS Energy Corp.                                        4.50%                            70        5,386,850
FPL Group, Inc.                                         8.00%                            25        1,583,250
                                                                                              --------------
TOTAL                                                                                              6,970,100
                                                                                              --------------

FOOD & STAPLES RETAILING 0.16%
Albertson's, Inc.                                       7.25%                            75        1,748,250
                                                                                              --------------

INSURANCE 1.01%
Chubb Corp.                                             7.00%                            75        2,612,250
Fortis Insurance N.V.+(a)(b)                            7.75%                           283        3,491,512
XL Capital Ltd. Class A(a)                              6.50%                           220        4,855,400
                                                                                              --------------
TOTAL                                                                                             10,959,162
                                                                                              --------------

MEDIA 0.43%
Emmis Communications Corp.                              6.25%                            35        1,606,938
Interpublic Group of Cos. Inc. (The)                   5.375%                            85        3,065,950
                                                                                              --------------
TOTAL                                                                                              4,672,888
                                                                                              --------------
TOTAL CONVERTIBLE PREFERRED STOCKS
(cost $22,804,309)                                                                                24,350,400
                                                                                              ==============

                                                                                  PRINCIPAL
                                                                                     AMOUNT
                                                                                      (000)
                                                                             --------------
GOVERNMENT SPONSORED ENTERPRISES
PASS-THROUGHS 4.96%
Federal National Mortgage Assoc.                        5.50%    11/1/2034   $        8,135        8,024,642
Federal National Mortgage Assoc.                        6.00%     8/1/2034            5,183        5,216,036

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOVEMBER 30, 2005

                                                                                  PRINCIPAL
                                                    INTEREST      MATURITY           AMOUNT
INVESTMENTS                                             RATE          DATE            (000)            VALUE
------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assoc.                        6.00%    11/1/2034   $        8,270   $    8,323,073
Federal National Mortgage Assoc.                        6.00%     1/1/2035           11,691       11,766,377
Federal National Mortgage Assoc.                        6.50%    11/1/2035           20,000       20,487,400
                                                                                              --------------
TOTAL GOVERNMENT SPONSORED ENTERPRISES
PASS-THROUGHS (cost $54,630,460)                                                                  53,817,528
                                                                                              ==============

HIGH YIELD CORPORATE NOTES & BONDS 13.65%

AUTO COMPONENTS 0.30%
Cooper-Standard Automotive Inc.                        8.375%   12/15/2014            2,500        1,887,500
Stanadyne Corp.                                        10.00%    8/15/2014            1,375        1,332,031
                                                                                              --------------
TOTAL                                                                                              3,219,531
                                                                                              --------------

AUTOMOBILES 0.15%
Dana Corp.                                              5.85%    1/15/2015            2,200        1,573,000
                                                                                              --------------

CHEMICALS 0.52%
Crompton Corp.                                         9.875%     8/1/2012            2,000        2,270,000
Equistar Chemicals, L.P.                                7.55%    2/15/2026            2,450        2,336,688
Nalco Co.                                              8.875%   11/15/2013            1,000        1,042,500
                                                                                              --------------
TOTAL                                                                                              5,649,188
                                                                                              --------------

COMMERCIAL SERVICES & SUPPLIES 0.17%
Iron Mountain Inc.                                     6.625%     1/1/2016            2,000        1,870,000
                                                                                              --------------

CONSUMER FINANCE 1.00%
Ford Motor Credit Co.                                  7.375%   10/28/2009            4,800        4,415,933
General Motors Acceptance Corp.                         7.25%     3/2/2011            7,000        6,471,640
                                                                                              --------------
TOTAL                                                                                             10,887,573
                                                                                              --------------

CONTAINERS & PACKAGING 0.77%
Crown Cork & Seal, Inc.                                7.375%   12/15/2026            3,500        3,202,500
Graham Packaging Co., L.P.                             9.875%   10/15/2014            1,500        1,458,750
Rayovac Corp.                                           8.50%    10/1/2013            2,000        1,822,500
Stone Container Finance Co. of Canada II(a)            7.375%    7/15/2014            2,000        1,835,000
                                                                                              --------------
TOTAL                                                                                              8,318,750
                                                                                              --------------

DIVERSIFIED TELECOMMUNICATION SERVICES 2.19%
Cincinnati Bell, Inc.                                   7.00%    2/15/2015            8,000        7,760,000
Lucent Technologies Inc.                                6.50%    1/15/2028            2,450        2,107,000
Qwest Capital Funding, Inc.                             7.90%    8/15/2010           10,000       10,325,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOVEMBER 30, 2005

                                                                                  PRINCIPAL
                                                    INTEREST      MATURITY           AMOUNT
INVESTMENTS                                             RATE          DATE            (000)            VALUE
------------------------------------------------------------------------------------------------------------
Syniverse Technologies+                                 7.75%    8/15/2013   $        3,500   $    3,561,250
                                                                                              --------------
TOTAL                                                                                             23,753,250
                                                                                              --------------

ENERGY EQUIPMENT & SERVICES 0.45%
Dynegy Holdings, Inc.                                  6.875%     4/1/2011            2,500        2,443,750
Hornbeck Offshore Services, Inc.                       6.125%    12/1/2014            2,500        2,475,000
                                                                                              --------------
TOTAL                                                                                              4,918,750
                                                                                              --------------

FOOD & STAPLES RETAILING 0.50%
Rite Aid Corp.                                         8.125%     5/1/2010            2,000        2,010,000
Stater Bros. Holdings, Inc.                            8.125%    6/15/2012            3,500        3,465,000
                                                                                              --------------
TOTAL                                                                                              5,475,000
                                                                                              --------------

FOOD PRODUCTS 0.26%
Chiquita Brands Int'l., Inc.                            7.50%    11/1/2014            1,925        1,771,000
Landry's Restaurants, Inc.                              7.50%   12/15/2014            1,075        1,015,875
                                                                                              --------------
TOTAL                                                                                              2,786,875
                                                                                              --------------

GAS UTILITIES 1.02%
El Paso Corp.                                           7.00%    5/15/2011           11,275       11,063,594
                                                                                              --------------

HEALTHCARE PROVIDERS & SERVICES 0.90%
AmeriPath, Inc.                                        10.50%     4/1/2013            1,000        1,050,000
DaVita, Inc.                                            7.25%    3/15/2015            2,000        2,052,500
National Nephrology Assoc. Inc.+                        9.00%    11/1/2011              150          165,750
Tenet Healthcare Corp.+                                 9.25%     2/1/2015            4,500        4,432,500
Tenet Healthcare Corp.                                 9.875%     7/1/2014            2,000        2,015,000
                                                                                              --------------
TOTAL                                                                                              9,715,750
                                                                                              --------------

HOTELS, RESTAURANTS & LEISURE 0.99%
Hard Rock Hotel, Inc.                                  8.875%     6/1/2013            1,000        1,077,500
LCE Acquisition Corp.                                   9.00%     8/1/2014            4,825        4,855,156
River Rock Entertainment
Authority                                               9.75%    11/1/2011            1,700        1,840,250
Wynn Las Vegas LLC/ Wynn Las
Vegas
Capital Corp.                                          6.625%    12/1/2014            3,000        2,913,750
                                                                                              --------------
TOTAL                                                                                             10,686,656
                                                                                              --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOVEMBER 30, 2005

                                                                                  PRINCIPAL
                                                    INTEREST      MATURITY           AMOUNT
INVESTMENTS                                             RATE          DATE            (000)            VALUE
------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES 0.43%
Allied Waste North America, Inc.                       6.125%    2/15/2014   $        3,000   $    2,857,500
Park-Ohio Industries, Inc.                             8.375%   11/15/2014            2,000        1,790,000
                                                                                              --------------
TOTAL                                                                                              4,647,500
                                                                                              --------------

MEDIA 0.88%
Gaylord Entertainment Co.                               8.00%   11/15/2013            2,875        2,990,000
Mediacom Broadband LLC+                                 8.50%   10/15/2015            4,600        4,324,000
Mediacom Communications Corp.                           9.50%    1/15/2013            2,250        2,221,875
                                                                                              --------------
TOTAL                                                                                              9,535,875
                                                                                              --------------

METALS & MINING 0.35%
Allegheny Ludlum Corp.                                  6.95%   12/15/2025            2,000        1,960,000
Novelis, Inc.+(a)                                       7.50%    2/15/2015            2,000        1,880,000
                                                                                              --------------
TOTAL                                                                                              3,840,000
                                                                                              --------------

OIL & GAS 0.38%
Colorado Interstate Gas Co.+                            6.80%   11/15/2015            1,850        1,886,088
EXCO Resources, Inc.                                    7.25%    1/15/2011              475          483,312
Foundation PA Coal Co.                                  7.25%     8/1/2014            1,000        1,025,000
Kerr-McGee Corp.                                        6.95%     7/1/2024              675          706,208
                                                                                              --------------
TOTAL                                                                                              4,100,608
                                                                                              --------------

PAPER & FOREST PRODUCTS 0.40%
Boise Cascade Holdings, LLC                            7.125%   10/15/2014            1,000          905,000
Bowater, Inc.                                           6.50%    6/15/2013            2,175        1,984,687
Buckeye Technologies, Inc.                              8.00%   10/15/2010            1,500        1,432,500
                                                                                              --------------
TOTAL                                                                                              4,322,187
                                                                                              --------------

PHARMACEUTICALS 0.70%
Mylan Laboratories Inc.+                               6.375%    8/15/2015            3,000        2,988,750
Warner Chilcott Corp.+                                  8.75%     2/1/2015            5,000        4,575,000
                                                                                              --------------
TOTAL                                                                                              7,563,750
                                                                                              --------------

REAL ESTATE 0.55%
Host Marriott L.P.                                     6.375%    3/15/2015            6,000        5,985,000
                                                                                              --------------

SOFTWARE 0.31%
SunGard Data Systems Inc.+                             9.125%    8/15/2013            3,225        3,354,000
                                                                                              --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (CONCLUDED)

NOVEMBER 30, 2005

                                                                                  PRINCIPAL
                                                    INTEREST      MATURITY           AMOUNT
INVESTMENTS                                             RATE          DATE            (000)            VALUE
------------------------------------------------------------------------------------------------------------
TEXTILES & APPAREL 0.43%
Elizabeth Arden, Inc.                                   7.75%    1/15/2014   $        3,000  $     3,022,500
INVISTA+                                                9.25%     5/1/2012            1,500        1,627,500
                                                                                             ---------------
TOTAL                                                                                              4,650,000
                                                                                             ---------------
TOTAL HIGH YIELD CORPORATE NOTES & BONDS (cost $149,534,180)                                     147,916,837
                                                                                             ===============

U.S. TREASURY OBLIGATIONS 2.57%
U.S. Treasury Note                                     4.375%    5/15/2007           15,000       14,997,660
U.S. Treasury Note                                      5.00%    2/15/2011           12,500       12,834,963
                                                                                             ---------------
TOTAL U.S. TREASURY OBLIGATIONS
(cost $28,312,987)                                                                                27,832,623
                                                                                             ===============
TOTAL LONG-TERM INVESTMENTS
(cost $ 984,042,427)                                                                           1,050,859,021
                                                                                             ===============

SHORT-TERM INVESTMENT 3.10%

REPURCHASE AGREEMENT 3.10%

Repurchase Agreement dated 11/30/2005,
3.40% due 12/1/2005 with State Street
Bank & Trust Co. collateralized by
$34,255,000 of Freddie Mac at 5.25%
due 11/10/2010; value: $34,255,000;
proceeds: $33,581,682 (cost $33,578,510)                                             33,579       33,578,510
                                                                                             ===============
TOTAL INVESTMENTS IN SECURITIES 100.00%
(cost $1,017,620,937)                                                                          1,084,437,531
                                                                                             ===============
OTHER ASSETS IN EXCESS OF LIABILITIES 0.00%                                                           36,620
                                                                                             ---------------
Net Assets 100.00%                                                                           $ 1,084,474,151
                                                                                             ===============

*   Non-income producing security.
+ Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(a) Foreign security traded in U.S. dollars.
(b) Private placement.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 2005

ASSETS:
Investments in securities, at value (cost $1,017,620,937)                          $  1,084,437,531
Receivables:
  Interest and dividends                                                                  5,889,717
  Investment securities sold                                                              1,434,013
  Capital shares sold                                                                     3,467,806
Prepaid expenses                                                                             37,860
---------------------------------------------------------------------------------------------------
Total assets                                                                          1,095,266,927
---------------------------------------------------------------------------------------------------

LIABILITIES:
Payables:
  Investment securities purchased                                                         8,144,305
  Capital shares reacquired                                                               1,368,794
  Management fee                                                                            633,894
  12b-1 distribution fees                                                                   357,319
  Fund administration                                                                        33,842
  Directors' fees                                                                            33,520
  To affiliate                                                                                2,241
Accrued expenses and other liabilities                                                      218,861
---------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                        10,792,776
===================================================================================================
NET ASSETS                                                                         $  1,084,474,151
===================================================================================================

COMPOSITION OF NET ASSETS:
Paid-in capital                                                                    $  1,000,548,765
Undistributed net investment income                                                       4,989,800
Accumulated net realized gain on investments                                             12,118,992
Net unrealized appreciation on investments                                               66,816,594
---------------------------------------------------------------------------------------------------
NET ASSETS                                                                         $  1,084,474,151
===================================================================================================
NET ASSETS BY CLASS:
Class A Shares                                                                     $    944,487,574
Class B Shares                                                                     $     58,379,709
Class C Shares                                                                     $     77,373,539
Class P Shares                                                                     $      1,336,619
Class Y Shares                                                                     $      2,896,710
OUTSTANDING SHARES BY CLASS:
Class A Shares (200 million shares of common stock authorized, par value $.001)          75,905,192
Class B Shares (30 million shares of common stock authorized, par value $.001)            4,723,738
Class C Shares (20 million shares of common stock authorized, par value $.001)            6,253,937
Class P Shares (20 million shares of common stock authorized, par value $.001)              107,158
Class Y Shares (30 million shares of common stock authorized, par value $.001)              231,713
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  (NET ASSETS DIVIDED BY OUTSTANDING SHARES):
Class A Shares-Net asset value                                                     $          12.44
Class A Shares-Maximum offering price
  (Net asset value plus sales charge of 5.75%)                                     $          13.20
Class B Shares-Net asset value                                                     $          12.36
Class C Shares-Net asset value                                                     $          12.37
Class P Shares-Net asset value                                                     $          12.47
Class Y Shares-Net asset value                                                     $          12.50
===================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED NOVEMBER 30, 2005

INVESTMENT INCOME:
Dividends                                                                          $     19,500,889
Interest                                                                                 12,364,449
Foreign withholding tax                                                                      (2,945)
---------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                  31,862,393
---------------------------------------------------------------------------------------------------
EXPENSES:
Management fee                                                                            6,198,175
12b-1 distribution plan-Class A                                                           2,540,224
12b-1 distribution plan-Class B                                                             455,520
12b-1 distribution plan-Class C                                                             605,617
12b-1 distribution plan-Class P                                                               3,961
Shareholder servicing                                                                     1,164,627
Professional                                                                                 48,451
Reports to shareholders                                                                     210,493
Fund administration                                                                         330,569
Custody                                                                                      64,332
Directors' fees                                                                              41,370
Registration                                                                                 72,764
Subsidy (See Note 3)                                                                         22,111
Other                                                                                        11,106
---------------------------------------------------------------------------------------------------
Gross expenses                                                                           11,769,320
  Expense reductions (See Note 7)                                                           (25,012)
---------------------------------------------------------------------------------------------------
NET EXPENSES                                                                             11,744,308
---------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                             20,118,085
===================================================================================================
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments                                                  13,097,864
Net change in unrealized appreciation (depreciation) on investments                      17,055,933
===================================================================================================
NET REALIZED AND UNREALIZED GAIN                                                         30,153,797
===================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $     50,271,882
===================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                          FOR THE YEAR ENDED    FOR THE YEAR ENDED
INCREASE IN NET ASSETS                                                     NOVEMBER 30, 2005    NOVEMBER 30, 2004
OPERATIONS:
Net investment income                                                    $        20,118,085   $         7,931,900
Net realized gain (loss) on investments                                           13,097,864             4,309,414
Net change in unrealized appreciation (depreciation) on investments               17,055,933            42,043,396
------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                              50,271,882            54,284,710
==================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A                                                                       (18,385,406)           (4,319,651)
   Class B                                                                          (881,697)             (220,980)
   Class C                                                                        (1,150,211)             (173,278)
   Class P                                                                           (20,162)               (2,172)
   Class Y                                                                           (32,148)                  (30)
Net realized gain
   Class A                                                                        (2,781,088)                    -
   Class B                                                                          (175,195)                    -
   Class C                                                                          (194,771)                    -
   Class P                                                                            (2,250)                    -
   Class Y                                                                            (3,853)                    -
------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                              (23,626,781)           (4,716,111)
==================================================================================================================
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                                                623,724,444           322,799,116
Reinvestment of distributions                                                     22,587,025             4,543,239
Cost of shares reacquired                                                        (85,441,018)          (23,284,752)
------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
   FROM CAPITAL SHARE TRANSACTIONS                                               560,870,451           304,057,603
==================================================================================================================
NET INCREASE IN NET ASSETS                                                       587,515,552           353,626,202
==================================================================================================================
NET ASSETS:
Beginning of year                                                                496,958,599           143,332,397
------------------------------------------------------------------------------------------------------------------
END OF YEAR                                                              $     1,084,474,151   $       496,958,599
==================================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME                                      $         4,989,800   $         4,374,454
==================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                                        YEAR ENDED 11/30               12/19/2001(a)
                                                             -------------------------------------         TO
                                                                2005          2004          2003       11/30/2002
PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                         $   12.12     $   10.29     $    9.45     $    10.00
                                                             =========     =========     =========     ==========
  Unrealized appreciation on investments                                                                      .01
                                                                                                       ----------
NET ASSET VALUE ON SEC EFFECTIVE DATE                                                                  $    10.01
                                                                                                       ==========
Investment operations:
  Net investment income(b)                                         .31           .32           .31            .29
  Net realized and unrealized gain (loss)                          .43          1.74           .79           (.80)
                                                             ---------     ---------     ---------     ----------
    Total from investment operations                               .74          2.06          1.10           (.51)
                                                             ---------     ---------     ---------     ----------
Distributions to shareholders from:
  Net investment income                                           (.35)         (.23)         (.26)          (.05)
  Net realized gain                                               (.07)            -             -              -
                                                             ---------     ---------     ---------     ----------
    Total distributions                                           (.42)         (.23)         (.26)          (.05)
                                                             ---------     ---------     ---------     ----------
NET ASSET VALUE, END OF PERIOD                               $   12.44     $   12.12     $   10.29     $     9.45
                                                             =========     =========     =========     ==========

Total Return(c)                                                                                               .10%(d)(e)

Total Return(c)                                                   6.27%        20.29%        11.97%         (5.10)%(d)(f)

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions and
    expenses assumed                                              1.33%         1.35%         1.35%          1.29%(d)

  Expenses, excluding expense reductions and
    expenses assumed                                              1.34%         1.35%         1.46%          2.25%(d)

  Net investment income                                           2.51%         2.84%         3.24%          2.99%(d)

                                                                       YEAR ENDED 11/30                12/19/2001(a)
                                                             -------------------------------------          TO
SUPPLEMENTAL DATA:                                              2005         2004          2003        11/30/2002
====================================================================================================================
  Net assets, end of period (000)                            $ 944,488     $ 439,703     $ 128,030     $   21,467
  Portfolio turnover rate                                        31.65%        21.81%        28.71%         33.71%
====================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                       YEAR ENDED 11/30                12/19/2001(a)
                                                             -------------------------------------         TO
                                                               2005          2004          2003        11/30/2002
PER SHARE OPERATING PERFORMANCE (CLASS B SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                         $   12.03     $   10.23     $    9.40     $    10.00
                                                             =========     =========     =========     ==========
  Unrealized appreciation on investments                                                                      .01
                                                                                                       ----------
NET ASSET VALUE ON SEC EFFECTIVE DATE                                                                  $    10.01
                                                                                                       ==========
Investment operations:
  Net investment income(b)                                         .23           .25           .25            .24
  Net realized and unrealized gain (loss)                          .43          1.72           .79           (.81)
                                                             ---------     ---------     ---------     ----------
    Total from investment operations                               .66          1.97          1.04           (.57)
                                                             ---------     ---------     ---------     ----------
Distributions to shareholders from:
  Net investment income                                           (.26)         (.17)         (.21)          (.04)
  Net realized gain                                               (.07)            -             -              -
                                                             ---------     ---------     ---------     ----------
    Total distributions                                           (.33)         (.17)         (.21)          (.04)
                                                             ---------     ---------     ---------     ----------
NET ASSET VALUE, END OF PERIOD                               $   12.36     $   12.03     $   10.23     $     9.40
                                                             =========     =========     =========     ==========

Total Return(c)                                                                                               .10%(d)(e)

Total Return(c)                                                   5.66%        19.50%        11.35%         (5.69)%(d)(f)

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions and
    expenses assumed                                              1.98%         1.99%         1.99%          1.85%(d)
  Expenses, excluding expense reductions and
    expenses assumed                                              1.98%         1.99%         2.10%          2.81%(d)
  Net investment income                                           1.86%         2.20%         2.60%          2.43%(d)

                                                                       YEAR ENDED 11/30                12/19/2001(a)
                                                             -------------------------------------         TO
SUPPLEMENTAL DATA:                                             2005          2004          2003        11/30/2002
====================================================================================================================
  Net assets, end of period (000)                            $  58,380     $  27,634     $   9,398     $    2,283
  Portfolio turnover rate                                        31.65%        21.81%        28.71%         33.71%
====================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        YEAR ENDED 11/30               12/19/2001(a)
                                                             -------------------------------------         TO
                                                                2005          2004          2003       11/30/2002
PER SHARE OPERATING PERFORMANCE (CLASS C SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                         $   12.05     $   10.25     $    9.41     $    10.00
                                                             =========     =========     =========     ==========
  Unrealized appreciation on investments                                                                      .01
                                                                                                       ----------
NET ASSET VALUE ON SEC EFFECTIVE DATE                                                                  $    10.01
                                                                                                       ==========
Investment operations:
  Net investment income(b)                                         .23           .25           .24            .24
  Net realized and unrealized gain (loss)                          .43          1.73           .80           (.79)
                                                             ---------     ---------     ---------     ----------
    Total from investment operations                               .66          1.98          1.04           (.55)
                                                             ---------     ---------     ---------     ----------
Distributions to shareholders from:
  Net investment income                                           (.27)         (.18)         (.20)          (.05)
  Net realized gain                                               (.07)            -             -              -
                                                             ---------     ---------     ---------     ----------
    Total distributions                                           (.34)         (.18)         (.20)          (.05)
                                                             ---------     ---------     ---------     ----------
NET ASSET VALUE, END OF PERIOD                               $   12.37     $   12.05     $   10.25     $     9.41
                                                             =========     =========     =========     ==========

Total Return(c)                                                                                               .10%(d)(e)

Total Return(c)                                                   5.62%        19.50%        11.27%         (5.54)%(d)(f)

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions and
    expenses assumed                                              1.98%         1.99%         1.99%          1.85%(d)
  Expenses, excluding expense reductions and
    expenses assumed                                              1.98%         1.99%         2.10%          2.81%(d)
  Net investment income                                           1.86%         2.20%         2.60%          2.43%(d)


                                                                        YEAR ENDED 11/30               12/19/2001(a)
                                                             -------------------------------------         TO
SUPPLEMENTAL DATA:                                              2005          2004          2003       11/30/2002
====================================================================================================================
  Net assets, end of period (000)                            $  77,374     $  28,696     $   5,902     $    2,538
  Portfolio turnover rate                                        31.65%        21.81%        28.71%         33.71%
====================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                       YEAR ENDED 11/30                12/19/2001(a)
                                                             -------------------------------------         TO
                                                                2005         2004           2003       11/30/2002
PER SHARE OPERATING PERFORMANCE (CLASS P SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                         $   12.15     $   10.31     $    9.45     $    10.00
                                                             =========     =========     =========     ==========
  Unrealized appreciation on investments                                                                      .01
                                                                                                       ----------
NET ASSET VALUE ON SEC EFFECTIVE DATE                                                                  $    10.01
                                                                                                       ==========
Investment operations:
  Net investment income(b)                                         .30           .31           .31            .28
  Net realized and unrealized gain (loss)                          .43          1.75           .80           (.80)
                                                             ---------     ---------     ---------     ----------
    Total from investment operations                               .73          2.06          1.11           (.52)
                                                             ---------     ---------     ---------     ----------
Distributions to shareholders from:
  Net investment income                                           (.34)         (.22)         (.25)          (.04)
  Net realized gain                                               (.07)            -             -              -
                                                             ---------     ---------     ---------     ----------
    Total distributions                                           (.41)         (.22)         (.25)          (.04)
                                                             ---------     ---------     ---------     ----------
NET ASSET VALUE, END OF PERIOD                               $   12.47     $   12.15     $   10.31     $     9.45
                                                             =========     =========     =========     ==========

Total Return(c)                                                                                               .10%(d)(e)

Total Return(c)                                                   6.17%        20.21%        12.03%         (5.20)%(d)(f)

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions and
    expenses assumed                                              1.43%         1.44%         1.44%          1.35%(d)
  Expenses, excluding expense reductions and
    expenses assumed                                              1.44%         1.44%         1.55%          2.31%(d)
  Net investment income                                           2.42%         2.75%         3.15%          2.93%(d)

                                                                       YEAR ENDED 11/30                12/19/2001(a)
                                                             -------------------------------------         TO
SUPPLEMENTAL DATA:                                              2005         2004          2003        11/30/2002
====================================================================================================================
  Net assets, end of period (000)                            $   1,337     $     286     $       1     $        1
  Portfolio turnover rate                                        31.65%        21.81%        28.71%         33.71%
====================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (CONCLUDED)

                                                                        YEAR ENDED 11/30               12/19/2001(a)
                                                             -------------------------------------         TO
                                                               2005          2004          2003        11/30/2002
PER SHARE OPERATING PERFORMANCE (CLASS Y SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                         $   12.18     $   10.33     $    9.47     $    10.00
                                                             =========     =========     =========     ==========
  Unrealized appreciation on investments                                                                      .01
                                                                                                       ----------
NET ASSET VALUE ON SEC EFFECTIVE DATE                                                                  $    10.01
                                                                                                       ==========
Investment operations:
  Net investment income(b)                                         .35           .45           .34            .32
  Net realized and unrealized gain (loss)                          .44          1.66           .80           (.80)
                                                             ---------     ---------     ---------     ----------
    Total from investment operations                               .79          2.11          1.14           (.48)
                                                             ---------     ---------     ---------     ----------
Distributions to shareholders from:
  Net investment income                                           (.40)         (.26)         (.28)          (.06)
  Net realized gain                                               (.07)            -             -              -
                                                             ---------     ---------     ---------     ----------
    Total distributions                                           (.47)         (.26)         (.28)          (.06)
                                                             ---------     ---------     ---------     ----------
NET ASSET VALUE, END OF PERIOD                               $   12.50     $   12.18     $   10.33     $     9.47
                                                             =========     =========     =========     ==========

Total Return(c)                                                                                               .10%(d)(e)

Total Return(c)                                                   6.64%        20.72%        12.47%         (4.83)%(d)(f)

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions and
    expenses assumed                                               .99%         1.09%          .99%+          .93%(d)
  Expenses, excluding expense reductions and
    expenses assumed                                               .99%         1.09%         1.10%+         1.89%(d)
  Net investment income                                           2.89%         3.74%         3.60%+         3.35%(d)

                                                                       YEAR ENDED 11/30                12/19/2001(a)
                                                             -------------------------------------         TO
SUPPLEMENTAL DATA:                                              2005          2004          2003       11/30/2002
====================================================================================================================
  Net assets, end of period (000)                            $   2,897     $     640     $       1     $        1
  Portfolio turnover rate                                        31.65%        21.81%        28.71%         33.71%
====================================================================================================================

+    The ratios have been determined on a Fund basis.
(a) Commencement of investment operations was 12/19/2001; SEC effective date and date shares first became available to the public was 12/27/2001.
(b)  Calculated using average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)  Not annualized.
(e)  Total return for the period 12/19/2001 through 12/26/2001.
(f)  Total return for the period 12/27/2001 through 11/30/2002.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Lord Abbett Research Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "Act") as a diversified open-end management investment company incorporated under Maryland law on April 6, 1992. The Company currently consists of four separate funds. This report covers one of the funds--Lord Abbett America's Value Fund (the "Fund").

The Fund's investment objective is to seek current income and capital appreciation. The Fund offers five classes of shares: Classes A, B, C, P and Y, each with different expenses and dividends. A front-end sales charge is normally added to the Net Asset Value ("NAV") for Class A shares. There is no front-end sales charge in the case of the Classes B, C, P and Y shares, although there may be a contingent deferred sales charge ("CDSC") as follows: certain redemptions of Class A shares made within 24 months (12 months if shares were purchased on or after November 1, 2004) following certain purchases made without a sales charge; Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will convert to Class A shares on the eighth anniversary of the original purchase of Class B shares.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION-Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued at the mean between the bid and asked prices on the basis of prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and electronic data processing techniques. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) SECURITY TRANSACTIONS-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c) INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d) FEDERAL TAXES-It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

(e) EXPENSES-Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro-rata basis. Expenses, excluding class specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C and P shares bear all expenses and fees relating to their respective 12b-1 Distribution Plans.

(f) REPURCHASE AGREEMENTS-The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

3. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEE

The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio.

The management fee is based on the Fund's average daily net assets at an annual rate of .75%.

Effective December 1, 2005, the Fund's annual management fee rate was changed from a flat fee rate of .75% to the following annual rate:

..75% of the first $1 billion of average daily net assets;
..70% of the next $1 billion of average daily net assets;
..65% of average daily net assets over $2 billion.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

The Fund, along with certain other funds managed by Lord Abbett (the "Underlying Funds"), has entered into a Servicing Arrangement with Lord Abbett Income Strategy Fund of Lord Abbett Investment Trust ("Income Strategy Fund"), pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fees and distribution and service fees) of Income Strategy Fund in proportion to the average daily value of the Underlying Fund shares owned by Income Strategy Fund. Amounts paid pursuant to the Servicing Arrangement are included in Subsidy Expense on the Statement of Operations.

12b-1 DISTRIBUTION PLANS

The Fund has adopted a distribution plan with respect to one or more classes of shares pursuant to Rule 12b-1 of the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

FEE                       CLASS A          CLASS B        CLASS C        CLASS P
--------------------------------------------------------------------------------
Service                    .25%             .25%           .25%           .20%
Distribution               .10%(1)          .75%           .75%           .25%

(1) The amount of CDSC collected by the Fund during the year ended November 30, 2005 was $11,152.

Class Y does not have a distribution plan.

COMMISSIONS

Distributor received the following commissions on sales of shares of the Fund, after concessions were paid to authorized dealers, for the year ended November 30, 2005:

DISTRIBUTOR                        DEALERS'
COMMISSIONS                        CONCESSIONS
----------------------------------------------
$ 2,817,066                        $ 14,738,483

Distributor received CDSCs of $2,605 and $17,676 for Class A and Class C shares, respectively, for the year ended November 30, 2005.

One Director and certain of the Fund's officers have an interest in Lord Abbett.

4. DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least quarterly. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The following distribution was declared on December 8, 2005 and paid on December 14, 2005 to the shareholders of record on December 13, 2005:

                         NET INVESTMENT           SHORT-TERM             LONG-TERM
                                 INCOME        CAPITAL GAINS         CAPITAL GAINS
----------------------------------------------------------------------------------
                         $    8,475,000        $   5,477,000         $   6,794,000

The tax character of distributions paid during the fiscal years ended November 30, 2005 and 2004 are as follows:

                                  11/30/2005       11/30/2004
-------------------------------------------------------------
Distributions paid from:
Ordinary income                   $  21,762,217   $ 4,716,111
Net long-term capital gains           1,864,564             -
-------------------------------------------------------------
  Total distributions             $  23,626,781   $ 4,716,111
=============================================================

As of November 30, 2005, the components of accumulated earnings on a tax basis are as follows:

Undistributed ordinary income - net           $ 11,418,531
Undistributed long-term capital gains            6,788,871
----------------------------------------------------------
  Total undistributed earnings                $ 18,207,402
Temporary differences                              (33,520)
Unrealized gains - net                          65,751,504
----------------------------------------------------------
  Total accumulated gains - net               $ 83,925,386
==========================================================

As of November 30, 2005, the Fund's aggregate unrealized security gains and losses based on cost for U.S. Federal income tax purposes are as follows:

Tax cost                                   $ 1,018,686,027
----------------------------------------------------------
Gross unrealized gain                           96,721,267
Gross unrealized loss                          (30,969,763)
----------------------------------------------------------
  Net unrealized security gain             $    65,751,504
==========================================================

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to the tax treatment of amortization and other temporary tax adjustments.

Permanent items identified during the year ended November 30, 2005, have been reclassified among the components of net assets based on their tax basis treatment as follows:

       UNDISTRIBUTED           ACCUMULATED
      NET INVESTMENT          NET REALIZED
              INCOME                  GAIN
------------------------------------------
      $      966,885          $   (966,885)

The permanent difference is primarily due to the tax treatment of amortization, investments of certain securities, and paydown gains and losses.

5. PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2005 are as follows:

   US GOVERNMENT        NON-U.S. GOVERNMENT        US GOVERNMENT        NON-U.S. GOVERNMENT
      PURCHASES*                  PURCHASES               SALES*                      SALES
-------------------------------------------------------------------------------------------
  $  185,006,486             $  633,482,255        $ 128,668,669             $  122,337,870

* Includes U.S. Government sponsored enterprises securities.

6. DIRECTORS' REMUNERATION

The Company's officers and the one Director who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors' Fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Directors' Fees on the Statement of Operations and in Directors' Fees Payable on the Statement of Assets and Liabilities and are not deductible for U.S. Federal income tax purposes until such amounts are paid.

7. EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

8. LINE OF CREDIT

The Fund, along with certain other funds managed by Lord Abbett, has available a $200,000,000 unsecured revolving credit facility ("Facility") from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. For the period December 1, 2004 through December 9, 2004, the fee for this Facility was at an annual rate of .09%. Effective December 10, 2004, the fee for this Facility is at an annual rate of .08%. At November 30, 2005, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the fiscal year ended November 30, 2005.

Effective December 9, 2005, the Facility for the Fund, along with certain other funds managed by Lord Abbett, was increased from $200,000,000 to $250,000,000. The fee for this Facility remains at an annual rate of .08%.

9. CUSTODIAN AND ACCOUNTING AGENT

State Street Bank & Trust Company ("SSB") is the Company's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's NAV.

10. INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in equity and fixed income securities.

The values of the Fund's equity security holdings and, consequently, the value of an investment in the Fund will fluctuate in response to movements in the stock market in general and to the changing prospects of the individual companies involved. With its emphasis on value stocks, the Fund may perform differently than the market as a whole and other types of stocks, such as growth stocks. The market may fail to recognize the intrinsic value of particular value stocks for a long time. The Fund may invest a significant portion of its assets in mid-sized companies that may be less able to weather economic shifts or other adverse developments than larger, more established companies. Because the Fund is not limited to investing in equity securities, the Fund may have smaller gains in a rising stock market than a fund investing solely in equity securities. In addition, if the Fund's assessment of a company's value or prospects for market appreciation or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

The values of the Fund's fixed income holdings, and consequently, the value of an investment in the Fund will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of these holdings are likely to decline. There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with high yield bonds (sometimes called "junk bonds") in which the Fund may invest. Some issuers, particularly of high yield bonds, may default as to principal and/or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High yield bonds are subject to greater price fluctuations, as well as additional risks.

The Fund may invest up to 20% of its assets in foreign securities, which present increased market, liquidity, currency, political and other risks.

These factors can affect the Fund's performance.

11. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest are as follows:

                                                                            YEAR ENDED                            YEAR ENDED
                                                                     NOVEMBER 30, 2005                     NOVEMBER 30, 2004
----------------------------------------------------------------------------------------------------------------------------
                                                             SHARES             AMOUNT             SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
----------------------------------------------------------------------------------------------------------------------------
Shares sold                                              43,791,945   $    532,741,256         25,253,127   $    283,249,547
Reinvestment of distributions                             1,702,370         20,618,748            387,401          4,226,860
Shares reacquired                                        (5,875,391)       (71,789,401)        (1,793,329)       (20,052,279)
----------------------------------------------------------------------------------------------------------------------------
Increase                                                 39,618,924   $    481,570,603         23,847,199   $    267,424,128
----------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
----------------------------------------------------------------------------------------------------------------------------
Shares sold                                               2,829,339   $     34,180,396          1,534,015   $     17,186,378
Reinvestment of distributions                                78,218            941,684             18,238            197,962
Shares reacquired                                          (480,386)        (5,797,872)          (173,932)        (1,933,208)
----------------------------------------------------------------------------------------------------------------------------
Increase                                                  2,427,171   $     29,324,208          1,378,321   $     15,451,132
----------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
----------------------------------------------------------------------------------------------------------------------------
Shares sold                                               4,417,206   $     53,369,060          1,910,302   $     21,488,685
Reinvestment of distributions                                80,272            968,185             10,622            116,218
Shares reacquired                                          (624,785)        (7,590,232)          (115,422)        (1,276,917)
----------------------------------------------------------------------------------------------------------------------------
Increase                                                  3,872,693   $     46,747,013          1,805,502   $     20,327,986
----------------------------------------------------------------------------------------------------------------------------

CLASS P SHARES
----------------------------------------------------------------------------------------------------------------------------
Shares sold                                                  96,441   $      1,171,661             24,815   $        274,503
Reinvestment of distributions                                 1,843             22,410                194              2,171
Shares reacquired                                           (14,624)          (177,289)            (1,625)           (18,003)
----------------------------------------------------------------------------------------------------------------------------
Increase                                                     83,660   $      1,016,782             23,384   $        258,671
----------------------------------------------------------------------------------------------------------------------------

CLASS Y SHARES
----------------------------------------------------------------------------------------------------------------------------
Shares sold                                                 183,275   $      2,262,071             52,806   $        600,003
Reinvestment of distributions                                 2,958             35,998                  3                 28
Shares reacquired                                            (7,085)           (86,224)              (359)            (4,345)
----------------------------------------------------------------------------------------------------------------------------
Increase                                                    179,148   $      2,211,845             52,450   $        595,686
----------------------------------------------------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
LORD ABBETT RESEARCH FUND, INC. - LORD ABBETT AMERICA'S VALUE FUND:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Lord Abbett Research Fund, Inc. - Lord Abbett America's Value Fund (the "Fund") as of November 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2005 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Research Fund, Inc. - Lord Abbett America's Value Fund as of November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
January 27, 2006

BASIC INFORMATION ABOUT MANAGEMENT

The Board of Directors (the "Board") is responsible for the management of the business and affairs of each Fund in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Fund's investment adviser.

INTERESTED DIRECTOR

The following Director is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 54 portfolios or series.

                                 CURRENT POSITION
NAME, ADDRESS AND                LENGTH OF SERVICE             PRINCIPAL OCCUPATION                          OTHER
YEAR OF BIRTH                        WITH FUND                DURING PAST FIVE YEARS                     DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------------------------
ROBERT S. DOW                 Director and Chairman      Managing Partner and Chief            N/A
Lord, Abbett & Co. LLC        since 1996                 Executive Officer of Lord Abbett
90 Hudson Street                                         since 1996.
Jersey City, NJ 07302
(1945)

                                   ----------

INDEPENDENT DIRECTORS

The following independent or outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 54 portfolios or series.

                                 CURRENT POSITION
NAME, ADDRESS AND                LENGTH OF SERVICE             PRINCIPAL OCCUPATION                          OTHER
YEAR OF BIRTH                        WITH FUND                DURING PAST FIVE YEARS                     DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------------------------
E. THAYER BIGELOW             Director since 1996        Managing General Partner, Bigelow     Currently serves as director of
Lord, Abbett & Co. LLC                                   Media, LLC (since 2000); Senior       Adelphia Communications, Inc.,
c/o Legal Dept.                                          Adviser, Time Warner Inc. (1998 -     Crane Co., and Huttig Building
90 Hudson Street                                         2000); Acting Chief Executive         Products Inc.
Jersey City, NJ 07302                                    Officer of Courtroom Television
(1941)                                                   Network (1997 - 1998); President
                                                         and Chief Executive Officer of
                                                         Time Warner Cable Programming,
                                                         Inc. (1991 - 1997).

WILLIAM H.T. BUSH             Director since 1998        Co-founder and Chairman of the        Currently serves as director of
Lord, Abbett & Co. LLC                                   Board of the financial advisory       WellPoint, Inc. (since 2002),
c/o Legal Dept.                                          firm of Bush-O'Donnell & Company      and Engineered Support Systems,
90 Hudson Street                                         (since 1986).                         Inc. (since 2000).
Jersey City, NJ 07302
(1938)

                                 CURRENT POSITION
NAME, ADDRESS AND                LENGTH OF SERVICE             PRINCIPAL OCCUPATION                          OTHER
YEAR OF BIRTH                        WITH FUND                DURING PAST FIVE YEARS                     DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------------------------
ROBERT B. CALHOUN, JR.        Director since 1998        Managing Director of Monitor          Currently serves as director of
c/o Legal Dept.                                          Clipper Partners (since 1997) and     Avondale, Inc. and Interstate
Lord, Abbett & Co. LLC                                   President of Clipper Asset            Bakeries Corp.
90 Hudson Street                                         Management Corp. (since 1991),
Jersey City, NJ 07302                                    both private equity investment
(1942)                                                   funds.

JULIE A. HILL                 Director since 2004        Owner and CEO of the Hillsdale        Currently serves as director of
Lord, Abbett & Co. LLC                                   Companies, a business consulting      WellPoint, Inc.; Resources
c/o Legal Dept.                                          firm (since 1998); Founder,           Connection Inc.; and Holcim (US)
90 Hudson Street                                         President and Owner of the            Inc. (a subsidiary of Holcim
Jersey City, NJ 07302                                    Hiram-Hill and Hillsdale              Ltd.).
(1946)                                                   Development Companies (1998 -
                                                         2000).

FRANKLIN W. HOBBS             Director since 2004        Former Chief Executive Officer of     Currently serves as director of
Lord, Abbett & Co. LLC                                   Houlihan Lokey Howard & Zukin, an     Adolph Coors Company.
c/o Legal Dept.                                          investment bank (January 2002 -
90 Hudson Street                                         April 2003); Chairman of Warburg
Jersey City, NJ 07302                                    Dillon Read (1999 - 2001); Global
(1947)                                                   Head of Corporate Finance of SBC
                                                         Warburg Dillon Read (1997 - 1999);
                                                         Chief Executive Officer of Dillon,
                                                         Read & Co. (1994 - 1997).

C. ALAN MACDONALD             Director since 1996        Retired - General Business and        Currently serves as director of
Lord, Abbett & Co. LLC                                   Governance Consulting (since          H.J. Baker (since 2003).
c/o Legal Dept.                                          1992); formerly President and CEO
90 Hudson Street                                         of Nestle Foods.
Jersey City, NJ 07302
(1933)

THOMAS J. NEFF                Director since 1992        Chairman of Spencer Stuart (U.S.),    Currently serves as director of
Lord, Abbett & Co. LLC                                   an executive search consulting        Ace, Ltd. (since 1997) and
c/o Legal Dept.                                          firm (since 1996); President of       Hewitt Associates, Inc.
90 Hudson Street                                         Spencer Stuart (1979 - 1996).
Jersey City, NJ 07302
(1937)

OFFICERS

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

NAME AND                               CURRENT POSITION                LENGTH OF SERVICE              PRINCIPAL OCCUPATION
YEAR OF BIRTH                            WITH COMPANY                 OF CURRENT POSITION            DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------------
ROBERT S. DOW                   Chief Executive Officer and      Elected in 1996                  Managing Partner and Chief
(1945)                          President                                                         Executive Officer of Lord
                                                                                                  Abbett (since 1996).

KEVIN P. FERGUSON               Executive                        Elected in 2001                  Partner and Mid Cap Growth
(1964)                          Vice President                                                    Investment Manager, joined Lord
                                                                                                  Abbett in 1999.

ROBERT P. FETCH                 Executive                        Elected in 1997                  Partner and Small-Cap Value
(1953)                          Vice President                                                    Senior Investment Manager,
                                                                                                  joined Lord Abbett in 1995.

DANIEL H. FRASCARELLI           Executive                        Elected in 2005                  Partner and Investment Manager,
(1954)                          Vice President                                                    joined Lord Abbett in 1990.

CHRISTOPHER J. TOWLE            Executive                        Elected in 2001                  Partner and Investment Manager,
(1957)                          Vice President                                                    joined Lord Abbett in 1987.

EDWARD K. VON DER LINDE         Executive                        Elected in 2001                  Partner and Investment Manager,
(1960)                          Vice President                                                    joined Lord Abbett in 1988.

JAMES BERNAICHE                 Chief Compliance Officer         Elected in 2004                  Chief Compliance Officer,
(1956)                                                                                            joined Lord Abbett in 2001;
                                                                                                  formerly Vice President and
                                                                                                  Chief Compliance Officer with
                                                                                                  Credit Suisse Asset Management.

JOAN A. BINSTOCK                Chief Financial Officer and      Elected in 1999                  Partner and Chief Operations
(1954)                          Vice President                                                    Officer, joined Lord Abbett in
                                                                                                  1999.

JOHN K. FORST                   Vice President and Assistant     Elected in 2005                  Deputy General Counsel, joined
(1960)                          Secretary                                                         Lord Abbett in 2004; prior
                                                                                                  thereto Managing Director and
                                                                                                  Associate General Counsel at
                                                                                                  New York Life Investment
                                                                                                  Management LLC (2002 - 2003);
                                                                                                  formerly Attorney at Dechert
                                                                                                  LLP (2000 - 2002).

LAWRENCE H. KAPLAN              Vice President and Secretary     Elected in 1997                  Partner and General Counsel,
(1957)                                                                                            joined Lord Abbett in 1997.

BASIC INFORMATION ABOUT MANAGEMENT (CONCLUDED)

NAME AND                               CURRENT POSITION                LENGTH OF SERVICE              PRINCIPAL OCCUPATION
YEAR OF BIRTH                            WITH COMPANY                 OF CURRENT POSITION            DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------------
ROBERT G. MORRIS                Vice President                   Elected in 1996                  Partner and Chief Investment
(1944)                                                                                            Officer, joined Lord Abbett in
                                                                                                  1991.

A. EDWARD OBERHAUS, III         Vice President                   Elected in 1996                  Partner and Manager of Equity
(1959)                                                                                            Trading, joined Lord Abbett in
                                                                                                  1983.

CHRISTINA T. SIMMONS            Vice President and Assistant     Elected in 2000                  Assistant General Counsel,
(1957)                          Secretary                                                         joined Lord Abbett in 1999.

PAUL J. VOLOVICH                Vice President                   Elected in 2004                  Investment Manager--Large-Cap
(1973)                                                                                            Core Fund, joined Lord Abbett
                                                                                                  in 1997.

BERNARD J. GRZELAK              Treasurer                        Elected in 2003                  Director of Fund Administration,
(1971)                                                                                            joined Lord Abbett in 2003;
                                                                                                  formerly Vice President, Lazard
                                                                                                  Asset Management LLC (2000 -
                                                                                                  2003); prior thereto Manager of
                                                                                                  Deloitte & Touche LLP.

Please call 888-522-2388 for a copy of the Statement of Additional Information
(SAI), which contains further information about the Fund's Directors. It is available free upon request.

HOUSEHOLDING

The Company has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

PROXY VOTING POLICIES, PROCEDURES AND RECORD

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's portfolio securities, and information on how Lord Abbett voted the Fund's proxies during the 12-month period ended June 30, 2005 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.LordAbbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Company is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings will be available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 800-821-5129. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

-------------------------------------------------------------------------------
TAX INFORMATION

57.99% of the ordinary income distribution paid by the Fund during fiscal 2005 is qualified dividend income. For corporate shareholders, only 57.46% of the Fund's ordinary income distribution qualified for the dividends received deduction.

Additionally, of the distributions paid to shareholders during the fiscal year ended November 30, 2005, $1,864,564 represents long-term capital gains.
-------------------------------------------------------------------------------

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

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

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

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

[LORD ABBETT(R) LOGO]

    This report when not used for the general
 information of shareholders of the fund, is to
 be distributed only if preceded or accompanied            Lord Abbett Research Fund, Inc.
         by a current fund prospectus.                            Lord Abbett America's Value Fund

Lord Abbett mutual fund shares are distributed by                                                         LAAMF-2-1105
         LORD ABBETT DISTRIBUTOR LLC                                                                            (1/06)

[LORD ABBETT LOGO]

 2005
  ANNUAL
    REPORT

 LORD ABBETT
   GROWTH OPPORTUNITIES FUND


FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2005

--------------------------------------------------------------------------------
LORD ABBETT RESEARCH FUND
LORD ABBETT GROWTH OPPORTUNITIES FUND
ANNUAL REPORT
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2005

DEAR SHAREHOLDERS: We are pleased to provide you with this overview of the Lord Abbett Growth Opportunities Fund's strategies and performance for the fiscal year ended November 30, 2005. On this and the following pages, we discuss the major factors that influenced performance.

    Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

BEST REGARDS,

/s/ Robert S. Dow

ROBERT S. DOW
CHAIRMAN

--------------------------------------------------------------------------------

Q: WHAT WERE THE OVERALL MARKET CONDITIONS OF THE FISCAL YEAR ENDED NOVEMBER 30, 2005?

A: Despite sharply higher energy prices, continued short-term interest rate hikes by the Federal Reserve Board (the Fed), and a devastating hurricane season for the Gulf Coast region, U.S. real (i.e., after inflation) gross domestic product (GDP) continued to grow at a strong, if not robust, pace. With the exception of a hurricane-induced fall in personal income in August 2005, personal income generally remained positive throughout the fiscal year ended November 30, 2005.

    On November 1, 2005, the Fed raised the fed funds rate for the twelfth consecutive time since June 2004, bringing the rate to 4.0 percent by fiscal year-end November 30, 2005. Meanwhile, 10-year Treasury yields were volatile, reflecting investors' shifting perceptions about the health of the U.S. economy. Yields on the benchmark Treasury note began the fiscal year ended November 30, 2005, at 4.2 percent, reaching 4.5 percent by March 2005. However, the trend higher was disrupted in the spring and summer of 2005, amid investors' concerns about an economic slowdown, with the 10-year yield touching 4.0 percent in June. The yield then rose again in the last month of the fiscal year, to as high as
4.5 percent, driven by renewed concerns about inflation.

    Against this backdrop of steady economic output and sharply rising short-term interest rates, equity markets rose, with the S&P 500(R) Index(1) gaining 8.4 percent in the fiscal year ended November 30, 2005. Driven by the sharp rise in oil prices, the strongest performing sectors of the S&P 500 Index in the fiscal year ended November 30, 2005, were energy stocks, recording a return of 28.1 percent, and utilities, rising 18.6 percent. "Defensive" stocks, such as those in the healthcare sector, also outperformed the

--------------------------------------------------------------------------------

S&P 500 Index, while economically sensitive sectors, such as materials, industrials, telecommunication services, and consumer discretionary, underperformed.

Q:  HOW DID THE FUND PERFORM OVER THE FISCAL YEAR ENDED NOVEMBER 30, 2005?

A: The fund returned 10.1 percent, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared with its benchmark, the Russell Midcap(R) Growth Index,(2) which returned 16.2 percent over the same period. STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS, WHICH REFLECT PERFORMANCE AT THE MAXIMUM 5.75 PERCENT SALES CHARGE APPLICABLE TO CLASS A SHARE INVESTMENTS AND INCLUDE THE REINVESTMENT OF ALL DISTRIBUTIONS, ARE: 1
YEAR: 3.78 PERCENT, 5 YEARS: 0.78 PERCENT, AND 10 YEARS: 10.79 PERCENT. Class A shares purchased with a front-end sales charge have no contingent deferred sales charge (CDSC). However, certain purchases of Class A shares made without a front-end sales charge may be subject to a CDSC. Please see section "Your Investment-Purchases" in the prospectus for more information on redemptions that may be subject to a CDSC.

    PERFORMANCE DATA QUOTED REFLECT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END BY CALLING LORD ABBETT AT 800-821-5129 OR REFERRING TO OUR WEBSITE AT www.LordAbbett.com.

Q:  WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A: Stock selection in the financial services sector was the largest detractor to fund performance relative to its benchmark for the fiscal year ended November 30, 2005. Universal American Financial Corp., a specialty health and life insurance holding company, underperformed due to disappointing third quarter earnings. In October 2005, the company's management, regarding reasons for reduced earnings, cited a higher than anticipated loss ratio in the Medicare supplement business, and additional expenses incurred in implementing the company's Medicare Part D growth initiatives.

    Stock selection in the technology sector also took away from fund performance relative to its benchmark. Symbol Technologies, Inc., a provider of barcode scanning and radio frequency identification equipment, underperformed due to softer than anticipated sales and lackluster second quarter financial results.

    A contributor to fund performance relative to its benchmark for the fiscal year ended November 30, 2005, was stock selection in the auto and transportation sector. UTi Worldwide Inc., an international, non-asset-based global

--------------------------------------------------------------------------------

integrated logistics company providing air and ocean freight forwarding, contract logistics, customs brokerage, and other supply chain management services, outperformed based on strong quarterly earnings. Landstar System, Inc., another non-asset-based provider of specialized transportation services, also helped performance due to robust quarterly financial reports.

    In addition, ITT Industries, Inc., an industrial products and services company, aided fund performance relative to its benchmark. During the fiscal year ended November 30, 2005, the company was a fast growing industrial company because of its focus on the growth areas of water treatment and defense electronics.

    THE FUND'S PORTFOLIO IS ACTIVELY MANAGED AND, THEREFORE, ITS HOLDINGS AND WEIGHTINGS OF A PARTICULAR ISSUER OR PARTICULAR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

    A PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT A FUND, INCLUDING ITS INVESTMENT OBJECTIVE, RISKS, CHARGES, AND ONGOING EXPENSES, WHICH AN INVESTOR SHOULD CAREFULLY CONSIDER BEFORE INVESTING. TO OBTAIN A PROSPECTUS ON ANY LORD ABBETT MUTUAL FUND, PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR LORD ABBETT DISTRIBUTOR LLC AT 800-874-3733 OR VISIT OUR WEBSITE AT www.LordAbbett.com. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

(1) The S&P 500(R) Index is widely regarded as the standard for measuring large-cap U.S. stock market performance; this popular index includes a representative sample of leading companies in leading industries.

(2) The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks also are members of the Russell 1000(R) Growth Index.

Indexes are unmanaged, do not reflect the deductions of fees or expenses, and are not available for direct investment.

IMPORTANT PERFORMANCE AND OTHER INFORMATION

The views of the fund's management and the portfolio holdings described in this report are as of November 30, 2005; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A NOTE ABOUT RISK: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the fund, please see the fund's prospectus.

PERFORMANCE: BECAUSE OF ONGOING MARKET VOLATILITY, A FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION. Except where noted, comparative fund performance does not account for the deduction of sales charges and would be different if sales charges were included. A fund offers additional classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see a fund's prospectus.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, BANKS, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

--------------------------------------------------------------------------------

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell Midcap(R) Growth Index and the S&P MidCap 400/Barra Growth Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

              THE FUND (CLASS A SHARES)   THE FUND (CLASS A SHARES) AT   RUSSELL MIDCAP(R)   S&P MIDCAP 400/BARRA
                 AT NET ASSET VALUE         MAXIMUM OFFERING PRICE(1)     GROWTH INDEX(2)       GROWTH INDEX(2)
12/1/1995             $  10,000                    $   9,425                $  10,000              $  10,000
11/30/1996            $  12,781                    $  12,046                $  11,955              $  11,769
11/30/1997            $  16,475                    $  15,527                $  14,217              $  14,920
11/30/1998            $  17,414                    $  16,412                $  15,384              $  17,096
11/30/1999            $  26,128                    $  24,625                $  21,895              $  24,177
11/30/2000            $  26,794                    $  25,253                $  21,533              $  27,335
11/30/2001            $  24,417                    $  23,013                $  17,438              $  25,429
11/30/2002            $  20,154                    $  18,995                $  13,985              $  22,376
11/30/2003            $  24,989                    $  23,552                $  18,550              $  28,064
11/30/2004            $  26,848                    $  25,304                $  20,664              $  30,543
11/30/2005            $  29,560                    $  27,860                $  24,012              $  35,897

                AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE
              SALES CHARGE FOR THE PERIODS ENDED NOVEMBER 30, 2005

                    1 YEAR    5 YEARS    10 YEARS    LIFE OF CLASS
CLASS A(3)            3.78%      0.78%      10.79%              --
CLASS B(4)            5.39%      1.17%         --             9.97%
CLASS C(5)            9.34%      1.36%         --             9.54%
CLASS P(6)            9.97%      1.94%         --            (0.27)%
CLASS Y(7)           10.50%      2.29%         --             8.00%

(1) Reflects the deduction of the maximum initial sales charge of 5.75%.

(2) Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund's performance.

(3) Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2005, is calculated using the SEC-required uniform method to compute such return.

(4) Class B shares commenced operations on October 16, 1998. Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and 0% for life of class.

(5) Class C shares commenced operations on October 19, 1998. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

(6) Class P shares commenced operations on August 15, 2000. Performance is at net asset value.

(7) Class Y shares commenced operations on December 9, 1998. Performance is at net asset value.

--------------------------------------------------------------------------------

EXPENSE EXAMPLE

    As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

    The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2005 through November 30, 2005).

ACTUAL EXPENSES

    For each class of the Fund, the first line of the applicable table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period 6/1/05 - 11/30/05" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

    For each class of the Fund, the second line of the applicable table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

--------------------------------------------------------------------------------

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                              BEGINNING       ENDING       EXPENSES
                                               ACCOUNT       ACCOUNT     PAID DURING
                                                VALUE         VALUE        PERIOD+
                                             -----------   -----------   -----------
                                                                           6/1/05 -
                                               6/1/05        11/30/05      11/30/05
                                             -----------   -----------   -----------
CLASS A
Actual                                       $  1,000.00   $  1,073.10   $      8.06
Hypothetical (5% Return Before Expenses)     $  1,000.00   $  1,017.30   $      7.84

CLASS B
Actual                                       $  1,000.00   $  1,069.70   $     11.42
Hypothetical (5% Return Before Expenses)     $  1,000.00   $  1,014.04   $     11.11

CLASS C
Actual                                       $  1,000.00   $  1,069.10   $     11.41
Hypothetical (5% Return Before Expenses)     $  1,000.00   $  1,014.04   $     11.11

CLASS P
Actual                                       $  1,000.00   $  1,072.40   $      8.57
Hypothetical (5% Return Before Expenses)     $  1,000.00   $  1,016.80   $      8.34

CLASS Y
Actual                                       $  1,000.00   $  1,074.70   $      6.24
Hypothetical (5% Return Before Expenses)     $  1,000.00   $  1,019.05   $      6.07

+ For each class of the Fund, expenses are equal to the annualized expense ratio for such class (1.55% for Class A, 2.20% for Classes B and C, 1.65% for Class P and 1.20% for Class Y) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS PRESENTED BY SECTOR
NOVEMBER 30, 2005

SECTOR*                    %**
Auto & Transportation      3.71%
Consumer Discretionary    19.60%
Consumer Staples           0.89%
Financial Services        11.52%
Healthcare                17.66%
Materials & Processing     6.32%
Other                      1.40%
Other Energy               7.35%
Producer Durables          4.48%
Short-Term Investment     10.18%
Technology                15.87%
Utilities                  1.02%
Total                    100.00%

*   A sector may comprise several industries.

**  Represents percent of total investments.

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2005

                                                                                                       VALUE
INVESTMENTS                                                                        SHARES              (000)
------------------------------------------------------------------------------------------------------------
COMMON STOCKS 89.92%

AEROSPACE 0.92%
Rockwell Collins, Inc.                                                            170,500   $          7,792
                                                                                            ----------------

AGRICULTURE, FISHING & RANCHING 2.03%
Monsanto Co.                                                                      235,800             17,277
                                                                                            ----------------

BANKS 0.43%
Lazard Ltd. Class A(a)                                                            117,600              3,681
                                                                                            ----------------

BANKS: OUTSIDE NEW YORK CITY 0.77%
SVB Financial Group*                                                              136,400              6,559
                                                                                            ----------------

BIOTECHNOLOGY RESEARCH & PRODUCTION 3.90%
Cephalon, Inc.*                                                                    98,700              5,019
Genzyme Corp.*                                                                    227,500             16,912
Integra LifeSciences Holdings Corp.*                                              109,100              3,986
Invitrogen Corp.*                                                                  36,500              2,433
OSI Pharmaceuticals, Inc.*                                                         93,800              2,275
Protein Design Labs, Inc.*                                                         89,900              2,504
                                                                                            ----------------
TOTAL                                                                                                 33,129
                                                                                            ----------------

CASINOS & GAMBLING 0.71%
Scientific Games Corp. Class A*                                                   211,700              5,997
                                                                                            ----------------

CHEMICALS 1.13%
Ecolab Inc.                                                                       216,900              7,216
Rohm & Haas Co.                                                                    54,000              2,365
                                                                                            ----------------
TOTAL                                                                                                  9,581
                                                                                            ----------------

COMMUNICATIONS TECHNOLOGY 5.81%
ADC Telecommunications, Inc.*                                                     252,790              5,164
ADTRAN, Inc.                                                                       68,700              2,031
Avaya Inc.*                                                                       662,300              7,894
Comverse Technology, Inc.*                                                        279,700              7,331
Harris Corp.                                                                      149,000              6,642
Juniper Networks, Inc.*                                                           286,200              6,437
McAfee, Inc.*                                                                     249,900   $          6,950
Tibco Software, Inc.*                                                             832,100              6,965
                                                                                            ----------------
TOTAL                                                                                                 49,414
                                                                                            ----------------

COMPUTER SERVICES, SOFTWARE & SYSTEMS 4.99%
Amdocs Ltd.*(a)                                                                   142,500              3,766
Autodesk, Inc.                                                                    103,300              4,310
CACI Int'l. Inc. Class A*                                                          40,300              2,231
Citrix Systems, Inc.*                                                             241,000              6,541
Hyperion Solutions Corp.*                                                         166,000              8,790
Informatica Corp.*                                                                515,900              5,799
Red Hat, Inc.*                                                                    129,500              3,052
Symantec Corp.*                                                                   201,027              3,552
Websense, Inc.*                                                                    67,900              4,410
                                                                                            ----------------
TOTAL                                                                                                 42,451
                                                                                            ----------------

COMPUTER TECHNOLOGY 0.95%
Network Appliance, Inc.*                                                          277,800              8,090
                                                                                            ----------------

CONSUMER ELECTRONICS 0.75%
VeriSign, Inc.*                                                                   285,900              6,355
                                                                                            ----------------

DIVERSIFIED FINANCIAL SERVICES 2.21%
CIT Group Inc.                                                                    379,400             18,780
                                                                                            ----------------

DIVERSIFIED PRODUCTION 1.38%
Danaher Corp.                                                                     211,300             11,727
                                                                                            ----------------

DRUG & GROCERY STORE CHAINS 0.89%
Safeway Inc.                                                                      324,900              7,554
                                                                                            ----------------

DRUGS & PHARMACEUTICALS 3.22%
Barr Pharmaceuticals, Inc.*                                                        74,000              4,244
Endo Pharmaceuticals Holdings Inc.*                                               414,700             12,408
Kos Pharmaceuticals, Inc.*                                                         71,500              4,760
Medicines Co. (The)*                                                              106,805              1,951
Sepracor Inc.*                                                                     73,900              4,063
                                                                                            ----------------
TOTAL                                                                                                 27,426
                                                                                            ----------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOVEMBER 30, 2005

                                                                                                       VALUE
INVESTMENTS                                                                        SHARES              (000)
------------------------------------------------------------------------------------------------------------
ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS 4.13%
Agere Systems Inc.*                                                               405,000   $          5,338
Analog Devices, Inc.                                                              202,900              7,694
Broadcom Corp. Class A*                                                           188,900              8,791
National Semiconductor Corp.                                                      336,600              8,711
Xilinx, Inc.                                                                      175,100              4,630
                                                                                            ----------------
TOTAL                                                                                                 35,164
                                                                                            ----------------

ENGINEERING & CONTRACTING SERVICES 1.49%
Jacobs Engineering Group Inc.*                                                    195,600             12,708
                                                                                            ----------------

FINANCIAL DATA PROCESSING SERVICES & SYSTEMS 1.43%
Alliance Data Systems Corp.*                                                      316,000             12,188
                                                                                            ----------------

HEALTH & PERSONAL CARE 1.63%
Lincare Holdings Inc.*                                                            168,000              7,212
Omnicare, Inc.                                                                    116,200              6,618
                                                                                            ----------------
TOTAL                                                                                                 13,830
                                                                                            ----------------

HEALTHCARE FACILITIES 0.31%
DaVita Inc.*                                                                       49,900              2,619
                                                                                            ----------------

HEALTHCARE MANAGEMENT SERVICES 5.51%
Caremark Rx, Inc.*                                                                149,500              7,683
Community Health Systems, Inc.*                                                   450,000             18,041
PacifiCare Health Systems, Inc.*                                                  198,400             17,070
Sierra Health Services, Inc.*                                                      52,200              4,083
                                                                                            ----------------
TOTAL                                                                                                 46,877
                                                                                            ----------------

HOTEL/MOTEL 1.93%
Hilton Hotels Corp.                                                               278,500              6,105
Starwood Hotels & Resorts Worldwide, Inc.                                         171,000   $         10,345
                                                                                            ----------------
TOTAL                                                                                                 16,450
                                                                                            ----------------

INSURANCE: LIFE 0.28%
Universal American Financial Corp.*                                               158,300              2,337
                                                                                            ----------------

INSURANCE: PROPERTY-CASUALTY 5.46%
ACE Ltd.(a)                                                                       231,600             12,854
AXIS Capital Holdings Ltd.(a)                                                     414,100             12,539
HCC Insurance Holdings, Inc.                                                      468,800             14,322
W.R. Berkley Corp.                                                                143,600              6,695
                                                                                            ----------------
TOTAL                                                                                                 46,410
                                                                                            ----------------

LEISURE TIME 1.43%
Penn National Gaming, Inc.*                                                       254,700              8,448
Royal Caribbean Cruises Ltd.                                                       81,000              3,715
                                                                                            ----------------
TOTAL                                                                                                 12,163
                                                                                            ----------------

MACHINERY: OIL WELL EQUIPMENT & SERVICES 5.84%
Cooper Cameron Corp.*                                                             117,700              9,373
Halliburton Co.                                                                   276,800             17,618
SEACOR Holdings Inc.*                                                             116,900              7,873
Weatherford Int'l. Ltd.*                                                          212,600             14,778
                                                                                            ----------------
TOTAL                                                                                                 49,642
                                                                                            ----------------

MANUFACTURING 1.59%
Ingersoll-Rand Co. Ltd. Class A(a)                                                342,000             13,553
                                                                                            ----------------

MEDICAL & DENTAL INSTRUMENTS & SUPPLIES 2.13%
Fisher Scientific Int'l. Inc.*                                                    210,300             13,560
Sybron Dental Specialties, Inc.*                                                  104,600              4,575
                                                                                            ----------------
TOTAL                                                                                                 18,135
                                                                                            ----------------

MEDICAL SERVICES 0.98%
Covance Inc.*                                                                     176,100              8,372
                                                                                            ----------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOVEMBER 30, 2005

                                                                                                       VALUE
INVESTMENTS                                                                        SHARES              (000)
------------------------------------------------------------------------------------------------------------
METAL FABRICATING 0.87%
Timken Co. (The)                                                                  238,700   $          7,395
                                                                                            ----------------

MULTI-SECTOR COMPANIES 1.40%
ITT Industries, Inc.                                                              109,700             11,931
                                                                                            ----------------

OIL: CRUDE PRODUCERS 1.53%
XTO Energy Inc.                                                                   318,900             12,976
                                                                                            ----------------

POLLUTION CONTROL & ENVIRONMENTAL SERVICES 0.45%
Headwaters Inc.*                                                                  108,274              3,858
                                                                                            ----------------

RADIO & TV BROADCASTERS 1.08%
Univision Communications Inc. Class A*                                            302,800              9,154
                                                                                            ----------------

RENTAL & LEASING SERVICES: COMMERCIAL 0.96%
United Rentals, Inc.*                                                             387,300              8,195
                                                                                            ----------------

RESTAURANTS 1.41%
Cheesecake Factory, Inc. (The)*                                                   272,925             10,000
Texas Roadhouse, Inc. Class A*                                                    133,300              2,013
                                                                                            ----------------
TOTAL                                                                                                 12,013
                                                                                            ----------------

RETAIL 6.77%
Abercrombie & Fitch Co.                                                            95,900              5,881
Advance Auto Parts, Inc.*                                                         248,450             10,519
Bed Bath & Beyond Inc.*                                                           291,500             12,435
Hibbett Sporting Goods, Inc.*                                                      95,200              2,852
MSC Industrial Direct Co., Inc. Class A                                           255,600              9,992
Nordstrom, Inc.                                                                   220,000              8,114
O'Reilly Automotive, Inc.*                                                        257,300              7,832
                                                                                            ----------------
TOTAL                                                                                                 57,625
                                                                                            ----------------

SERVICES: COMMERCIAL 5.55%
FTI Consulting, Inc.*                                                             278,060              7,886
IAC/InterActiveCorp*                                                              313,027              8,643
Iron Mountain Inc.*                                                               208,350   $          8,594
Labor Ready, Inc.*                                                                311,400              6,876
Monster Worldwide, Inc.*                                                          194,000              7,546
Robert Half Int'l. Inc.                                                           199,400              7,629
                                                                                            ----------------
TOTAL                                                                                                 47,174
                                                                                            ----------------

SHIPPING 0.97%
UTi Worldwide Inc.(a)                                                              85,000              8,270
                                                                                            ----------------

STEEL 0.80%
Nucor Corp.                                                                       101,700              6,822
                                                                                            ----------------

TELECOMMUNICATIONS EQUIPMENT 0.15%
Powerwave Technologies, Inc.*                                                      99,200              1,246
                                                                                            ----------------

TRANSPORTATION MISCELLANEOUS 0.79%
Tidewater Inc.                                                                    149,400              6,753
                                                                                            ----------------

TRUCKERS 1.94%
Heartland Express, Inc.                                                           233,550              4,977
Landstar System, Inc.                                                             268,718             11,566
                                                                                            ----------------
TOTAL                                                                                                 16,543
                                                                                            ----------------

UTILITIES: TELECOMMUNICATIONS 1.02%
Nextel Partners, Inc. Class A*                                                    327,500              8,679
                                                                                            ----------------
TOTAL COMMON STOCKS
(cost $650,915,047)                                                                                  764,895
                                                                                            ================

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (CONCLUDED)

NOVEMBER 30, 2005

                                                                                PRINCIPAL
                                                                                   AMOUNT              VALUE
INVESTMENTS                                                                         (000)              (000)
------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT 10.19%

REPURCHASE AGREEMENT 10.19%
Repurchase Agreement dated 11/30/2005, 3.40% due 12/1/2005 with State
Street Bank & Trust Co. collateralized by $88,395,000 of Federal Home
Loan Bank at 4.375% due 9/11/2009; value: $88,395,000; proceeds:
$86,669,026 (cost $86,660,841)                                           $         86,661   $         86,661
                                                                                            ----------------
TOTAL INVESTMENTS IN SECURITIES 100.11%
(cost $737,575,888)                                                                                  851,556
                                                                                            ================
LIABILITIES IN EXCESS OF OTHER ASSETS (0.11%)                                                           (911)
                                                                                            ----------------
NET ASSETS 100.00%                                                                          $        850,645
                                                                                            ================

*   Non-income producing security.
(a) Foreign security traded in U.S. dollars.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 2005

ASSETS:
Investments in securities, at value (cost $650,915,047)                          $    764,894,929
Repurchase agreement, at cost and value                                                86,660,841
Receivables:
  Interest and dividends                                                                  397,494
  Investment securities sold                                                           13,212,657
  Capital shares sold                                                                     952,922
Prepaid expenses and other assets                                                         102,038
-------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                          866,220,881
-------------------------------------------------------------------------------------------------

LIABILITIES:
Payables:
  Investment securities purchased                                                      12,846,686
  Capital shares reacquired                                                             1,243,710
  Management fee                                                                          547,262
  12b-1 distribution fees                                                                 345,397
  Fund administration                                                                      27,478
  Directors' fees                                                                          35,566
  To affiliate                                                                                827
Accrued expenses and other liabilities                                                    529,029
-------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                      15,575,955
=================================================================================================
NET ASSETS                                                                       $    850,644,926
=================================================================================================

COMPOSITION OF NET ASSETS:
Paid-in capital                                                                  $    705,774,688
Accumulated net investment loss                                                        (1,379,502)
Accumulated net realized gain on investments                                           32,269,858
Net unrealized appreciation on investments                                            113,979,882
-------------------------------------------------------------------------------------------------
NET ASSETS                                                                       $    850,644,926
=================================================================================================

NET ASSETS BY CLASS:
Class A Shares                                                                   $    634,058,840
Class B Shares                                                                   $    106,809,136
Class C Shares                                                                   $     83,339,264
Class P Shares                                                                   $     17,536,335
Class Y Shares                                                                   $      8,901,351
OUTSTANDING SHARES BY CLASS:
Class A Shares (50 million shares of common stock authorized, $.001 par value)         29,982,271
Class B Shares (30 million shares of common stock authorized, $.001 par value)          5,270,109
Class C Shares (20 million shares of common stock authorized, $.001 par value)          4,112,881
Class P Shares (20 million shares of common stock authorized, $.001 par value)            828,328
Class Y Shares (30 million shares of common stock authorized, $.001 par value)            412,758
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE (NET ASSETS DIVIDED
  BY OUTSTANDING SHARES):
Class A Shares-Net asset value                                                   $          21.15
Class A Shares-Maximum offering price
  (Net asset value plus sales charge of 5.75%)                                   $          22.44
Class B Shares-Net asset value                                                   $          20.27
Class C Shares-Net asset value                                                   $          20.26
Class P Shares-Net asset value                                                   $          21.17
Class Y Shares-Net asset value                                                   $          21.57

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED NOVEMBER 30, 2005

INVESTMENT INCOME:
Dividends                                                                        $      3,948,947
Interest                                                                                  963,291
Securities lending-net                                                                     10,790
Foreign withholding tax                                                                   (14,847)
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                 4,908,181
-------------------------------------------------------------------------------------------------

EXPENSES:
Management fee                                                                          6,615,756
12b-1 distribution plan-Class A                                                         2,254,035
12b-1 distribution plan-Class B                                                         1,053,856
12b-1 distribution plan-Class C                                                           828,254
12b-1 distribution plan-Class P                                                            67,931
Shareholder servicing                                                                   2,738,326
Professional                                                                               50,421
Reports to shareholders                                                                   229,695
Fund administration                                                                       330,788
Custody                                                                                    42,340
Directors' fees                                                                            42,561
Registration                                                                               71,646
Subsidy (See Note 3)                                                                        5,900
Other                                                                                      26,594
-------------------------------------------------------------------------------------------------
Gross expenses                                                                         14,358,103
  Expense reductions (See Note 7)                                                         (14,027)
  Expenses assumed by advisor (See Note 3)                                               (318,170)
-------------------------------------------------------------------------------------------------
NET EXPENSES                                                                           14,025,906
-------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                    (9,117,725)
=================================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments                                                86,614,819
Net change in unrealized appreciation (depreciation) on investments                       782,332
=================================================================================================
NET REALIZED AND UNREALIZED GAIN                                                       87,397,151
=================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                             $     78,279,426
=================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      FOR THE YEAR ENDED    FOR THE YEAR ENDED
INCREASE IN NET ASSETS                                                NOVEMBER 30, 2005     NOVEMBER 30, 2004
OPERATIONS:
Net investment loss                                                   $       (9,117,725)   $      (10,030,735)
Net realized gain (loss) on investments                                       86,614,819            57,652,736
Net change in unrealized appreciation (depreciation) on investments              782,332             4,466,639
--------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          78,279,426            52,088,640
==============================================================================================================

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                                            154,082,808           282,046,048
Cost of shares reacquired                                                   (184,595,168)         (142,535,623)
--------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
  SHARE TRANSACTIONS                                                         (30,512,360)          139,510,425
==============================================================================================================
NET INCREASE IN NET ASSETS                                                    47,767,066           191,599,065
==============================================================================================================

NET ASSETS:
Beginning of year                                                            802,877,860           611,278,795
--------------------------------------------------------------------------------------------------------------
END OF YEAR                                                           $      850,644,926    $      802,877,860
==============================================================================================================
ACCUMULATED NET INVESTMENT LOSS                                       $       (1,379,502)   $       (1,730,353)
==============================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                                                YEAR ENDED 11/30
                                                     ----------------------------------------------------------------------
                                                        2005           2004           2003           2002           2001
PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                   $    19.21     $    17.88     $    14.42     $    17.47     $    19.17
                                                     ==========     ==========     ==========     ==========     ==========

Investment operations:
  Net investment income(a)                                 (.19)          (.23)          (.24)          (.23)          (.28)
  Net realized and unrealized gain (loss)                  2.13           1.56           3.70          (2.82)         (1.42)
                                                     ----------     ----------     ----------     ----------     ----------
    Total from investment operations                       1.94           1.33           3.46          (3.05)         (1.70)
                                                     ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF YEAR                         $    21.15     $    19.21     $    17.88     $    14.42     $    17.47
                                                     ==========     ==========     ==========     ==========     ==========

Total Return(b)                                           10.10%          7.44%         23.99%        (17.46)%        (8.87)%

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions
    and expenses assumed                                   1.55%          1.73%          1.85%          1.80%          1.72%
  Expenses, excluding expense reductions
    and expenses assumed                                   1.59%          1.73%          1.85%          1.80%          1.72%
  Net investment loss                                      (.96)%        (1.27)%        (1.53)%        (1.48)%        (1.48)%

                                                                                YEAR ENDED 11/30
                                                     ----------------------------------------------------------------------
SUPPLEMENTAL DATA:                                      2005           2004           2003           2002           2001
---------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                      $  634,059     $  594,524     $  430,991     $  250,380     $  213,580
  Portfolio turnover rate                                 97.35%         90.23%         78.58%         97.63%        101.15%

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                YEAR ENDED 11/30
                                                     ----------------------------------------------------------------------
                                                        2005           2004           2003           2002           2001
PER SHARE OPERATING PERFORMANCE (CLASS B SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                   $    18.53     $    17.35     $    14.08     $    17.16     $    18.95
                                                     ==========     ==========     ==========     ==========     ==========

Investment operations:
  Net investment loss(a)                                   (.31)          (.33)          (.32)          (.32)          (.39)
  Net realized and unrealized gain (loss)                  2.05           1.51           3.59          (2.76)         (1.40)
                                                     ----------     ----------     ----------     ----------     ----------
    Total from investment operations                       1.74           1.18           3.27          (3.08)         (1.79)
                                                     ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF YEAR                         $    20.27     $    18.53     $    17.35     $    14.08     $    17.16
                                                     ==========     ==========     ==========     ==========     ==========

Total Return(b)                                            9.39%          6.80%         23.22%        (17.95)%        (9.45)%

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions
    and expenses assumed                                   2.20%          2.30%          2.44%          2.43%          2.35%
  Expenses, excluding expense reductions
    and expenses assumed                                   2.23%          2.30%          2.44%          2.43%          2.35%
  Net investment loss                                     (1.61)%        (1.84)%        (2.12)%        (2.10)%        (2.11)%

                                                                                YEAR ENDED 11/30
                                                     ----------------------------------------------------------------------
SUPPLEMENTAL DATA:                                      2005           2004           2003           2002           2001
---------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                      $  106,809     $  104,282     $   94,561     $   66,623     $   69,738
  Portfolio turnover rate                                 97.35%         90.23%         78.58%         97.63%        101.15%

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                YEAR ENDED 11/30
                                                     ----------------------------------------------------------------------
                                                        2005           2004           2003           2002           2001
PER SHARE OPERATING PERFORMANCE (CLASS C SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                   $    18.53     $    17.34     $    14.08     $    17.15     $    18.94
                                                     ==========     ==========     ==========     ==========     ==========

Investment operations:
  Net investment loss(a)                                   (.31)          (.33)          (.32)          (.32)          (.39)
  Net realized and unrealized gain (loss)                  2.04           1.52           3.58          (2.75)         (1.40)
                                                     ----------     ----------     ----------     ----------     ----------
    Total from investment operations                       1.73           1.19           3.26          (3.07)         (1.79)
                                                     ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF YEAR                         $    20.26     $    18.53     $    17.34     $    14.08     $    17.15
                                                     ==========     ==========     ==========     ==========     ==========

Total Return(b)                                            9.34%          6.86%         23.15%        (17.90)%        (9.45)%

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions
    and expenses assumed                                   2.20%          2.30%          2.44%          2.42%          2.37%
  Expenses, excluding expense reductions
    and expenses assumed                                   2.23%          2.30%          2.44%          2.42%          2.37%
  Net investment income loss                              (1.61)%        (1.84)%        (2.12)%        (2.09)%        (2.14)%

                                                                                YEAR ENDED 11/30
                                                     ----------------------------------------------------------------------
SUPPLEMENTAL DATA:                                      2005           2004           2003           2002           2001
---------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                      $   83,339     $   85,666     $   79,415     $   55,115     $   52,272
  Portfolio turnover rate                                 97.35%         90.23%         78.58%         97.63%        101.15%

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                YEAR ENDED 11/30
                                                     ----------------------------------------------------------------------
                                                        2005           2004           2003           2002           2001
PER SHARE OPERATING PERFORMANCE (CLASS P SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                   $    19.25     $    17.92     $    14.47     $    17.53     $    19.23
                                                     ==========     ==========     ==========     ==========     ==========

Investment operations:
  Net investment loss(a)                                   (.21)          (.24)          (.25)          (.24)          (.28)
  Net realized and unrealized gain (loss)                  2.13           1.57           3.70          (2.82)         (1.42)
                                                     ----------     ----------     ----------     ----------     ----------
    Total from investment operations                       1.92           1.33           3.45          (3.06)         (1.70)
                                                     ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF YEAR                         $    21.17     $    19.25     $    17.92     $    14.47     $    17.53
                                                     ==========     ==========     ==========     ==========     ==========

Total Return(b)                                            9.97%          7.42%         23.84%        (17.46)%        (8.84)%

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions
    and expenses assumed                                   1.65%          1.77%          1.89%          1.88%          1.80%
  Expenses, excluding expense reductions
    and expenses assumed                                   1.68%          1.77%          1.89%          1.88%          1.80%
  Net investment loss                                     (1.05)%        (1.31)%        (1.57)%        (1.55)%        (1.52)%

                                                                                YEAR ENDED 11/30
                                                     ----------------------------------------------------------------------
SUPPLEMENTAL DATA:                                      2005           2004           2003           2002           2001
---------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                      $   17,536     $   12,094     $    6,310     $    1,620     $      294
  Portfolio turnover rate                                 97.35%         90.23%         78.58%         97.63%        101.15%

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (CONCLUDED)

                                                                                YEAR ENDED 11/30
                                                     ----------------------------------------------------------------------
                                                        2005           2004           2003           2002           2001
PER SHARE OPERATING PERFORMANCE (CLASS Y SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                   $    19.52     $    18.09     $    14.56      $    17.60     $    19.26
                                                     ==========     ==========     ==========      ==========     ==========

Investment operations:
  Net investment loss(a)                                   (.12)          (.15)          (.20)           (.19)          (.23)
  Net realized and unrealized gain (loss)                  2.17           1.58           3.73           (2.85)         (1.43)
                                                     ----------     ----------     ----------      ----------     ----------
    Total from investment operations                       2.05           1.43           3.53           (3.04)         (1.66)
                                                     ----------     ----------     ----------      ----------     ----------
NET ASSET VALUE, END OF YEAR                         $    21.57     $    19.52     $    18.09      $    14.56     $    17.60
                                                     ==========     ==========     ==========      ==========     ==========

Total Return(b)                                           10.50%          7.90%         24.24%         (17.27)%        (8.62)%

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions
    and expenses assumed                                   1.20%          1.37%          1.44%+          1.43%          1.35%
  Expenses, excluding expense reductions
    and expenses assumed                                   1.23%          1.37%          1.44%+          1.43%          1.35%
  Net investment loss                                      (.60)%         (.80)%        (1.12)%+        (1.10)%        (1.10)%

                                                                                YEAR ENDED 11/30
                                                     ----------------------------------------------------------------------
SUPPLEMENTAL DATA:                                      2005           2004           2003           2002           2001
---------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                      $    8,901     $    6,312     $        2     $        2     $        2
  Portfolio turnover rate                                 97.35%         90.23%         78.58%         97.63%        101.15%

+   The ratios have been determined on a Fund basis.
(a) Calculated using average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION

Lord Abbett Research Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "Act") as a diversified open-end management investment company incorporated under Maryland law on April 6, 1992. The Company currently consists of four separate funds. This report covers one of the funds - Lord Abbett Growth Opportunities Fund (the "Fund").

The Fund's investment objective is capital appreciation. The Fund offers five classes of shares: Classes A, B, C, P and Y, each with different expenses and dividends. A front-end sales charge is normally added to the Net Asset Value ("NAV") for Class A shares. There is no front-end sales charge in the case of the Classes B, C, P and Y shares, although there may be a contingent deferred sales charge ("CDSC") as follows: certain redemptions of Class A shares made within 24 months (12 months if shares were purchased on or after November 1, 2004) following certain purchases made without a sales charge; Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will convert to Class A shares on the eighth anniversary of the original purchase of Class B shares.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.  SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION-Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) SECURITY TRANSACTIONS-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c) INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d) FEDERAL TAXES-It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

(e) EXPENSES-Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis. Expenses, excluding class specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Classes A, B, C and P shares bear all expenses and fees relating to their respective 12b-1 Distribution Plans.

(f) SECURITIES LENDING-The Fund may lend its securities to member banks of the Federal Reserve System and to registered broker/dealers approved by the Fund. The loans are collateralized at all times by cash and/or U.S. Government securities in an amount at least equal to 102% of the market value of the domestic securities loaned (105% in the case of foreign securities loaned) as determined at the close of business on the preceding business day. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. Lending portfolio securities could result in a loss or delay in recovering the Fund's securities if the borrower defaults. At their October 21, 2004 meeting, the Board of Directors voted to discontinue, as soon as practicable, the Fund's securities lending program. State Street Bank & Trust Company ("SSB") received fees of $4,624 for the year ended November 30, 2005, which are netted against Securities Lending Income on the Statement of Operations. As of November 30, 2005, there were no securities on loan.

(g) REPURCHASE AGREEMENTS-The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

3.  MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEE

The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio.

The management fee is based on average daily net assets at the following annual rates:

First $1 billion          .80%
Next $1 billion           .75%
Next $1 billion           .70%
Over $3 billion           .65%

For the fiscal year ending November 30, 2005, Lord Abbett contractually agreed to reimburse the Fund to the extent necessary so that each class' net annual operating expenses did not exceed the following annual rates(1):

CLASS                    % OF AVERAGE DAILY NET ASSETS
------------------------------------------------------
A                                    1.55%
B                                    2.20%
C                                    2.20%
P                                    1.65%
Y                                    1.20%

(1) Lord Abbett has renewed the contractual expense cap agreement through the fiscal year ending November 30, 2006.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

The Fund, along with certain other funds managed by Lord Abbett (the "Underlying Funds"), has entered into a Servicing Arrangement with Lord Abbett World Growth & Income Strategy Fund of Lord Abbett Investment Trust ("World Growth & Income Strategy Fund"), pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fees and distribution and service fees) of World Growth & Income Strategy Fund in proportion to the average daily value of the Underlying Fund shares owned by World Growth & Income Strategy Fund. Amounts paid pursuant to the Servicing Arrangement are included in Subsidy Expense on the Statement of Operations.

12b-1 DISTRIBUTION PLANS

The Fund has adopted a distribution plan with respect to one or more classes of shares pursuant to Rule 12b-1 of the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

FEE                 CLASS A       CLASS B    CLASS C    CLASS P
---------------------------------------------------------------
Service                 .25%          .25%       .25%       .20%
Distribution            .10%(1)       .75%       .75%       .25%

(1) The amount of CDSC collected by the Fund during the year ended November 30, 2005 was $49,138.

Class Y does not have a distribution plan.

COMMISSIONS

Distributor received the following commissions on sales of shares of the Fund, after concessions were paid to authorized dealers, for the year ended November 30, 2005:

DISTRIBUTOR     DEALERS'
COMMISSIONS     CONCESSIONS
---------------------------
$   476,904     $ 2,561,243

Distributor received CDSCs of $1,154 and $2,749 for Class A and Class C shares, respectively, for the year ended November 30, 2005.

One Director and certain of the Fund's officers have an interest in Lord Abbett.

4.  DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARD

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

On December 8, 2005, a long-term capital gain distribution of $26,382,000 was declared by the Fund. The distribution was paid on December 14, 2005 to shareholders of record on December 13, 2005.

As of November 30, 2005, the components of accumulated earnings on a tax basis are as follows:

Undistributed long-term capital gains                             $   24,381,531
--------------------------------------------------------------------------------
   Total undistributed earnings                                   $   24,381,531
Temporary differences                                                  7,512,446
Unrealized gains - net                                               112,976,261
--------------------------------------------------------------------------------
   Total accumulated gains - net                                  $  144,870,238
================================================================================

As of November 30, 2005, the Fund's aggregate unrealized security gains and losses based on cost for U.S. Federal income tax purposes are as follows:

Tax cost                                                          $  738,579,509
--------------------------------------------------------------------------------
Gross unrealized gain                                                123,590,467
Gross unrealized loss                                                (10,614,206)
--------------------------------------------------------------------------------
   Net unrealized security gain                                   $  112,976,261
================================================================================

The difference between book-basis and tax-basis unrealized gains (losses) are primarily attributable to wash sales and other temporary tax adjustments.

Permanent items identified during the year ended November 30, 2005, have been reclassified among the components of net assets based on their tax basis treatment as follows:

   ACCUMULATED    ACCUMULATED
NET INVESTMENT   NET REALIZED         PAID-IN
          LOSS           GAIN         CAPITAL
---------------------------------------------
$    9,468,576   $    (14,806)   $ (9,453,770)

The permanent difference is primarily due to tax net investment losses.

5.  PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2005 are as follows:

PURCHASES       SALES
-----------------------------
$ 772,905,899   $ 891,861,188

There were no purchases or sales of U.S. Government securities for the year ended November 30, 2005.

6.  DIRECTORS' REMUNERATION

The Company's officers and the one Director who are associated with Lord Abbett do not receive any compensation from the Fund for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors' Fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Directors' Fees on the Statement of Operations and in Directors' Fees Payable on the Statement of Assets and Liabilities and are not deductible for U.S. Federal income tax purposes until such amounts are paid.

7.  EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

8.  LINE OF CREDIT

The Fund, along with certain other funds managed by Lord Abbett, has available a $200,000,000 unsecured revolving credit facility ("Facility") from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. For the period November 1, 2004 through December 9, 2004, the fee for this Facility was at an annual rate of .09%. Effective December 10, 2004, the fee for this Facility was renewed at an annual rate of .08%. At November 30, 2005, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the fiscal year ended November 30, 2005.

Effective December 9, 2005, the Facility for the Fund, along with certain other funds managed by Lord Abbett, was increased from $200,000,000 to $250,000,000. The fee for this Facility remains at an annual rate of .08%.

9.  CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's NAV.

10. INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the stock market in general, and to the changing prospects of individual companies in which the Fund invests. The Fund has particular risks associated with growth stocks. Growth companies may grow faster than other companies, which may result in more volatility in their stock prices. In addition, if the Fund's assessment of a company's potential for growth or market condition is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market. The Fund invests largely in mid-sized company stocks, which may be less able to weather economic shifts or other adverse developments than larger, more established companies.

These factors can affect the Fund's performance.

11. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest are as follows:

                                                                YEAR ENDED                              YEAR ENDED
                                                         NOVEMBER 30, 2005                       NOVEMBER 30, 2004
------------------------------------------------------------------------------------------------------------------
                                                SHARES              AMOUNT              SHARES              AMOUNT
------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Shares sold                                  5,446,581    $    109,201,116          12,164,999    $    220,802,534
Shares reacquired                           (6,412,545)       (128,861,895)         (5,326,989)        (96,399,497)
------------------------------------------------------------------------------------------------------------------
Increase (decrease)                           (965,964)   $    (19,660,779)          6,838,010    $    124,403,037
------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Shares sold                                    804,467    $     15,488,888           1,285,543    $     22,707,457
Shares reacquired                           (1,162,326)        (22,439,358)         (1,108,736)        (19,465,289)
------------------------------------------------------------------------------------------------------------------
Increase (decrease)                           (357,859)   $     (6,950,470)            176,807    $      3,242,168
------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Shares sold                                    865,960    $     16,738,495           1,328,073    $     23,460,896
Shares reacquired                           (1,377,074)        (26,511,868)         (1,283,399)        (22,441,443)
------------------------------------------------------------------------------------------------------------------
Increase (decrease)                           (511,114)   $     (9,773,373)             44,674    $      1,019,453
------------------------------------------------------------------------------------------------------------------

CLASS P SHARES
Shares sold                                    463,393    $      9,289,835             474,588    $      8,501,829
Shares reacquired                             (263,308)         (5,287,840)           (198,431)         (3,602,630)
------------------------------------------------------------------------------------------------------------------
Increase                                       200,085    $      4,001,995             276,157    $      4,899,199
------------------------------------------------------------------------------------------------------------------

CLASS Y SHARES
Shares sold                                    162,602    $      3,364,474             357,143    $      6,573,332
Shares reacquired                              (73,181)         (1,494,207)            (33,919)           (626,764)
------------------------------------------------------------------------------------------------------------------
Increase                                        89,421    $      1,870,267             323,224    $      5,946,568
------------------------------------------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
LORD ABBETT RESEARCH FUND, INC. - LORD ABBETT GROWTH OPPORTUNITIES FUND:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Lord Abbett Research Fund, Inc. - Lord Abbett Growth Opportunities Fund (the "Fund") as of November 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2005 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Research Fund, Inc. - Lord Abbett Growth Opportunities Fund as of November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
New York, New York
January 27, 2006

BASIC INFORMATION ABOUT MANAGEMENT

The Board of Directors (the "Board") is responsible for the management of the business and affairs of each Fund in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Fund's investment adviser.

INTERESTED DIRECTOR

The following Director is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 54 portfolios or series.

                          CURRENT POSITION
NAME, ADDRESS AND        LENGTH OF SERVICE             PRINCIPAL OCCUPATION                              OTHER
YEAR OF BIRTH                WITH FUND                DURING PAST FIVE YEARS                         DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------------------------
ROBERT S. DOW           Director since       Managing Partner and Chief Executive      N/A
Lord, Abbett & Co. LLC  1995; Chairman       Officer of Lord Abbett since 1996.
90 Hudson Street        since 1996
Jersey City, NJ 07302
(1945)

                                   ----------

INDEPENDENT DIRECTORS

The following independent or outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 54 portfolios or series.

                          CURRENT POSITION
NAME, ADDRESS AND        LENGTH OF SERVICE             PRINCIPAL OCCUPATION                              OTHER
YEAR OF BIRTH                WITH FUND                DURING PAST FIVE YEARS                         DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------------------------
E. THAYER BIGELOW       Director since 1996  Managing General Partner, Bigelow Media,  Currently serves as director of Adelphia
Lord, Abbett & Co. LLC                       LLC (since 2000); Senior Adviser, Time    Communications, Inc., Crane Co., and
c/o Legal Dept.                              Warner Inc. (1998 - 2000); Acting Chief   Huttig Building Products Inc.
90 Hudson Street                             Executive Officer of Courtroom
Jersey City, NJ 07302                        Television Network (1997 - 1998);
(1941)                                       President and Chief Executive Officer of
                                             Time Warner Cable Programming, Inc.
                                             (1991 - 1997).

WILLIAM H.T. BUSH       Director since 1998  Co-founder and Chairman of the Board of   Currently serves as director of
Lord, Abbett & Co. LLC                       the financial advisory firm of            WellPoint, Inc. (since 2002), and
c/o Legal Dept.                              Bush-O'Donnell & Company (since 1986).    Engineered Support Systems, Inc. (since
90 Hudson Street                                                                       2000).
Jersey City, NJ 07302
(1938)

                          CURRENT POSITION
NAME, ADDRESS AND        LENGTH OF SERVICE             PRINCIPAL OCCUPATION                              OTHER
YEAR OF BIRTH                WITH FUND                DURING PAST FIVE YEARS                         DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------------------------
ROBERT B. CALHOUN, JR.  Director since 1998  Managing Director of Monitor Clipper      Currently serves as director of
c/o Legal Dept.                              Partners (since 1997) and President of    Avondale, Inc. and Interstate Bakeries
Lord, Abbett & Co. LLC                       Clipper Asset Management Corp. (since     Corp.
90 Hudson Street                             1991), both private equity investment
Jersey City, NJ 07302                        funds.
(1942)

JULIE A. HILL           Director since 2004  Owner and CEO of the Hillsdale            Currently serves as director of
Lord, Abbett & Co. LLC                       Companies, a business consulting firm     WellPoint, Inc.; Resources Connection
c/o Legal Dept.                              (since 1998); Founder, President and      Inc.; and Holcim (US) Inc. (a subsidiary
90 Hudson Street                             Owner of the Hiram-Hill and Hillsdale     of Holcim Ltd.).
Jersey City, NJ 07302                        Development Companies (1998 - 2000).
(1946)

FRANKLIN W. HOBBS       Director since 2001  Former Chief Executive Officer of         Currently serves as director of Adolph
Lord, Abbett & Co. LLC                       Houlihan Lokey Howard & Zukin, an         Coors Company.
c/o Legal Dept.                              investment bank (January 2002 - April
90 Hudson Street                             2003); Chairman of Warburg Dillon Read
Jersey City, NJ 07302                        (1999 - 2001); Global Head of Corporate
(1947)                                       Finance of SBC Warburg Dillon Read (1997
                                             - 1999); Chief Executive Officer of
                                             Dillon, Read & Co. (1994 - 1997).

C. ALAN MACDONALD       Director since 1996  Retired - General Business and            Currently serves as director of H.J.
Lord, Abbett & Co. LLC                       Governance Consulting (since 1992);       Baker (since 2003).
c/o Legal Dept.                              formerly President and CEO of Nestle
90 Hudson Street                             Foods.
Jersey City, NJ 07302
(1933)

THOMAS J. NEFF          Director since 1992  Chairman of Spencer Stuart (U.S.), an     Currently serves as director of Ace,
Lord, Abbett & Co. LLC                       executive search consulting firm (since   Ltd. (since 1997) and Hewitt Associates,
c/o Legal Dept.                              1996); President of Spencer Stuart (1979  Inc.
90 Hudson Street                             - 1996).
Jersey City, NJ 07302
(1937)

OFFICERS

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

NAME AND                     CURRENT POSITION      LENGTH OF SERVICE              PRINCIPAL OCCUPATION
YEAR OF BIRTH                  WITH COMPANY       OF CURRENT POSITION            DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------
ROBERT S. DOW             Chief Executive         Elected in 1996       Managing Partner and Chief Executive
(1945)                    Officer and President                         Officer of Lord Abbett (since 1996).

KEVIN P. FERGUSON         Executive Vice          Elected in 2001       Partner and Mid Cap Growth Investment
(1964)                    President                                     Manager, joined Lord Abbett in 1999.

ROBERT P. FETCH           Executive Vice          Elected in 1997       Partner and Small-Cap Value Senior
(1953)                    President                                     Investment Manager, joined Lord Abbett
                                                                        in 1995.

DANIEL H. FRASCARELLI     Executive Vice          Elected in 2005       Partner and Investment Manager, joined
(1954)                    President                                     Lord Abbett in 1990.

CHRISTOPHER J. TOWLE      Executive Vice          Elected in 2001       Partner and Investment Manager, joined
(1957)                    President                                     Lord Abbett in 1987.

EDWARD K. VON DER LINDE   Executive Vice          Elected in 2001       Partner and Investment Manager, joined
(1960)                    President                                     Lord Abbett in 1988.

JAMES BERNAICHE           Chief Compliance        Elected in 2004       Chief Compliance Officer, joined Lord
(1956)                    Officer                                       Abbett in 2001; formerly Vice President
                                                                        and Chief Compliance Officer with Credit
                                                                        Suisse Asset Management.

JOAN A. BINSTOCK          Chief Financial         Elected in 1999       Partner and Chief Operations Officer,
(1954)                    Officer and Vice                              joined Lord Abbett in 1999.
                          President

JOHN K. FORST             Vice President and      Elected in 2005       Deputy General Counsel, joined Lord
(1960)                    Assistant Secretary                           Abbett in 2004; prior thereto Managing
                                                                        Director and Associate General Counsel
                                                                        at New York Life Investment Management
                                                                        LLC (2002 - 2003); formerly Attorney at
                                                                        Dechert LLP (2000 - 2002).

LAWRENCE H. KAPLAN        Vice President and      Elected in 1997       Partner and General Counsel, joined Lord
(1957)                    Secretary                                     Abbett in 1997.

BASIC INFORMATION ABOUT MANAGEMENT (CONCLUDED)

NAME AND                     CURRENT POSITION      LENGTH OF SERVICE              PRINCIPAL OCCUPATION
YEAR OF BIRTH                  WITH COMPANY       OF CURRENT POSITION            DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------
ROBERT G. MORRIS          Vice President          Elected in 1996       Partner and Chief Investment Officer,
(1944)                                                                  joined Lord Abbett in 1991.

A. EDWARD OBERHAUS, III   Vice President          Elected in 1996       Partner and Manager of Equity Trading,
(1959)                                                                  joined Lord Abbett in 1983.

CHRISTINA T. SIMMONS      Vice President and      Elected in 2000       Assistant General Counsel, joined Lord
(1957)                    Assistant Secretary                           Abbett in 1999.

PAUL J. VOLOVICH          Vice President          Elected in 2004       Investment Manager - Large-Cap Core
(1973)                                                                  Fund, joined Lord Abbett in 1997.

BERNARD J. GRZELAK        Treasurer               Elected in 2003       Director of Fund Administration, joined
(1971)                                                                  Lord Abbett in 2003; formerly Vice
                                                                        President, Lazard Asset Management LLC
                                                                        (2000 - 2003); prior thereto Manager of
                                                                        Deloitte & Touche LLP.

Please call 888-522-2388 for a copy of the Statement of Additional Information
(SAI), which contains further information about the Fund's Directors. It is available free upon request.

HOUSEHOLDING

The Company has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

PROXY VOTING POLICIES, PROCEDURES AND RECORD

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's portfolio securities, and information on how Lord Abbett voted the Fund's proxies during the 12-month period ended June 30, 2005, are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.LordAbbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings will be available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 800-821-5129. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

                     This page is intentionally left blank.

[LORD ABBETT(R) LOGO]

     This report when not used for the general
  information of shareholders of the fund, is to
  be distributed only if preceded or accompanied          Lord Abbett Research Fund, Inc.
           by a current fund prospectus.                         Lord Abbett Growth Opportunities Fund

Lord Abbett mutual fund shares are distributed by                                                          LAGOF-2-1105
            LORD ABBETT DISTRIBUTOR LLC                                                                          (1/06)

[LORD ABBETT LOGO]

2005
ANNUAL
  REPORT

LORD ABBETT
   LARGE-CAP CORE FUND
   SMALL-CAP VALUE FUND

FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2005

--------------------------------------------------------------------------------
LORD ABBETT RESEARCH FUND
LORD ABBETT LARGE-CAP CORE FUND AND
LORD ABBETT SMALL-CAP VALUE FUND
ANNUAL REPORT
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2005

DEAR SHAREHOLDERS: We are pleased to provide you with this overview of the Lord Abbett Large-Cap Core Fund's and Lord Abbett Small-Cap Value Fund's strategies and performance for the fiscal year ended November 30, 2005. On this and the following pages, we discuss the major factors that influenced performance.

     Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

BEST REGARDS,

/s/ Robert S. Dow
ROBERT S. DOW
CHAIRMAN

--------------------------------------------------------------------------------

Q: WHAT WERE THE OVERALL MARKET CONDITIONS OF THE FISCAL YEAR ENDED NOVEMBER 30, 2005?

A: Despite sharply higher energy prices, continued short-term interest rate hikes by the Federal Reserve Board (the Fed), and a devastating hurricane season for the Gulf Coast region, U.S. real (i.e., after inflation) gross domestic product (GDP) continued to grow at a strong, if not robust, pace. With the exception of a hurricane-induced fall in personal income in August 2005, personal income generally remained positive throughout the fiscal year ended November 30, 2005.

     On November 1, 2005, the Fed raised the fed funds rate for the twelfth consecutive time since June 2004, bringing the rate to 4.0 percent by fiscal year-end November 30, 2005. Meanwhile, 10-year Treasury yields were volatile, reflecting investors' shifting perceptions about the health of the U.S. economy. Yields on the benchmark Treasury note began the fiscal year at 4.2 percent, reaching 4.5 percent by March 2005. However, the trend higher was disrupted in the spring and summer of 2005, amid investors' concerns about an economic slowdown, with the 10-year yield touching 4.0 percent in June. The yield then rose again in the last month of the fiscal year, to as high as 4.5 percent, driven by renewed concerns about inflation.

     Against this backdrop of steady economic output and sharply rising short-term interest rates, equity markets rose, with the S&P 500(R) Index(1) gaining 8.4 percent in the fiscal year ended November 30, 2005. Driven by the sharp rise in oil prices, the strongest performing sectors of the S&P 500 Index in the fiscal year ended November 30, 2005, were energy stocks, recording a return

--------------------------------------------------------------------------------

of 28.1 percent, and utilities, rising 18.6 percent. "Defensive" stocks, such as those in the healthcare sector, also outperformed the S&P 500 Index, while economically sensitive sectors, such as materials, industrials, telecommunication services, and consumer discretionary, underperformed.

LORD ABBETT LARGE-CAP CORE FUND
(FORMERLY NAMED LORD ABBETT LARGE-CAP RESEARCH FUND)

     The fund entered the final two months of the previous fiscal year (ended November 30, 2004) with a broader mandate and a new name to better reflect the fund's shift in investment style - from a large-cap value focus to a blend of value and growth.

Q: HOW DID THE FUND PERFORM OVER THE FISCAL YEAR ENDED NOVEMBER 30, 2005?

A: The fund returned 4.5 percent, reflecting performance at the net asset value
(NAV) of Class A shares with all distributions reinvested, compared with its benchmark, the Russell 1000(R) Index,(2) which returned 10.0 percent over the same period. STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS, WHICH REFLECT PERFORMANCE AT THE MAXIMUM 5.75 PERCENT SALES CHARGE APPLICABLE TO CLASS A SHARE INVESTMENTS AND INCLUDE THE REINVESTMENT OF ALL DISTRIBUTIONS, ARE: 1 YEAR:
-1.51 PERCENT, 5 YEARS: 1.77 PERCENT, AND 10 YEARS: 9.38 PERCENT. Class A shares purchased with a front-end sales charge have no contingent deferred sales charge
(CDSC). However, certain purchases of Class A shares made without a front-end sales charge may be subject to a CDSC. Please see section "Your Investment-Purchases" in the prospectus for more information on redemptions that may be subject to a CDSC.

     PERFORMANCE DATA QUOTED REFLECT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END BY CALLING LORD ABBETT AT 800-821-5129 OR REFERRING TO OUR WEBSITE AT www.LordAbbett.com.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A: The largest detractor to fund performance relative to its benchmark for the fiscal year ended November 30, 2005, was stock selection in the producer durables sector, which includes capital goods and industrials. Deere & Company, a manufacturer of agricultural forestry and construction equipment, as well as a supplier of equipment used in lawn, grounds and turf care, underperformed. The company reported disappointing third quarter earnings, driven by drought conditions in Europe and Brazil. In addition, Xerox Corp., a technology and business services company, was hurt by lower than expected equipment sales throughout first quarter 2005.

--------------------------------------------------------------------------------

     Stock selection in the utilities sector also took away from fund performance relative to its benchmark. A regional Bell holding, Verizon Communications, Inc., underperformed during the fiscal year ended November 30, 2005. In addition, Comcast Corp., a provider of cable, entertainment, and communications products and services, disappointed for the fiscal year ended November 30, 2005.

     The greatest contributor to fund performance relative to its benchmark for the fiscal year ended November 30, 2005, was stock selection in the technology sector, including Motorola, Inc., a communications technology and electronics company, and Hewlett-Packard, Co., a provider of personal computers, printers, and related products. Also contributing to performance was Corning Inc., a diversified technology company with expertise in specialty glass, ceramic, and other materials, reported good returns, driven in part by the company's increased participation into the LCD television market.

     Selection of stocks in the auto and transportation sector also helped fund performance relative to its benchmark. Two railroad holdings, Union Pacific Corp. and Canadian National Railway Co., outperformed, as volume and pricing in the railroad industry remained strong.

     THE FUND'S PORTFOLIO IS ACTIVELY MANAGED AND, THEREFORE, ITS HOLDINGS AND THE WEIGHTINGS OF A PARTICULAR ISSUER OR PARTICULAR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

LORD ABBETT SMALL-CAP VALUE FUND

Q: HOW DID THE FUND PERFORM OVER THE FISCAL YEAR ENDED NOVEMBER 30, 2005?

A: The fund returned 16.8 percent, reflecting performance at the net asset value
(NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell 2000(R) Value Index,(3) which returned 8.0 percent over the same period. STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS, WHICH REFLECT PERFORMANCE AT THE MAXIMUM 5.75 PERCENT SALES CHARGE APPLICABLE TO CLASS A SHARE INVESTMENTS AND INCLUDE THE REINVESTMENT OF ALL DISTRIBUTIONS, ARE: 1 YEAR:
10.07 PERCENT, 5 YEARS: 15.50 PERCENT, AND SINCE INCEPTION (DECEMBER 13, 1995):
15.97 PERCENT. Class A shares purchased with a front-end sales charge have no contingent deferred sales charge (CDSC). However, certain purchases of Class A shares made without a front-end sales charge may be subject to a CDSC. Please see section "Your Investment-Purchases" in the prospectus for more information on redemptions that may be subject to a CDSC.

     PERFORMANCE DATA QUOTED REFLECT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY

--------------------------------------------------------------------------------

GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END BY CALLING LORD ABBETT AT 800-821-5129 OR REFERRING TO OUR WEBSITE AT www.LordAbbett.com.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A: The greatest contributors to fund performance relative to its benchmark for the fiscal year ended November 30, 2005, were stock selection and an overweight position in the materials and processing sector. Quanex Corp., a manufacturer of value-added engineered materials and components for the vehicular products and building products markets, outperformed due to solid management of its two businesses, healthy homebuilding and remodeling demand, and successful acquisitions. Shaw Group, Inc., a global provider of engineering and construction services, procurement, and facilities management services for government and private sector clients, reported strong performance, driven by the company's breadth of capability, the addition of new projects, and continued opportunities in the energy industry. Shaw's returns also were helped because of its work with environmental cleanup, as well as levee and dam repairs following the recent hurricanes.

     Stock selection in the other energy sector also helped fund performance relative to its benchmark for the fiscal year ended November 30, 2005. Outperformance was primarily driven by solid returns from Grant Prideco, Inc., an oil services company, and Range Resources Corp., an independent oil and gas company operating in the Southwestern, Appalachian, and Gulf Coast regions of the United States. Increases in oil and gas drilling and production helped both of these holdings.

     The largest detractor to fund performance relative to its benchmark, was its underweight position in the utilities sector. While this sector produced strong returns for the fiscal year ended November 30, 2005, the fact that utility holdings were underrepresented worked against fund performance relative to its benchmark. Few utility stocks met the fund's valuation criteria during the fiscal year ended November 30, 2005.

     Stock selection within the consumer staples sector also hurt fund performance relative to its benchmark. Consumer staples companies are generally suppliers of food and personal care products. American Italian Pasta Co., the biggest maker of dry pasta in North America, reported poor performance. The company was hurt by the low-carbohydrate diet trend and by accounting inconsistencies. The fund sold the holding before the end of the fiscal year ended November 30, 2005. Another consumer staples holding affected by the trend toward low-carbohydrate diets was John B. Sanfilippo & Son, Inc., a processor,

--------------------------------------------------------------------------------

packager, marketer, and distributor of nuts and extruded snacks. High nut prices and management problems took a toll on performance.

     THE FUND'S PORTFOLIO IS ACTIVELY MANAGED AND, THEREFORE, ITS HOLDINGS AND THE WEIGHTINGS OF A PARTICULAR ISSUER OR PARTICULAR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

A PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT A FUND, INCLUDING ITS INVESTMENT OBJECTIVE, RISKS, CHARGES, AND ONGOING EXPENSES, WHICH AN INVESTOR SHOULD CAREFULLY CONSIDER BEFORE INVESTING. TO OBTAIN A PROSPECTUS ON ANY LORD ABBETT MUTUAL FUND, PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR LORD ABBETT DISTRIBUTOR LLC AT 800-874-3733 OR VISIT OUR WEBSITE AT www.LordAbbett.com. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

(1) The S&P 500(R) Index is widely regarded as the standard for measuring large-cap U.S. stock market performance; this popular index includes a representative sample of leading companies in leading industries.
(2) The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92 percent of the total market capitalization of the Russell 3000 Index.
(3) The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

IMPORTANT PERFORMANCE AND OTHER INFORMATION

The views of each fund's management and the portfolio holdings described in this report are as of November 30, 2005; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or each fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A NOTE ABOUT RISK: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the funds, please see the funds' prospectus.

PERFORMANCE: BECAUSE OF ONGOING MARKET VOLATILITY, A FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION. Except where noted, comparative fund performance does not account for the deduction of sales charges and would be different if sales charges were included. Each fund offers additional classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the prospectus.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, BANKS, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

LARGE-CAP CORE FUND
--------------------------------------------------------------------------------

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the S&P 500(R) Index, the S&P 500/Barra Value Index and the Russell 1000(R) Index, assuming reinvestment of all dividends and distributions. The Fund believes that the Russell 1000(R) Index is a somewhat more appropriate measure of investing in large-cap core securities and therefore will remove in the next Annual Report the S&P 500/Barra Value Index as an additional broad based index. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

                 THE FUND (CLASS A SHARES)   THE FUND (CLASS A SHARES)    S&P 500(R)  RUSSELL 1000(R)  S&P 500/BARRA
                    AT NET ASSET VALUE      AT MAXIMUM OFFERING PRICE(1)   INDEX(2)      INDEX(2)      VALUE INDEX(2)
12/1/1995                $  10,000                    $   9,425           $  10,000      $  10,000       $  10,000
11/30/1996               $  12,625                    $  11,899           $  12,785      $  12,636       $  12,746
11/30/1997               $  15,134                    $  14,263           $  16,429      $  16,187       $  15,943
11/30/1998               $  17,169                    $  16,182           $  20,319      $  19,722       $  18,054
11/30/1999               $  20,086                    $  18,931           $  24,564      $  23,923       $  20,303
11/30/2000               $  22,448                    $  21,157           $  23,525      $  23,109       $  21,253
11/30/2001               $  21,492                    $  20,256           $  20,652      $  20,260       $  19,434
11/30/2002               $  18,586                    $  17,517           $  17,243      $  17,004       $  16,470
11/30/2003               $  21,740                    $  20,490           $  19,843      $  19,885       $  19,382
11/30/2004               $  24,888                    $  23,457           $  22,393      $  22,402       $  23,061
11/30/2005               $  26,006                    $  24,510           $  24,283      $  24,636       $  25,129

                AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE
              SALES CHARGE FOR THE PERIODS ENDED NOVEMBER 30, 2005

                              1 YEAR   5 YEARS   10 YEARS   LIFE OF CLASS
       CLASS A(3)             -1.51%    1.77%      9.38%          --
       CLASS B(4)             -0.22%    2.15%        --         9.31%
       CLASS C(5)              3.81%    2.38%        --         7.92%
       CLASS P(6)              4.38%    2.98%        --         5.09%
       CLASS Y(7)              4.83%    3.31%        --         4.19%

(1) Reflects the deduction of the maximum initial sales charge of 5.75%
(2) Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund's performance.
(3) Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2005, is calculated using the SEC-required uniform method to compute such return.
(4) Class B shares commenced operations on August 1, 1996. Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and 0% for the life of the class.
(5) Class C shares commenced operations on April 1, 1997. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.
(6) Class P shares commenced operations on April 5, 1999. Performance is at net asset value.
(7) Class Y shares commenced operations on May 3, 1999. Performance is at net asset value.

SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class A shares with the same investment in both the Russell 2000(R) Index and Russell 2000(R) Value Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

                  THE FUND (CLASS A SHARES)    THE FUND (CLASS A SHARES)     RUSSELL 2000(R)   RUSSELL 2000(R)
                     AT NET ASSET VALUE       AT MAXIMUM OFFERING PRICE(1)      INDEX(2)       VALUE INDEX(2)
12/13/1995                $  10,000                    $   9,425                $  10,000         $  10,000
11/30/1996                $  12,824                    $  12,087                $  11,494         $  11,912
11/30/1997                $  17,683                    $  16,666                $  14,185         $  15,676
11/30/1998                $  15,612                    $  14,715                $  13,246         $  14,701
11/30/1999                $  16,992                    $  16,015                $  15,321         $  14,491
11/30/2000                $  21,309                    $  20,083                $  15,232         $  16,566
11/30/2001                $  24,530                    $  23,120                $  15,967         $  19,712
11/30/2002                $  23,863                    $  22,491                $  14,274         $  19,356
11/30/2003                $  32,375                    $  30,514                $  19,454         $  26,113
11/30/2004                $  39,796                    $  37,507                $  22,812         $  32,304
11/30/2005                $  46,473                    $  43,801                $  24,669         $  34,901

                AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE
              SALES CHARGE FOR THE PERIODS ENDED NOVEMBER 30, 2005

                                   1 YEAR   5 YEARS   LIFE OF CLASS
            CLASS A(3)             10.07%    15.50%       15.97%
            CLASS B(4)             11.99%    16.02%       14.92%
            CLASS C(5)             16.01%    16.16%       14.40%
            CLASS P(6)             16.68%    16.79%       15.97%
            CLASS Y(7)             17.14%    17.30%       13.30%

(1) Reflects the deduction of the maximum initial sales charge of 5.75%.
(2) Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund's performance. Performance for each index began on December 13, 1995.
(3) Class A shares commenced operations on December 13, 1995. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2005, is calculated using the SEC-required uniform method to compute such return.
(4) Class B shares commenced operations on November 15, 1996. Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and 0% for the life of the class.
(5) Class C shares commenced operations on April 1, 1997. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.
(6) Class P shares commenced operations on June 23, 1999. Performance is at net asset value.
(7) Class Y shares commenced operations on December 30, 1997. Performance is at net asset value.

--------------------------------------------------------------------------------

EXPENSE EXAMPLES

     As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2005 through November 30, 2005).

ACTUAL EXPENSES

     For each class of each Fund, the first line of the applicable table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period 6/1/05 - 11/30/05" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     For each class of each Fund, the second line of the applicable table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

LARGE-CAP CORE FUND
--------------------------------------------------------------------------------

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                 BEGINNING      ENDING       EXPENSES
                                                  ACCOUNT       ACCOUNT     PAID DURING
                                                   VALUE         VALUE        PERIOD+
                                                   -----         -----        -------
                                                                             6/1/05 -
                                                  6/1/05       11/30/05      11/30/05
                                                  ------       --------      --------
CLASS A
Actual                                          $  1,000.00   $  1,045.20     $  6.66
Hypothetical (5% Return Before Expenses)        $  1,000.00   $  1,018.55     $  6.58
CLASS B
Actual                                          $  1,000.00   $  1,041.60     $  9.98
Hypothetical (5% Return Before Expenses)        $  1,000.00   $  1,015.29     $  9.85
CLASS C
Actual                                          $  1,000.00   $  1,041.80     $  9.98
Hypothetical (5% Return Before Expenses)        $  1,000.00   $  1,015.29     $  9.85
CLASS P
Actual                                          $  1,000.00   $  1,044.40     $  7.17
Hypothetical (5% Return Before Expenses)        $  1,000.00   $  1,018.05     $  7.08
CLASS Y
Actual                                          $  1,000.00   $  1,047.00     $  4.87
Hypothetical (5% Return Before Expenses)        $  1,000.00   $  1,020.31     $  4.81

+ For each class of the Fund, expenses are equal to the annualized expense ratio for such class (1.30% for Class A, 1.95% for Classes B and C, 1.40% for Class P and 0.95% for Class Y) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS PRESENTED BY SECTOR
NOVEMBER 30, 2005

SECTOR*                         %**
Auto & Transportation           1.19%
Consumer Discretionary          4.54%
Consumer Staples               15.81%
Financial Services             11.86%
Healthcare                     23.94%
Integrated Oils                 3.68%
Materials & Processing          5.62%
Other                           3.84%
Other Energy                    2.50%
Producer Durables               3.68%
Short-Term Investment           4.44%
Technology                     12.22%
Utilities                       6.68%
Total                         100.00%

 *  A sector may comprise several industries.
**  Represents percent of total investments.

SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                 BEGINNING      ENDING       EXPENSES
                                                  ACCOUNT       ACCOUNT     PAID DURING
                                                   VALUE         VALUE        PERIOD+
                                                   -----         -----        -------
                                                                             6/1/05 -
                                                  6/1/05       11/30/05      11/30/05
                                                  ------       --------      --------
CLASS A
Actual                                          $  1,000.00   $  1,169.50     $   7.12
Hypothetical (5% Return Before Expenses)        $  1,000.00   $  1,018.50     $   6.63
CLASS B
Actual                                          $  1,000.00   $  1,165.30     $  10.64
Hypothetical (5% Return Before Expenses)        $  1,000.00   $  1,015.24     $   9.90
CLASS C
Actual                                          $  1,000.00   $  1,165.50     $  10.64
Hypothetical (5% Return Before Expenses)        $  1,000.00   $  1,015.24     $   9.90
CLASS P
Actual                                          $  1,000.00   $  1,168.90     $   7.67
Hypothetical (5% Return Before Expenses)        $  1,000.00   $  1,018.00     $   7.13
Class Y
Actual                                          $  1,000.00   $  1,171.40     $   5.28
Hypothetical (5% Return Before Expenses)        $  1,000.00   $  1,020.21     $   4.91

+ For each class of the Fund, expenses are equal to the annualized expense ratio for such class (1.31% for Class A, 1.96% for Classes B and C, 1.41% for Class P and 0.97% for Class Y) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS PRESENTED BY SECTOR
NOVEMBER 30, 2005

SECTOR*                         %**
Auto & Transportation          14.25%
Consumer Discretionary          6.20%
Consumer Staples                1.11%
Financial Services             13.39%
Healthcare                      3.28%
Integrated Oils                 1.00%
Materials & Processing         25.25%
Other                           4.94%
Other Energy                    2.47%
Producer Durables              11.55%
Short-Term Investment           7.16%
Technology                      5.78%
Utilities                       3.62%
Total                         100.00%

 *  A sector may comprise several industries.
**  Represents percent of total investments.

SCHEDULE OF INVESTMENTS

LARGE-CAP CORE FUND NOVEMBER 30, 2005

                                                                                     VALUE
INVESTMENTS                                                          SHARES          (000)
------------------------------------------------------------------------------------------
COMMON STOCKS 95.25%

AEROSPACE 0.46%
Lockheed Martin Corp.                                                62,700   $      3,800
                                                                              ------------
AGRICULTURE, FISHING & RANCHING 1.74%
Monsanto Co.                                                        194,609         14,259
                                                                              ------------
BANKS: NEW YORK CITY 1.16%
Bank of New York Co., Inc. (The)                                    174,600          5,657
JPMorgan Chase & Co.                                                100,228          3,834
                                                                              ------------
TOTAL                                                                                9,491
                                                                              ------------
BANKS: OUTSIDE NEW YORK CITY 2.31%
Bank of America Corp.                                               179,348          8,230
SunTrust Banks, Inc.                                                 27,700          2,015
Wachovia Corp.                                                       99,000          5,286
Wells Fargo & Co.                                                    53,900          3,388
                                                                              ------------
TOTAL                                                                               18,919
                                                                              ------------
BEVERAGE: SOFT DRINKS 2.65%
Coca-Cola Co. (The)                                                 125,800          5,371
PepsiCo, Inc.                                                       277,000         16,398
                                                                              ------------
TOTAL                                                                               21,769
                                                                              ------------
BIOTECHNOLOGY RESEARCH & PRODUCTION 3.50%
Baxter Int'l., Inc.                                                 319,887         12,440
Genzyme Corp.*                                                      133,700          9,939
ImClone Systems, Inc.*                                              194,401          6,301
                                                                              ------------
TOTAL                                                                               28,680
                                                                              ------------
CHEMICALS 0.88%
Praxair, Inc.                                                       138,300          7,192
                                                                              ------------
COMMUNICATIONS TECHNOLOGY 3.62%
Corning Inc.*                                                       391,400          7,926
Motorola, Inc.                                                      616,800         14,859
QUALCOMM Inc.                                                       151,900          6,907
                                                                              ------------
TOTAL                                                                               29,692
                                                                              ------------
COMPUTER SERVICES, SOFTWARE & SYSTEMS 2.75%
Microsoft Corp.                                                     715,300   $     19,821
Oracle Corp.*                                                       217,900          2,739
                                                                              ------------
TOTAL                                                                               22,560
                                                                              ------------
COMPUTER TECHNOLOGY 2.25%
Dell, Inc.*                                                         134,200          4,048
EMC Corp.*                                                          145,000          2,020
Hewlett-Packard Co.                                                 280,400          8,319
Int'l. Business Machines Corp.                                       46,300          4,116
                                                                              ------------
TOTAL                                                                               18,503
                                                                              ------------
CONSUMER PRODUCTS 0.57%
Kimberly-Clark Corp.                                                 79,300          4,677
                                                                              ------------

DIVERSIFIED FINANCIAL SERVICES 1.78%
American Express Co.                                                 45,200          2,324
Citigroup, Inc.                                                     167,700          8,142
Marsh & McLennan Cos., Inc.                                         133,600          4,127
                                                                              ------------
TOTAL                                                                               14,593
                                                                              ------------
DRUG & GROCERY STORE CHAINS 3.29%
CVS Corp.                                                           443,600         11,986
Kroger Co. (The)*                                                   599,200         11,660
Walgreen Co.                                                         73,200          3,344
                                                                              ------------
TOTAL                                                                               26,990
                                                                              ------------
DRUGS & PHARMACEUTICALS 12.23%
Abbott Laboratories                                                 291,900         11,008
Bristol-Myers Squibb Co.                                            318,700          6,881
Gilead Sciences, Inc.*                                              161,300          8,176
GlaxoSmithKline plc ADR                                             225,400         11,173
Johnson & Johnson                                                   225,300         13,912
MedImmune, Inc.*                                                    116,600          4,187
Novartis AG ADR                                                     303,626         15,910
Pfizer, Inc.                                                        619,700         13,138
Wyeth                                                               383,200         15,926
                                                                              ------------
TOTAL                                                                              100,311
                                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

LARGE-CAP CORE FUND NOVEMBER 30, 2005

                                                                                     VALUE
INVESTMENTS                                                          SHARES          (000)
------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT & COMPONENTS 1.16%
Emerson Electric Co.                                                125,767   $      9,509
                                                                              ------------
ELECTRONICS: MEDICAL SYSTEMS 1.71%
Medtronic, Inc.                                                     252,400         14,026
                                                                              ------------
ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS 1.49%
Intel Corp.                                                         264,500          7,057
Texas Instruments Inc.                                              160,400          5,210
                                                                              ------------
TOTAL                                                                               12,267
                                                                              ------------
ELECTRONICS: TECHNOLOGY 2.06%
General Dynamics Corp.                                               90,177         10,307
Raytheon Co.                                                        172,800          6,639
                                                                              ------------
TOTAL                                                                               16,946
                                                                              ------------
ENGINEERING & CONTRACTING SERVICES 0.55%
Fluor Corp.                                                          61,000          4,520
                                                                              ------------
ENTERTAINMENT 0.87%
Walt Disney Co. (The)                                               285,037          7,106
                                                                              ------------
FERTILIZERS 0.31%
Potash Corp. of Saskatchewan Inc.(a)                                 34,900          2,553
                                                                              ------------
FINANCIAL DATA PROCESSING SERVICES & SYSTEMS 1.55%
Automatic Data Processing, Inc.                                     269,900         12,685
                                                                              ------------
FOODS 2.99%
Campbell Soup Co.                                                   339,495         10,256
H.J. Heinz Co.                                                      103,200          3,583
Kraft Foods, Inc. Class A                                           369,800         10,702
                                                                              ------------
TOTAL                                                                               24,541
                                                                              ------------
GOLD 2.12%
Barrick Gold Corp.*(a)                                              197,100          5,245
Newmont Mining Corp.                                                263,500         12,153
                                                                              ------------
TOTAL                                                                               17,398
                                                                              ------------
HEALTH & PERSONAL CARE 2.60%
Medco Health Solutions, Inc.*                                       190,600   $     10,226
WellPoint, Inc.*                                                    144,900         11,132
                                                                              ------------
TOTAL                                                                               21,358
                                                                              ------------
HEALTHCARE MANAGEMENT SERVICES 1.56%
PacifiCare Health Systems, Inc.*                                     79,500          6,840
UnitedHealth Group, Inc.                                             99,200          5,938
                                                                              ------------
TOTAL                                                                               12,778
                                                                              ------------
IDENTIFICATION CONTROL & FILTER DEVICES 0.99%
Parker Hannifin Corp.                                               118,600          8,113
                                                                              ------------
INSURANCE: MULTI-LINE 5.03%
Aflac, Inc.                                                         183,200          8,794
American Int'l Group, Inc.                                          240,092         16,120
CIGNA Corp.                                                          53,180          5,984
Hartford Financial Services Group, Inc. (The)                       118,900         10,388
                                                                              ------------
TOTAL                                                                               41,286
                                                                              ------------
MACHINERY: AGRICULTURAL 0.54%
Deere & Co.                                                          63,900          4,431
                                                                              ------------
MACHINERY: CONSTRUCTION & HANDLING 0.52%
Caterpillar Inc.                                                     74,000          4,276
                                                                              ------------
MACHINERY: OIL WELL EQUIPMENT & SERVICES 2.49%
Baker Hughes, Inc.                                                  143,543          8,232
Schlumberger Ltd.(a)                                                127,500         12,206
                                                                              ------------
TOTAL                                                                               20,438
                                                                              ------------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES 2.27%
St. Jude Medical, Inc.*                                             229,300         10,954
Zimmer Holdings, Inc.*                                              122,700          7,689
                                                                              ------------
TOTAL                                                                               18,643
                                                                              ------------
MISCELLANEOUS CONSUMER STAPLES 1.45%
Diageo plc ADR                                                      204,211         11,875
                                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (CONCLUDED)

LARGE-CAP CORE FUND NOVEMBER 30, 2005

                                                                                     VALUE
INVESTMENTS                                                          SHARES          (000)
------------------------------------------------------------------------------------------
MULTI-SECTOR COMPANIES 3.83%
General Electric Co.                                                765,300   $     27,336
Honeywell Int'l., Inc.                                              111,900          4,089
                                                                              ------------
TOTAL                                                                               31,425
                                                                              ------------
OIL: INTEGRATED DOMESTIC 0.48%
ConocoPhillips                                                       64,500          3,903
                                                                              ------------
OIL: INTEGRATED INTERNATIONAL 3.19%
Chevron Corp.                                                       151,100          8,659
Exxon Mobil Corp.                                                   301,615         17,503
                                                                              ------------
TOTAL                                                                               26,162
                                                                              ------------
RAILROADS 0.68%
Union Pacific Corp.                                                  73,300          5,610
                                                                              ------------
RETAIL 1.93%
Wal-Mart Stores, Inc.                                               325,400         15,801
                                                                              ------------
SHOES 1.16%
NIKE, Inc. Class B                                                  111,600          9,520
                                                                              ------------
SOAPS & HOUSEHOLD CHEMICALS 5.38%
Clorox Co. (The)                                                     91,000          4,940
Colgate-Palmolive Co.                                               231,900         12,643
Procter & Gamble Co. (The)                                          464,732         26,578
                                                                              ------------
TOTAL                                                                               44,161
                                                                              ------------
TRANSPORTATION MISCELLANEOUS 0.50%
United Parcel Service, Inc. Class B                                  52,700          4,105
                                                                              ------------
UTILITIES: CABLE TV & RADIO 0.98%
Comcast Corp. Class A*                                              310,207          8,078
                                                                              ------------
UTILITIES: ELECTRICAL 2.82%
PG&E Corp.                                                          241,117          8,868
Progress Energy, Inc.                                               137,200          6,144
Southern Co.                                                        234,400          8,136
                                                                              ------------
TOTAL                                                                               23,148
                                                                              ------------
UTILITIES: TELECOMMUNICATIONS 2.85%
AT&T Inc.                                                           340,900   $      8,492
BellSouth Corp.                                                     184,400          5,027
Sprint Nextel Corp.                                                 165,790          4,151
Verizon Communications Inc.                                         178,400          5,705
                                                                              ------------
TOTAL                                                                               23,375
                                                                              ------------
TOTAL COMMON STOCKS
(cost $711,460,872)                                                                781,473
                                                                              ============

                                                                  PRINCIPAL
                                                                     AMOUNT
                                                                      (000)
                                                               ------------
SHORT-TERM INVESTMENT 4.42%

REPURCHASE AGREEMENT 4.42%

Repurchase Agreement dated 11/30/2005, 3.40% due 12/1/2005
with State Street Bank & Trust Co. collateralized by
$36,940,000 of Federal National Mortgage Assoc. at 4.25% due
9/15/2007; value: $37,032,350; proceeds: $36,308,172 (cost
$36,304,743)                                                   $     36,305         36,305
                                                                              ============
TOTAL INVESTMENTS IN SECURITIES 99.67%
(cost $747,765,615)                                                                817,778
                                                                              ============
OTHER ASSETS IN EXCESS OF LIABILITIES 0.33%                                          2,671
                                                                              ------------
NET ASSETS 100.00%                                                            $    820,449
                                                                              ============

  *  Non-income producing security.
(a)  Foreign security traded in U.S. dollars.
ADR  American Depositary Receipt.

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS

SMALL-CAP VALUE FUND NOVEMBER 30, 2005

                                                                                     VALUE
INVESTMENTS                                                          SHARES          (000)
------------------------------------------------------------------------------------------
COMMON STOCKS 93.53%

AEROSPACE 2.03%
Curtiss-Wright Corp.                                                423,000   $     24,788
Moog, Inc. Class A*                                                 610,037         17,868
Teledyne Technologies Inc.*                                         481,480         15,763
                                                                              ------------
TOTAL                                                                               58,419
                                                                              ------------
AIR TRANSPORTATION 2.17%
AAR CORP.*                                                        1,298,200         27,184
Aviall, Inc.*                                                       711,000         21,828
Frontier Airlines, Inc.*                                          1,669,100         13,620
                                                                              ------------
TOTAL                                                                               62,632
                                                                              ------------
AUTO COMPONENTS 1.05%
Modine Manufacturing Co.                                            907,300         30,204
                                                                              ------------
AUTO PARTS: AFTER MARKET 2.02%
Aftermarket Technology Corp.*                                       757,800         15,535
Commercial Vehicle Group, Inc.*(b)                                1,235,100         24,443
Keystone Automotive Industries, Inc.*                               651,000         18,228
                                                                              ------------
TOTAL                                                                               58,206
                                                                              ------------
AUTO PARTS: ORIGINAL EQUIPMENT 1.55%
American Axle & Manufacturing Holding, Inc.                         565,000         12,012
Tenneco Inc.*                                                     1,880,300         32,661
                                                                              ------------
TOTAL                                                                               44,673
                                                                              ------------
BANKS: NEW YORK CITY 0.96%
Signature Bank*                                                     960,600         27,656
                                                                              ------------
BANKS: OUTSIDE NEW YORK CITY 3.61%
Alabama National BanCorp                                            148,205          9,826
Cullen/Frost Bankers, Inc.                                          620,000   $     33,393
Hancock Holding Co.                                                 165,200          6,357
Provident Bankshares Corp.                                          521,600         18,590
Seacoast Banking Corp. of Florida                                   249,700          6,063
Texas Regional Bancshares, Inc.                                     729,400         21,262
United Community Banks, Inc.                                        294,700          8,413
                                                                              ------------
TOTAL                                                                              103,904
                                                                              ------------
BIOTECHNOLOGY RESEARCH & PRODUCTION 0.39%
Kensey Nash Corp.*                                                  495,000         11,331
                                                                              ------------
BUILDING: CEMENT 0.23%
U.S. Concrete, Inc.*                                                804,800          6,615
                                                                              ------------
BUILDING: HEATING & PLUMBING 0.56%
Interline Brands, Inc.*                                             750,900         16,039
                                                                              ------------
BUILDING: MATERIALS 6.42%
Hughes Supply, Inc.                                               1,398,600         54,182
LSI Industries, Inc.(b)                                           1,220,080         21,961
NCI Building Systems, Inc.*(b)                                    1,174,440         51,253
Simpson Manufacturing Co., Inc.                                   1,404,800         57,569
                                                                              ------------
TOTAL                                                                              184,965
                                                                              ------------
COMMUNICATIONS TECHNOLOGY 2.44%
Anixter Int'l. Inc.                                               1,125,000         41,220
Syniverse Holdings, Inc.*                                         1,505,500         29,116
                                                                              ------------
TOTAL                                                                               70,336
                                                                              ------------
COMPUTER SERVICES, SOFTWARE & SYSTEMS 0.74%
Dendrite Int'l., Inc.*                                            1,126,000         21,214
                                                                              ------------
CONSTRUCTION 0.03%
Granite Construction Inc.                                            20,400            757
                                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SMALL-CAP VALUE FUND NOVEMBER 30, 2005

                                                                                     VALUE
INVESTMENTS                                                          SHARES          (000)
------------------------------------------------------------------------------------------
COPPER 0.76%
Mueller Industries, Inc.                                            805,540   $     21,806
                                                                              ------------
DIVERSIFIED MANUFACTURING 1.41%
Hexcel Corp.*                                                     2,440,000         40,577
                                                                              ------------
DRUG & GROCERY STORE CHAINS 0.99%
Casey's General Stores, Inc.                                      1,243,100         28,616
                                                                              ------------
ELECTRICAL EQUIPMENT & COMPONENTS 2.59%
AMETEK, Inc.                                                        442,500         18,855
Baldor Electric Co.                                               1,300,000         33,397
Genlyte Group Inc. (The)*                                           421,216         22,198
                                                                              ------------
TOTAL                                                                               74,450
                                                                              ------------
ELECTRONICS 1.71%
II-VI Inc.*(b)                                                    1,575,900         30,147
Vishay Intertechnology, Inc.*                                     1,500,000         19,245
                                                                              ------------
TOTAL                                                                               49,392
                                                                              ------------
ELECTRONICS: MEDICAL SYSTEMS 0.35%
Datascope Corp.                                                     149,900          5,261
Possis Medical, Inc.*                                               484,300          4,843
                                                                              ------------
TOTAL                                                                               10,104
                                                                              ------------
ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS 0.24%
SBS Technologies, Inc.*                                             669,900          6,900
                                                                              ------------
ELECTRONICS: TECHNOLOGY 0.69%
ScanSource, Inc.*                                                   335,360         19,883
                                                                              ------------
ENGINEERING & CONTRACTING SERVICES 1.71%
Quanta Services, Inc.*                                              625,100          8,845
URS Corp.*                                                          960,000         40,435
                                                                              ------------
TOTAL                                                                               49,280
                                                                              ------------
FINANCIAL MISCELLANEOUS 1.05%
Financial Federal Corp.                                             750,000         30,315
                                                                              ------------
FOODS 0.13%
John B. Sanfilippo & Son, Inc.*                                     269,730   $      3,698
                                                                              ------------
FOREST PRODUCTS 1.97%
Universal Forest Products, Inc.(b)                                  985,074         56,602
                                                                              ------------
HEALTHCARE FACILITIES 0.27%
Capital Senior Living Corp.*                                        771,900          7,796
                                                                              ------------
HOUSEHOLD FURNISHINGS 1.81%
Ethan Allen Interiors Inc.                                        1,400,000         52,220
                                                                              ------------
IDENTIFICATION CONTROL & FILTER DEVICES 0.82%
IDEX Corp.                                                          535,050         23,617
                                                                              ------------
INSURANCE: MULTI-LINE 1.07%
Hub Int'l. Ltd.(a)                                                1,274,100         30,706
                                                                              ------------
INSURANCE: PROPERTY-CASUALTY 2.96%
Argonaut Group, Inc.*                                               990,830         31,508
Navigators Group, Inc. (The)*                                       718,700         29,043
Odyssey Re Holdings Corp.                                           410,000         10,513
Selective Insurance Group, Inc.                                     251,800         14,093
                                                                              ------------
TOTAL                                                                               85,157
                                                                              ------------
LEISURE TIME 0.17%
Action Performance Cos., Inc.                                       388,400          4,913
                                                                              ------------
MACHINERY: INDUSTRIAL/SPECIALTY 1.84%
Middleby Corp. (The)*                                               251,500         19,717
Woodward Governor Co.                                               407,697         33,297
                                                                              ------------
TOTAL                                                                               53,014
                                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SMALL-CAP VALUE FUND NOVEMBER 30, 2005

                                                                                     VALUE
INVESTMENTS                                                          SHARES          (000)
------------------------------------------------------------------------------------------
MACHINERY: OIL WELL EQUIPMENT & SERVICES 1.91%
Grant Prideco, Inc.*                                                235,000   $      9,022
Helmerich & Payne, Inc.                                             196,000         11,372
Key Energy Services, Inc.*                                        2,452,500         34,580
                                                                              ------------
TOTAL                                                                               54,974
                                                                              ------------
MACHINERY: SPECIALTY 0.60%
JLG Industries, Inc.                                                382,300         17,395
                                                                              ------------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES 2.29%
Molecular Devices Corp.*                                            690,400         18,537
PSS World Medical, Inc.*                                            803,400         13,232
Symmetry Medical Inc.*                                              404,000          7,422
West Pharmaceutical Services, Inc.                                1,074,100         26,820
                                                                              ------------
TOTAL                                                                               66,011
                                                                              ------------
METAL FABRICATING 5.59%
Quanex Corp.(b)                                                   1,604,900         99,263
Shaw Group, Inc. (The)*                                           1,150,000         33,223
Valmont Industries, Inc.                                            849,800         28,358
                                                                              ------------
TOTAL                                                                              160,844
                                                                              ------------
METALS & MINERALS MISCELLANEOUS 0.20%
Brush Engineered Materials Inc.*                                    354,400          5,631
                                                                              ------------
MISCELLANEOUS MATERIALS & PROCESSING 1.62%
Metal Management, Inc.                                              635,000         15,983
Rogers Corp.*                                                       800,480         30,658
                                                                              ------------
TOTAL                                                                               46,641
                                                                              ------------
MISCELLANEOUS PRODUCER DURABLES 1.00%
BE Aerospace, Inc.*                                               1,474,700         25,837
Blount Int'l., Inc.*                                                193,500          3,009
                                                                              ------------
TOTAL                                                                               28,846
                                                                              ------------
MULTI-SECTOR COMPANIES 4.98%
Carlisle Cos., Inc.                                                 731,500         50,181
Trinity Industries, Inc.                                          2,238,190         93,198
                                                                              ------------
TOTAL                                                                              143,379
                                                                              ------------
OIL: CRUDE PRODUCERS 0.58%
Grey Wolf, Inc.*                                                  1,068,800   $      8,027
Range Resources Corp.                                               230,800          8,595
                                                                              ------------
TOTAL                                                                               16,622
                                                                              ------------
OIL: INTEGRATED DOMESTIC 1.00%
KCS Energy Services, Inc.*                                        1,103,400         28,854
                                                                              ------------
POLLUTION CONTROL & ENVIRONMENTAL SERVICES 0.18%
TRC Cos., Inc.*                                                     450,200          5,209
                                                                              ------------
PRODUCTION TECHNOLOGY EQUIPMENT 1.53%
ATMI, Inc.*                                                         722,090         20,659
Electro Scientific Industries, Inc.*                                935,780         23,544
                                                                              ------------
TOTAL                                                                               44,203
                                                                              ------------
PUBLISHING: MISCELLANEOUS 0.12%
Courier Corp.                                                        97,321          3,425
                                                                              ------------
RAILROAD EQUIPMENT 0.71%
Wabtec Corp.                                                        794,400         20,519
                                                                              ------------
RAILROADS 1.15%
Genesee & Wyoming Inc. Class A*                                     982,650         33,037
                                                                              ------------
REAL ESTATE INVESTMENT TRUSTS 2.24%
DiamondRock Hospitality Co.                                       2,291,400         27,497
Nationwide Health Properties, Inc.                                1,625,000         36,969
                                                                              ------------
TOTAL                                                                               64,466
                                                                              ------------
RESTAURANTS 0.57%
McCormick & Schmick's Seafood Restaurants, Inc.*                    620,000         14,719
Ruby Tuesday, Inc.                                                   70,200          1,707
                                                                              ------------
TOTAL                                                                               16,426
                                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SMALL-CAP VALUE FUND NOVEMBER 30, 2005

                                                                                     VALUE
INVESTMENTS                                                          SHARES          (000)
------------------------------------------------------------------------------------------
RETAIL 1.63%
AnnTaylor Stores Corp.*                                             515,400   $     15,632
Eddie Bauer Holdings Inc.*                                          830,054         18,510
PETCO Animal Supplies, Inc.*                                         87,000          1,847
School Specialty, Inc.*                                             300,010         11,053
                                                                              ------------
TOTAL                                                                               47,042
                                                                              ------------
SAVINGS & LOAN 1.15%
KNBT Bancorp, Inc.                                                  580,530          9,515
Webster Financial Corp.                                             495,500         23,715
                                                                              ------------
TOTAL                                                                               33,230
                                                                              ------------
SECURITIES BROKERAGE & SERVICES 0.45%
Raymond James Financial, Inc.                                       357,400         12,952
                                                                              ------------
SERVICES: COMMERCIAL 0.26%
Hudson Highland Group, Inc.*                                        300,000          7,575
                                                                              ------------
SHIPPING 1.71%
Alexander & Baldwin, Inc.                                           182,500          9,129
GulfMark Offshore, Inc.*                                            298,000          9,947
Kirby Corp.*                                                        565,000         30,058
                                                                              ------------
TOTAL                                                                               49,134
                                                                              ------------
SHOES 0.13%
Kenneth Cole Productions, Inc.                                      132,200          3,712
                                                                              ------------
STEEL 4.96%
Carpenter Technology Corp.                                          470,000         30,808
Gibraltar Industries, Inc.                                        1,206,700         26,535
Steel Dynamics, Inc.                                              1,525,000         52,796
Steel Technologies Inc.(b)                                        1,234,000         32,689
                                                                              ------------
TOTAL                                                                              142,828
                                                                              ------------
TELECOMMUNICATIONS EQUIPMENT 1.04%
ARRIS Group, Inc.*                                                1,572,300   $     15,283
C-COR, Inc.*(b)                                                   2,600,000         14,742
                                                                              ------------
TOTAL                                                                               30,025
                                                                              ------------
TEXTILES APPAREL MANUFACTURERS 1.55%
Warnaco Group, Inc.*                                              1,812,360         44,530
                                                                              ------------
TRUCKERS 3.99%
Heartland Express, Inc.                                           2,140,000         45,603
Werner Enterprises, Inc.                                          3,389,300         69,379
                                                                              ------------
TOTAL                                                                              114,982
                                                                              ------------
UTILITIES: ELECTRICAL 2.41%
IDACORP, Inc.                                                     1,000,000         28,560
Pike Electric Corp.*                                                643,900         11,648
PNM Resources, Inc.                                               1,119,100         29,063
                                                                              ------------
TOTAL                                                                               69,271
                                                                              ------------
UTILITIES: GAS DISTRIBUTORS 1.24%
Nicor Inc.                                                          530,000         21,253
Piedmont Natural Gas Co., Inc.                                      618,500         14,529
                                                                              ------------
TOTAL                                                                               35,782
                                                                              ------------
TOTAL COMMON STOCKS
(cost $2,228,887,235)                                                            2,693,542
                                                                              ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (CONCLUDED)

SMALL-CAP VALUE FUND NOVEMBER 30, 2005

                                                                  PRINCIPAL
                                                                     AMOUNT          VALUE
INVESTMENTS                                                           (000)          (000)
------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT 7.21%

REPURCHASE AGREEMENTS 7.21%

Repurchase Agreements dated 11/30/2005, 3.40% due 12/1/2005
with State Street Bank & Trust Co. collateralized by
$76,465,000 of Federal Home Loan Mortgage Corp. at 5.25% due
11/10/2010 and $136,685,000 of Federal National Mortgage
Assoc. at 4.25% due 8/15/2010; value: $211,783,150;
proceeds: $207,650,025 (cost $207,630,415)                     $    207,631   $    207,631
                                                                              ============
TOTAL INVESTMENTS IN SECURITIES 100.74%
(cost $2,436,517,650)                                                            2,901,173
                                                                              ============
LIABILITIES IN EXCESS OF OTHER ASSETS (0.74%)                                      (21,372)
                                                                              ------------
NET ASSETS 100.00%                                                            $  2,879,801
                                                                              ============

 *   Non-income producing security.
(a)  Foreign security traded in U.S. dollars.
(b) Affiliated issuer (holding represents 5% or more of the underlying issuer's outstanding voting shares.) (See Note 9).

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES

NOVEMBER 30, 2005

                                                                                                 LARGE-CAP          SMALL-CAP
                                                                                                 CORE FUND         VALUE FUND
ASSETS:
Investments in unaffiliated issuers, at cost                                              $    747,765,615   $  2,198,264,761
Investments in affiliated issuers, at cost                                                               -        238,252,889
-----------------------------------------------------------------------------------------------------------------------------
Investments in unaffiliated issuers, at value                                             $    817,777,722   $  2,570,073,104
Investments in affiliated issuers, at value                                                              -        331,099,675
Receivables:
  Interest and dividends                                                                         1,185,413          1,879,737
  Investment securities sold                                                                             -          6,128,634
  Capital shares sold                                                                            3,120,422          6,412,709
  From advisor                                                                                     110,379                  -
Prepaid expenses and other assets                                                                   48,806            246,935
-----------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                   822,242,742      2,915,840,794
-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Investment securities purchased                                                                        -         30,421,408
  Capital shares reacquired                                                                        768,827          2,450,909
  Management fees                                                                                  455,038          1,671,624
  12b-1 distribution fees                                                                          269,494            695,474
  Fund administration                                                                               25,992             89,043
  Directors' fees                                                                                   41,434            125,802
  To affiliates                                                                                     45,450             18,279
Accrued expenses and other liabilities                                                             187,838            567,286
-----------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                                1,794,073         36,039,825
=============================================================================================================================
NET ASSETS                                                                                $    820,448,669   $  2,879,800,969
=============================================================================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                                           $    716,863,930   $  2,149,873,173
Undistributed (distributions in excess of) net investment income                                 2,489,676           (125,802)
Accumulated net realized gain on investments                                                    31,082,956        265,398,469
Net unrealized appreciation on investments                                                      70,012,107        464,655,129
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                $    820,448,669   $  2,879,800,969
=============================================================================================================================
NET ASSETS BY CLASS:
Class A Shares                                                                            $    523,322,100   $  1,714,898,446
Class B Shares                                                                            $     81,373,485   $    113,208,148
Class C Shares                                                                            $     73,328,023   $     91,195,086
Class P Shares                                                                            $      6,748,503   $    328,055,462
Class Y Shares                                                                            $    135,676,558   $    632,443,827
OUTSTANDING SHARES BY CLASS:
Class A Shares (20 million and 200 million shares of common stock authorized,
  respectively, $.001 par value)                                                                18,258,326         54,614,448
Class B Shares (30 million shares of common stock authorized per Fund, $.001 par value)          2,952,216          3,870,395
Class C Shares (20 million shares of common stock authorized per Fund, $.001 par value)          2,651,220          3,113,793
Class P Shares (20 million shares of common stock authorized per Fund, $.001 par value)            235,113         10,488,080
Class Y Shares (30 million and 200 million shares of common stock authorized,
  respectively, $.001 par value)                                                                 4,720,036         19,480,859
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  (NET ASSETS DIVIDED BY OUTSTANDING SHARES):
Class A Shares-Net asset value                                                            $          28.66   $          31.40
Class A Shares-Maximum offering price
  (Net asset value plus sales charge of 5.75%)                                            $          30.41   $          33.32
Class B Shares-Net asset value                                                            $          27.56   $          29.25
Class C Shares-Net asset value                                                            $          27.66   $          29.29
Class P Shares-Net asset value                                                            $          28.70   $          31.28
Class Y Shares-Net asset value                                                            $          28.74   $          32.46

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED NOVEMBER 30, 2005

                                                                                                 LARGE-CAP          SMALL-CAP
                                                                                                 CORE FUND         VALUE FUND
INVESTMENT INCOME:
Dividends from unaffiliated issuers                                                       $     10,648,562   $     16,847,136
Dividends from affiliated issuers                                                                        -          1,718,984
Interest                                                                                           685,134          3,724,463
Securities lending-net                                                                                   -             24,103
Foreign withholding tax                                                                            (50,258)           (24,461)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                         11,283,438         22,290,225
-----------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Management fees                                                                                  4,315,452         16,738,185
12b-1 distribution plan-Class A                                                                  1,440,319          4,537,601
12b-1 distribution plan-Class B                                                                    805,102          1,608,060
12b-1 distribution plan-Class C                                                                    520,310            864,981
12b-1 distribution plan-Class P                                                                     16,626          1,038,967
Shareholder servicing                                                                            1,002,620          2,850,490
Professional                                                                                        52,490             79,214
Reports to shareholders                                                                             62,277            332,941
Fund administration                                                                                246,597            892,703
Custody                                                                                             42,692            119,182
Directors' fees                                                                                     36,438            109,411
Registration                                                                                        72,961            117,711
Subsidy (See Note 3)                                                                               170,287            170,400
Other                                                                                               13,701             48,075
-----------------------------------------------------------------------------------------------------------------------------
Gross expenses                                                                                   8,797,872         29,507,921
  Expense reductions (See Note 7)                                                                  (10,715)           (57,674)
  Expenses assumed by advisor (See Note 3)                                                        (147,283)                 -
-----------------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                                                     8,639,874         29,450,247
-----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                                     2,643,564         (7,160,022)
-----------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments in unaffiliated issuers                                 33,463,546        235,018,736
Net realized gain (loss) on investments in affiliated issuers                                            -         37,916,606
Net change in unrealized appreciation (depreciation) on investments                             (5,174,263)       112,962,890
=============================================================================================================================
NET REALIZED AND UNREALIZED GAIN                                                                28,289,283        385,898,232
=============================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                      $     30,932,847   $    378,738,210
=============================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED NOVEMBER 30, 2005

                                                                                                 LARGE-CAP          SMALL-CAP
INCREASE IN NET ASSETS                                                                           CORE FUND         VALUE FUND
OPERATIONS:
Net investment income (loss)                                                              $      2,643,564   $     (7,160,022)
Net realized gain (loss) on investments                                                         33,463,546        272,935,342
Net change in unrealized appreciation (depreciation) on investments                             (5,174,263)       112,962,890
-----------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                            30,932,847        378,738,210
=============================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Class A                                                                                       (1,973,610)                 -
  Class B                                                                                           (2,424)                 -
  Class C                                                                                           (1,890)                 -
  Class P                                                                                           (1,918)                 -
  Class Y                                                                                         (122,005)                 -
Net realized gain
  Class A                                                                                       (9,617,715)       (86,416,845)
  Class B                                                                                       (2,540,980)       (18,208,202)
  Class C                                                                                       (1,211,051)        (8,440,410)
  Class P                                                                                           (8,745)       (12,919,161)
  Class Y                                                                                         (383,255)       (27,676,191)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                                            (15,863,593)      (153,660,809)
=============================================================================================================================
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                                                              422,573,725      1,367,850,443
Reinvestment of distributions                                                                   14,513,229        127,382,745
Cost of shares reacquired                                                                      (92,183,858)      (508,066,959)
-----------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS                           344,903,096        987,166,229
=============================================================================================================================
NET INCREASE IN NET ASSETS                                                                     359,972,350      1,212,243,630
=============================================================================================================================
NET ASSETS:
Beginning of year                                                                              460,476,319      1,667,557,339
-----------------------------------------------------------------------------------------------------------------------------
END OF YEAR                                                                               $    820,448,669   $  2,879,800,969
=============================================================================================================================
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME                          $      2,489,676   $       (125,802)
=============================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED NOVEMBER 30, 2004

                                                                                                 LARGE-CAP          SMALL-CAP
INCREASE IN NET ASSETS                                                                           CORE FUND         VALUE FUND
OPERATIONS:
Net investment income (loss)                                                              $      2,078,705   $     (1,140,225)
Net realized gain on investments                                                                22,609,757        154,076,122
Net change in unrealized appreciation (depreciation) on investments                             31,231,873        116,357,254
-----------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                            55,920,335        269,293,151
=============================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Class A                                                                                         (599,177)                 -
  Class B                                                                                                -                  -
  Class C                                                                                                -                  -
  Class P                                                                                             (597)                 -
  Class Y                                                                                             (379)                 -
Net realized gain
  Class A                                                                                                -        (33,408,285)
  Class B                                                                                                -        (12,214,825)
  Class C                                                                                                -         (5,477,260)
  Class P                                                                                                -         (3,229,201)
  Class Y                                                                                                -         (9,460,860)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                                               (600,153)       (63,790,431)
=============================================================================================================================
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                                                               95,114,915        703,623,177
Reinvestment of distributions                                                                      569,491         48,589,693
Cost of shares reacquired                                                                      (69,306,028)      (262,078,621)
-----------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS                            26,378,378        490,134,249
=============================================================================================================================
NET INCREASE IN NET ASSETS                                                                      81,698,560        695,636,969
=============================================================================================================================
NET ASSETS:
Beginning of year                                                                              378,777,759        971,920,370
-----------------------------------------------------------------------------------------------------------------------------
END OF YEAR                                                                               $    460,476,319   $  1,667,557,339
=============================================================================================================================
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME                          $      1,947,790   $        (36,758)
=============================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

LARGE-CAP CORE FUND

                                                                                  YEAR ENDED 11/30
                                                       ---------------------------------------------------------------------
                                                          2005           2004           2003          2002           2001
PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                     $    28.42     $    24.88     $    21.27    $    24.75     $    26.83
                                                       ==========     ==========     ==========    ==========     ==========
Investment operations:
  Net investment income(a)                                    .15            .18            .08           .04            .06
  Net realized and unrealized gain (loss)                    1.10           3.42           3.53         (3.37)         (1.14)
                                                       ----------     ----------     ----------    ----------     ----------
    Total from investment operations                         1.25           3.60           3.61         (3.33)         (1.08)
                                                       ----------     ----------     ----------    ----------     ----------
Distributions to shareholders from:
  Net investment income                                      (.17)          (.06)             -             -           (.09)
  Net realized gain                                          (.84)             -              -          (.15)          (.91)
                                                       ----------     ----------     ----------    ----------     ----------
    Total distributions                                     (1.01)          (.06)             -          (.15)         (1.00)
                                                       ----------     ----------     ----------    ----------     ----------
NET ASSET VALUE, END OF YEAR                           $    28.66     $    28.42     $    24.88    $    21.27     $    24.75
                                                       ==========     ==========     ==========    ==========     ==========
Total Return(b)                                              4.49%         14.48%         16.97%       (13.52)%        (4.26)%

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions
    and expenses assumed                                     1.30%          1.39%          1.46%         1.45%          1.45%
  Expenses, excluding expense reductions
    and expenses assumed                                     1.32%          1.41%          1.46%         1.45%          1.45%
  Net investment income                                       .53%           .67%           .36%          .16%           .22%

                                                                                  YEAR ENDED 11/30
                                                       ---------------------------------------------------------------------
SUPPLEMENTAL DATA:                                        2005           2004           2003          2002           2001
----------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                        $  523,322     $  324,690     $  261,231    $  201,315     $  234,533
  Portfolio turnover rate                                   44.86%         47.14%         34.98%        74.76%         81.79%
----------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

LARGE-CAP CORE FUND

                                                                                  YEAR ENDED 11/30
                                                       ---------------------------------------------------------------------
                                                          2005           2004           2003          2002           2001
PER SHARE OPERATING PERFORMANCE (CLASS B SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                     $    27.38     $    24.07     $    20.70    $    24.25     $    26.37
                                                       ==========     ==========     ==========    ==========     ==========
Investment operations:
  Net investment income (loss)(a)                            (.03)             -(c)        (.06)         (.10)          (.10)
  Net realized and unrealized gain (loss)                    1.05           3.31           3.43         (3.30)         (1.11)
                                                       ----------     ----------     ----------    ----------     ----------
    Total from investment operations                         1.02           3.31           3.37         (3.40)         (1.21)
                                                       ----------     ----------     ----------    ----------     ----------
Distributions to shareholders from:
  Net investment income                                         -(c)           -              -             -              -
  Net realized gain                                          (.84)             -              -          (.15)          (.91)
                                                       ----------     ----------     ----------    ----------     ----------
NET ASSET VALUE, END OF YEAR                           $    27.56     $    27.38     $    24.07    $    20.70     $    24.25
                                                       ==========     ==========     ==========    ==========     ==========
Total Return(b)                                              3.78%         13.75%         16.28%       (14.10)%        (4.81)%

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions
    and expenses assumed                                     1.95%          2.03%          2.10%         2.06%          2.07%
  Expenses, excluding expense reductions
    and expenses assumed                                     1.97%          2.05%          2.10%         2.06%          2.07%
  Net investment income (loss)                               (.11)%          .03%          (.28)%        (.45)%         (.39)%

                                                                                  YEAR ENDED 11/30
                                                       ---------------------------------------------------------------------
SUPPLEMENTAL DATA:                                        2005           2004           2003          2002           2001
----------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                        $   81,373     $   82,876     $   80,542    $   70,636     $   85,011
  Portfolio turnover rate                                   44.86%         47.14%         34.98%        74.76%         81.79%
----------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

LARGE-CAP CORE FUND

                                                                                  YEAR ENDED 11/30
                                                       ---------------------------------------------------------------------
                                                          2005           2004           2003          2002           2001
PER SHARE OPERATING PERFORMANCE (CLASS C SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                     $    27.47     $    24.15     $    20.77    $    24.27     $    26.41
                                                       ==========     ==========     ==========    ==========     ==========
Investment operations:
  Net investment income (loss)(a)                            (.03)             -(c)        (.06)         (.06)          (.11)
  Net realized and unrealized gain (loss)                    1.06           3.32           3.44         (3.29)         (1.12)
                                                       ----------     ----------     ----------    ----------     ----------
    Total from investment operations                         1.03           3.32           3.38         (3.35)         (1.23)
                                                       ----------     ----------     ----------    ----------     ----------
Distributions to shareholders from:
  Net investment income                                         -(c)           -              -             -              -
  Net realized gain                                          (.84)             -              -          (.15)          (.91)
                                                       ----------     ----------     ----------    ----------     ----------
NET ASSET VALUE, END OF YEAR                           $    27.66     $    27.47     $    24.15    $    20.77     $    24.27
                                                       ==========     ==========     ==========    ==========     ==========
Total Return(b)                                              3.81%         13.75%         16.27%       (13.88)%        (4.88)%

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions
    and expenses assumed                                     1.95%          2.03%          2.10%         1.87%          2.10%
  Expenses, excluding expense reductions
    and expenses assumed                                     1.97%          2.05%          2.10%         1.87%          2.10%
  Net investment income (loss)                               (.12)%          .03%          (.28)%        (.26)%         (.43)%

                                                                                  YEAR ENDED 11/30
                                                       ---------------------------------------------------------------------
SUPPLEMENTAL DATA:                                        2005           2004           2003          2002           2001
----------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                        $   73,328     $   39,625     $   36,778    $   32,109     $   37,149
  Portfolio turnover rate                                   44.86%         47.14%         34.98%        74.76%         81.79%
----------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

LARGE-CAP CORE FUND

                                                                                  YEAR ENDED 11/30
                                                       ---------------------------------------------------------------------
                                                          2005           2004           2003          2002           2001
PER SHARE OPERATING PERFORMANCE (CLASS P SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                     $    28.50     $    25.01     $    21.37    $    24.87     $    26.92
                                                       ==========     ==========     ==========    ==========     ==========
Investment operations:
  Net investment income(a)                                    .10            .17            .02           .02            .07
  Net realized and unrealized gain (loss)                    1.12           3.42           3.62         (3.37)         (1.13)
                                                       ----------     ----------     ----------    ----------     ----------
    Total from investment operations                         1.22           3.59           3.64         (3.35)         (1.06)
                                                       ----------     ----------     ----------    ----------     ----------
Distributions to shareholders from:
  Net investment income                                      (.18)          (.10)             -             -           (.08)
  Net realized gain                                          (.84)             -              -          (.15)          (.91)
                                                       ----------     ----------     ----------    ----------     ----------
    Total distributions                                     (1.02)          (.10)             -          (.15)          (.99)
                                                       ----------     ----------     ----------    ----------     ----------
NET ASSET VALUE, END OF YEAR                           $    28.70     $    28.50     $    25.01    $    21.37     $    24.87
                                                       ==========     ==========     ==========    ==========     ==========
Total Return(b)                                              4.38%         14.39%         17.03%       (13.54)%        (4.16)%

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions
    and expenses assumed                                     1.40%          1.48%          1.55%+        1.51%          1.52%
  Expenses, excluding expense reductions
    and expenses assumed                                     1.43%          1.50%          1.55%+        1.51%          1.52%
  Net investment income                                       .37%           .58%           .27%+         .10%           .27%

                                                                                  YEAR ENDED 11/30
                                                       ---------------------------------------------------------------------
SUPPLEMENTAL DATA:                                        2005           2004           2003          2002           2001
----------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                        $    6,749     $      294     $      152    $        1     $        1
  Portfolio turnover rate                                   44.86%         47.14%         34.98%        74.76%         81.79%
----------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (CONCLUDED)

LARGE-CAP CORE FUND

                                                                                  YEAR ENDED 11/30
                                                       ---------------------------------------------------------------------
                                                          2005           2004           2003          2002           2001
PER SHARE OPERATING PERFORMANCE (CLASS Y SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                     $    28.50     $    24.93     $    21.23    $    24.61     $    26.74
                                                       ==========     ==========     ==========    ==========     ==========
Investment operations:
  Net investment income(a)                                    .24            .93            .16           .13            .08
  Net realized and unrealized gain (loss)                    1.11           2.77           3.54         (3.36)         (1.12)
                                                       ----------     ----------     ----------    ----------     ----------
    Total from investment operations                         1.35           3.70           3.70         (3.23)         (1.04)
                                                       ----------     ----------     ----------    ----------     ----------
Distributions to shareholders from:
  Net investment income                                      (.27)          (.13)             -             -           (.18)
  Net realized gain                                          (.84)             -              -          (.15)          (.91)
                                                       ----------     ----------     ----------    ----------     ----------
    Total distributions                                     (1.11)          (.13)             -          (.15)         (1.09)
                                                       ----------     ----------     ----------    ----------     ----------
NET ASSET VALUE, END OF YEAR                           $    28.74     $    28.50     $    24.93    $    21.23     $    24.61
                                                       ==========     ==========     ==========    ==========     ==========
Total Return(b)                                              4.83%         14.89%         17.43%       (13.19)%        (4.14)%

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions
    and expenses assumed                                      .95%           .93%          1.10%         1.06%          1.07%
  Expenses, excluding expense reductions
    and expenses assumed                                      .98%          1.07%          1.10%         1.06%          1.07%
  Net investment income                                       .84%          3.35%           .72%          .55%           .32%

                                                                                  YEAR ENDED 11/30
                                                       ---------------------------------------------------------------------
SUPPLEMENTAL DATA:                                        2005           2004           2003          2002           2001
----------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                        $  135,677     $   12,991     $       75    $       54     $        1
  Portfolio turnover rate                                   44.86%         47.14%         34.98%        74.76%         81.79%
----------------------------------------------------------------------------------------------------------------------------

+   The ratios have been determined on a Fund basis.
(a) Calculated using average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c) Amount is less than $.01.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

SMALL-CAP VALUE FUND

                                                                                  YEAR ENDED 11/30
                                                       ---------------------------------------------------------------------
                                                          2005           2004           2003          2002           2001
PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                     $    29.54     $    25.66     $    20.29    $    22.02     $    19.60
                                                       ==========     ==========     ==========    ==========     ==========
Investment operations:
  Net investment loss(a)                                     (.09)             -(c)        (.10)         (.07)          (.13)
  Net realized and unrealized gain (loss)                    4.60           5.52           6.81          (.48)          3.04
                                                       ----------     ----------     ----------    ----------     ----------
    Total from investment operations                         4.51           5.52           6.71          (.55)          2.91
                                                       ----------     ----------     ----------    ----------     ----------
Distributions to shareholders from:
  Net realized gain                                         (2.65)         (1.64)         (1.34)        (1.18)          (.49)
                                                       ----------     ----------     ----------    ----------     ----------
NET ASSET VALUE, END OF YEAR                           $    31.40     $    29.54     $    25.66    $    20.29     $    22.02
                                                       ==========     ==========     ==========    ==========     ==========
Total Return(b)                                             16.78%         22.92%         35.67%        (2.72)%        15.12%

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions                     1.31%          1.39%          1.45%         1.41%          1.43%
  Expenses, excluding expense reductions                     1.31%          1.39%          1.45%         1.41%          1.44%
  Net investment loss                                        (.31)%         (.03)%         (.50)%        (.34)%         (.60)%

                                                                                  YEAR ENDED 11/30
                                                      ----------------------------------------------------------------------
SUPPLEMENTAL DATA:                                        2005           2004           2003          2002           2001
----------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                       $ 1,714,898     $  939,899     $  510,582    $  321,243     $  394,443
  Portfolio turnover rate                                   71.25%         67.04%         66.11%        77.12%         64.76%
----------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SMALL-CAP VALUE FUND

                                                                                  YEAR ENDED 11/30
                                                       ---------------------------------------------------------------------
                                                          2005           2004           2003          2002           2001
PER SHARE OPERATING PERFORMANCE (CLASS B SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                     $    27.87     $    24.44     $    19.50    $    21.33     $    19.13
                                                       ==========     ==========     ==========    ==========     ==========
Investment operations:
  Net investment loss(a)                                     (.27)          (.18)          (.22)         (.20)          (.26)
  Net realized and unrealized gain (loss)                    4.30           5.25           6.50          (.45)          2.95
                                                       ----------     ----------     ----------    ----------     ----------
    Total from investment operations                         4.03           5.07           6.28          (.65)          2.69
                                                       ----------     ----------     ----------    ----------     ----------
Distributions to shareholders from:
  Net realized gain                                         (2.65)         (1.64)         (1.34)        (1.18)          (.49)
                                                       ----------     ----------     ----------    ----------     ----------
NET ASSET VALUE, END OF YEAR                           $    29.25     $    27.87     $    24.44    $    19.50     $    21.33
                                                       ==========     ==========     ==========    ==========     ==========
Total Return(b)                                             15.99%         22.17%         34.78%        (3.25)%        14.33%

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions                     1.95%          2.00%          2.07%         2.04%          2.05%
  Expenses, excluding expense reductions                     1.95%          2.00%          2.07%         2.04%          2.06%
  Net investment loss                                       (1.03)%         (.74)%        (1.12)%        (.97)%        (1.22)%

                                                                                  YEAR ENDED 11/30
                                                       ---------------------------------------------------------------------
SUPPLEMENTAL DATA:                                        2005           2004           2003          2002           2001
----------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                        $  113,208     $  192,098     $  182,437    $  153,101     $  182,555
  Portfolio turnover rate                                   71.25%         67.04%         66.11%        77.12%         64.76%
----------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SMALL-CAP VALUE FUND

                                                                                  YEAR ENDED 11/30
                                                       ---------------------------------------------------------------------
                                                          2005           2004           2003          2002           2001
PER SHARE OPERATING PERFORMANCE (CLASS C SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                     $    27.90     $    24.46     $    19.52    $    21.31     $    19.13
                                                       ==========     ==========     ==========    ==========     ==========
Investment operations:
  Net investment loss(a)                                     (.26)          (.18)          (.22)         (.17)          (.28)
  Net realized and unrealized gain (loss)                    4.30           5.26           6.50          (.44)          2.95
                                                       ----------     ----------     ----------    ----------     ----------
    Total from investment operations                         4.04           5.08           6.28          (.61)          2.67
                                                       ----------     ----------     ----------    ----------     ----------
Distributions to shareholders from:
  Net realized gain                                         (2.65)         (1.64)         (1.34)        (1.18)          (.49)
                                                       ----------     ----------     ----------    ----------     ----------
NET ASSET VALUE, END OF YEAR                           $    29.29     $    27.90     $    24.46    $    19.52     $    21.31
                                                       ==========     ==========     ==========    ==========     ==========
Total Return(b)                                             16.01%         22.19%         34.74%        (3.07)%        14.22%

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions                     1.95%          2.00%          2.07%         1.90%          2.16%
  Expenses, excluding expense reductions                     1.96%          2.00%          2.07%         1.90%          2.17%
  Net investment loss                                        (.99)%         (.74)%        (1.12)%        (.83)%        (1.32)%

                                                                                  YEAR ENDED 11/30
                                                       ---------------------------------------------------------------------
SUPPLEMENTAL DATA:                                        2005           2004           2003          2002           2001
----------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                        $   91,195     $   89,408     $   81,967    $   69,121     $   81,396
  Portfolio turnover rate                                   71.25%         67.04%         66.11%        77.12%         64.76%
----------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SMALL-CAP VALUE FUND

                                                                                  YEAR ENDED 11/30
                                                       ---------------------------------------------------------------------
                                                          2005           2004           2003          2002           2001
PER SHARE OPERATING PERFORMANCE (CLASS P SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                     $    29.47     $    25.61     $    20.27    $    22.01     $    19.61
                                                       ==========     ==========     ==========    ==========     ==========
Investment operations:
  Net investment income (loss)(a)                            (.11)           .01           (.12)         (.08)          (.14)
  Net realized and unrealized gain (loss)                    4.57           5.49           6.80          (.48)          3.03
                                                       ----------     ----------     ----------    ----------     ----------
    Total from investment operations                         4.46           5.50           6.68          (.56)          2.89
                                                       ----------     ----------     ----------    ----------     ----------
Distributions to shareholders from:
  Net realized gain                                         (2.65)         (1.64)         (1.34)        (1.18)          (.49)
                                                       ----------     ----------     ----------    ----------     ----------
NET ASSET VALUE, END OF YEAR                           $    31.28     $    29.47     $    25.61    $    20.27     $    22.01
                                                       ==========     ==========     ==========    ==========     ==========
Total Return(b)                                             16.68%         22.84%         35.48%        (2.72)%        15.01%

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions                     1.41%          1.45%          1.52%         1.49%          1.50%
  Expenses, excluding expense reductions                     1.41%          1.45%          1.52%         1.49%          1.51%
  Net investment income (loss)                               (.39)%          .03%          (.57)%        (.42)%         (.66)%

                                                                                  YEAR ENDED 11/30
                                                       ---------------------------------------------------------------------
SUPPLEMENTAL DATA:                                        2005           2004           2003          2002           2001
----------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                        $  328,055     $  141,389     $   47,471    $   14,005     $    4,150
  Portfolio turnover rate                                   71.25%         67.04%         66.11%        77.12%         64.76%
----------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (CONCLUDED)

SMALL-CAP VALUE FUND

                                                                                  YEAR ENDED 11/30
                                                       ---------------------------------------------------------------------
                                                          2005           2004           2003          2002           2001
PER SHARE OPERATING PERFORMANCE (CLASS Y SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                     $    30.36     $    26.23     $    20.64    $    22.30     $    19.77
                                                       ==========     ==========     ==========    ==========     ==========
Investment operations:
  Net investment income (loss)(a)                             .02            .10           (.02)          .01           (.05)
  Net realized and unrealized gain (loss)                    4.73           5.67           6.95          (.49)          3.07
                                                       ----------     ----------     ----------    ----------     ----------
    Total from investment operations                         4.75           5.77           6.93          (.48)          3.02
                                                       ----------     ----------     ----------    ----------     ----------
Distributions to shareholders from:
  Net realized gain                                         (2.65)         (1.64)         (1.34)        (1.18)          (.49)
                                                       ----------     ----------     ----------    ----------     ----------
NET ASSET VALUE, END OF YEAR                           $    32.46     $    30.36     $    26.23    $    20.64     $    22.30
                                                       ==========     ==========     ==========    ==========     ==========
Total Return(b)                                             17.14%         23.40%         36.10%        (2.31)%        15.56%

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions                      .96%          1.00%          1.07%         1.04%          1.05%
  Expenses, excluding expense reductions                      .96%          1.00%          1.07%         1.04%          1.06%
  Net investment income (loss)                                .05%           .38%          (.12)%         .03%          (.24)%

                                                                                  YEAR ENDED 11/30
                                                       ---------------------------------------------------------------------
SUPPLEMENTAL DATA:                                        2005           2004           2003          2002           2001
----------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                        $  632,444     $  304,763     $  149,463    $   87,570     $   75,402
  Portfolio turnover rate                                   71.25%         67.04%         66.11%        77.12%         64.76%
----------------------------------------------------------------------------------------------------------------------------

(a) Calculated using average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c) Amount is less than $.01.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION

Lord Abbett Research Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "Act") as a diversified open-end management investment company incorporated under Maryland law on April 6, 1992. The Company currently consists of four separate funds. This report covers the following two funds: Large-Cap Core Fund ("Large-Cap Core Fund") and Small-Cap Value Series ("Small-Cap Value Fund") (collectively, the "Funds").

Large-Cap Core Fund's investment objective is growth of capital and growth of income consistent with reasonable risk. Small-Cap Value Fund's investment objective is long-term capital appreciation. Each Fund offers five classes of shares: Classes A, B, C, P, and Y, each with different expenses and dividends. A front-end sales charge is normally added to the Net Asset Value ("NAV") for Class A shares. There is no front-end sales charge in the case of Classes B, C, P, and Y shares, although there may be a contingent deferred sales charge ("CDSC") as follows: certain redemptions of Class A shares made within 24 months (12 months if shares were purchased on or after November 1, 2004) following certain purchases made without a sales charge; Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will convert to Class A shares on the eighth anniversary of the original purchase of Class B shares. Small-Cap Value Fund is open to certain new investors on a limited basis.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.  SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION-Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) SECURITY TRANSACTIONS-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c) INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d) FEDERAL TAXES-It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

(e) EXPENSES-Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis. Expenses, excluding class specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Classes A, B, C, and P bear all the expenses and fees relating to their respective 12b-1 Distribution Plans.

(f) SECURITIES LENDING-Each Fund may lend securities to member banks of the Federal Reserve System and to registered broker/dealers approved by the Fund. The loans are collateralized at all times by cash and/or U.S. Government securities in an amount at least equal to 102% of the market value of the domestic securities loaned (105% in the case of foreign securities loaned) as determined at the close of business on the preceding business day. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. Lending portfolio securities could result in a loss or delay in recovering the Fund's securities if the borrower defaults. At their October 21, 2004 meeting, the Board of Directors voted to discontinue, as soon as practicable, the Funds' securities lending program. State Street Bank & Trust Company ("SSB") received fees of $10,330 from Small-Cap Value Fund for the year ended November 30, 2005, which are netted against Securities Lending Income on the Statement of Operations. As of November 30, 2005 there were no securities on loan.

(g) REPURCHASE AGREEMENTS-Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

3.  MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES

The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund's investment portfolio.

The management fees are based on the average daily net assets at the following annual rates:

Large-Cap Core Fund:
First $1 billion                      .70%
Next $1 billion                       .65%
Over $2 billion                       .60%
Small-Cap Value Fund                  .75%(1)

(1) Effective December 1, 2005, the annual management fee rate for Small-Cap Value Fund was changed from a flat fee rate of .75% to the following annual rates:

      .75% of the first $2 billion of average daily net assets;
      .70% of average daily net assets over $2 billion.

For the fiscal year ended November 30, 2005, Lord Abbett contractually agreed to reimburse expenses for Large-Cap Core Fund to the extent necessary so that each class' net operating expenses did not exceed the following annual rates(1):

CLASS                  % OF AVERAGE DAILY NET ASSETS
----------------------------------------------------
A                                    1.30%
B                                    1.95%
C                                    1.95%
P                                    1.40%
Y                                    0.95%

(1) Lord Abbett has renewed the contractual expense cap agreement through the fiscal year ending November 30, 2006.

Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of each Fund's average daily net assets.

Small-Cap Value Fund, along with certain other funds managed by Lord Abbett (the "Underlying Funds"), has entered into a Servicing Arrangement with Lord Abbett Alpha Strategy Fund of Lord Abbett Securities Trust ("Alpha Strategy Fund"), pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fees and distribution and service fees) of Alpha Strategy Fund in proportion to the average daily value of the Underlying Fund shares owned by Alpha Strategy Fund. In addition, Large-Cap Core Fund, along with certain other funds managed by Lord Abbett (the "Underlying Funds"), has entered into a Servicing Arrangement with Lord Abbett Balanced Strategy Fund and Lord Abbett World Growth & Income Strategy Fund of Lord Abbett Investment Trust ("Balanced Strategy Fund" and "World Growth & Income Strategy Fund"), pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fees and distribution and service fees) of Balanced Strategy Fund and World Growth & Income Strategy Fund in proportion to the average daily value of the Underlying Fund shares owned by Balanced Strategy Fund and World Growth & Income Strategy Fund. Amounts paid pursuant to each Servicing Arrangement are included in Subsidy Expense on the Statements of Operations.

12b-1 DISTRIBUTION PLANS

Each Fund has adopted a distribution plan with respect to one or more classes of shares pursuant to Rule 12b-1 of the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

FEE                   CLASS A         CLASS B         CLASS C        CLASS P
----------------------------------------------------------------------------
Service                .25%             .25%            .25%           .20%
Distribution           .10%(1)(2)       .75%            .75%           .25%

(1) Until October 1, 2004, each Fund paid a one-time distribution fee of up to 1.00% on certain qualifying purchases of Class A shares. Effective October 1, 2004, the Distributor commenced payment of such one-time distribution fee. The unamortized balance of prepaid distribution fee for Small-Cap Value Fund, as of November 30, 2005 was $111,861.

These amounts will continue to be amortized by the Fund, generally over a two-year period.

(2) Effective October 1, 2005 the Class A Distribution Fee for Small-Cap Value Fund was reduced from .10% of average daily net assets to .05% of average daily net assets.

The amount of CDSC collected by each Fund during the year ended November 30, 2005 was as follows:

                                                                        CDSC
                                                                   COLLECTED
----------------------------------------------------------------------------
Large-Cap Core Fund                                                $   5,143
Small-Cap Value Fund                                                   7,253

Class Y does not have a distribution plan.

COMMISSIONS

The Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers, for the year ended November 30, 2005:

                                               DISTRIBUTOR          DEALERS'
                                               COMMISSIONS       CONCESSIONS
----------------------------------------------------------------------------
Large-Cap Core Fund                            $   947,482       $ 4,982,811
Small-Cap Value Fund                                40,094           225,030

Distributor received the following amount of CDSCs for the year ended November 30, 2005:

                                                   CLASS A           CLASS C
----------------------------------------------------------------------------
Large-Cap Core Fund                            $     3,886       $     4,090
Small-Cap Value Fund                                 3,027               394

One Director and certain of the Funds' officers have an interest in Lord Abbett.

4.  DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and distributed at least semiannually for Large-Cap Core Fund and at least annually for Small-Cap Value Fund. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The following distributions were declared on December 8, 2005, and paid on December 14, 2005 to the shareholders of record on December 13, 2005:

                                                   NET INVESTMENT       SHORT-TERM         LONG-TERM
                                                           INCOME    CAPITAL GAINS     CAPITAL GAINS
----------------------------------------------------------------------------------------------------
Large-Cap Core Fund                                $    2,802,000    $     552,000   $    31,503,000
Small-Cap Value Fund                                            -       69,666,000       195,291,000

The tax character of distributions paid during the years ended November 30, 2005 and 2004 are as follows:

                                              LARGE-CAP CORE FUND               SMALL-CAP VALUE FUND
----------------------------------------------------------------------------------------------------
                                     11/30/2005        11/30/2004       11/30/2005        11/30/2004
----------------------------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                  $    2,101,847    $      600,153    $  11,599,397   $    10,184,296
Net long-term capital gains          13,761,746                 -      142,061,412        53,606,135
----------------------------------------------------------------------------------------------------
    Total distributions          $   15,863,593    $      600,153    $ 153,660,809   $    63,790,431
====================================================================================================

As of November 30, 2005, the components of accumulated earnings on a tax basis are as follows:

                                              LARGE-CAP CORE FUND               SMALL-CAP VALUE FUND
----------------------------------------------------------------------------------------------------
Undistributed ordinary income - net                $    3,082,931                    $    69,665,367
Undistributed long-term capital gains                  31,502,053                        195,285,973
----------------------------------------------------------------------------------------------------
    Total undistributed earnings                   $   34,584,984                    $   264,951,340
Temporary differences                                     (41,434)                          (125,802)
Unrealized gains - net                                 69,041,189                        465,102,258
----------------------------------------------------------------------------------------------------
    Total accumulated earning - net                $  103,584,739                    $   729,927,796
====================================================================================================

As of November 30, 2005, the Funds' aggregate unrealized security gains and losses based on cost for U.S. Federal income tax purposes are as follows:

                                              LARGE-CAP CORE FUND               SMALL-CAP VALUE FUND
----------------------------------------------------------------------------------------------------
Tax cost                                           $  748,736,533                    $ 2,436,070,521
----------------------------------------------------------------------------------------------------
Gross unrealized gain                                  85,356,039                        492,015,091
Gross unrealized loss                                 (16,314,850)                       (26,912,833)
----------------------------------------------------------------------------------------------------
    Net unrealized security gain                   $   69,041,189                    $   465,102,258
====================================================================================================

The difference between book-basis and tax-basis unrealized gains is primarily attributable to wash sales and other temporary tax adjustments.

Permanent items identified during the year ended November 30, 2005, have been reclassified among the components of net assets based on their tax basis treatment as follows:

                                                    UNDISTRIBUTED
                                                   (DISTRIBUTIONS
                                                    IN EXCESS OF)                        ACCUMULATED
                                                   NET INVESTMENT                       NET REALIZED
                                                           INCOME                               GAIN
----------------------------------------------------------------------------------------------------
Large-Cap Core Fund                                $          169                    $          (169)
Small-Cap Value Fund                                    7,070,978                         (7,070,978)

The permanent differences are primarily attributable to the tax treatment of currency gains and losses, and net investment losses.

5.  PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2005 are as follows:

                                       PURCHASES              SALES
-------------------------------------------------------------------
Large-Cap Core Fund              $   576,913,493    $   267,325,794
Small-Cap Value Fund               2,218,569,041      1,485,762,642

There were no purchases or sales of U.S. Government securities for the year ended November 30, 2005.

6.  DIRECTORS' REMUNERATION

The Company's officers and the one Director who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' Fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors' Fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Directors' Fees on the Statements of Operations and in Directors' Fees Payable on the Statements of Assets and Liabilities and are not deductible for U.S. Federal income tax purposes until such amounts are paid.

7.  EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund's expenses.

8.  LINE OF CREDIT

Each Fund, along with certain other funds managed by Lord Abbett, has available a $200,000,000 unsecured revolving credit facility ("Facility") from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. For the period December 1, 2004 to December 9, 2004, the fee for this Facility was at an annual rate of .09%. Effective December 10, 2004, the fee for this Facility was renewed at an annual rate of .08%. At November 30, 2005, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the fiscal year ended November 30, 2005.

Effective December 9, 2005, the Facility for the Funds along with certain other funds managed by Lord Abbett, was increased from $200,000,000 to $250,000,000. The fee for this Facility remains at an annual rate of .08%.

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

9.  TRANSACTIONS WITH AFFILIATED ISSUERS

An affiliated issuer is one in which a Fund had ownership of at least 5% of the oustanding voting securities of the underlying issuer at any point during the fiscal year. Small-Cap Value Fund had the following transactions with affiliated issuers during the year ended November 30, 2005:

                                                                                                       NET REALIZED
                            BALANCE OF                                   BALANCE OF           VALUE      GAIN (LOSS)          INCOME
                           SHARES HELD        GROSS          GROSS      SHARES HELD              AT        12/1/2004       12/1/2004
AFFILIATED ISSUER        AT 11/30/2004    ADDITIONS          SALES    AT 11/30/2005      11/30/2005    TO 11/30/2005   TO 11/30/2005
------------------------------------------------------------------------------------------------------------------------------------
Brookstone, Inc.(a)            840,000      280,700     (1,120,700)               -   $           -   $    3,264,346   $           -
Brush Engineered
 Materials, Inc.(a)             66,100      933,900       (645,600)         354,000       5,631,416       (1,727,812)              -
C-Cor, Inc.                          -    2,600,000              -        2,600,000      14,742,000                -               -
Commercial Vehicle
  Group, Inc.                  660,600      574,500              -        1,235,100      24,442,629                -               -
Curtiss-Wright Corp.(a)        511,000      206,500       (294,500)         423,000      24,787,800        3,555,652         271,422
Frontier Airlines,
  Inc.(a)                    1,119,800    1,000,200       (450,900)       1,669,100      13,619,856          159,008               -
II-VI, Inc.                          -    1,575,900              -        1,575,900      30,146,967                -               -
Itron, Inc.(a)                       -    1,470,000     (1,470,000)               -               -       29,248,191               -
John B. Sanfilippo &
  Son, Inc.(a)                  97,400      709,530       (537,200)         269,730       3,697,998       (4,560,594)              -
LSI Industries, Inc.                 -    1,220,080              -        1,220,080      21,961,440                -         202,736
McCormick & Schmick's
  Seafood Restaurants,
  Inc.(a)                      560,900      139,100        (80,000)         620,000      14,718,800          758,799               -
NCI Building Systems,
  Inc.                         580,040      594,400              -        1,174,440      51,252,562                -               -
Quanex Corp.                   890,000      892,500(b)    (177,600)       1,604,900      99,263,065        5,749,517         871,628
Steel Technologies, Inc.       590,100      753,700       (109,800)       1,234,000      32,688,660        1,469,499         284,100
Universal Forest
  Products, Inc.               499,100      485,974              -          985,074      56,602,352                -          89,098
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                                 $ 393,555,545   $   37,916,606   $   1,718,984
------------------------------------------------------------------------------------------------------------------------------------

(a) No longer an affiliated issuer at November 30, 2005.
(b) 445,000 shares acquired in a 3-for-2 stock split; ex-date January 3, 2005.

10. CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund's NAV.

11. INVESTMENT RISKS

Large-Cap Core Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and growth stocks. This means the value of your investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Large value and growth stocks may perform differently than the market as a whole and differently than each other or other types of stocks, such as small company stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. Growth stocks may be more volatile than other stocks. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Small-Cap Value Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks. The value of an investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Fund invests. Large company value stocks and small company value stocks may perform differently than the market as a whole and other types of stocks such as growth stocks. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, small-cap company stocks may be more volatile and less liquid than large-cap company stocks. Also, if a Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

These factors can affect each Fund's performance.

12. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest are as follows:

LARGE-CAP CORE FUND
--------------------------------------------------------------------------------

                                                              YEAR ENDED                            YEAR ENDED
                                                       NOVEMBER 30, 2005                     NOVEMBER 30, 2004
--------------------------------------------------------------------------------------------------------------
                                               SHARES             AMOUNT             SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------------
CLASS A SHARES
--------------------------------------------------------------------------------------------------------------
Shares sold                                 8,539,454    $   237,321,415          2,628,672    $    69,719,713
Reinvestment of distributions                 398,099         11,154,747             22,480            568,516
Shares reacquired                          (2,102,862)       (58,764,443)        (1,726,790)       (45,784,365)
--------------------------------------------------------------------------------------------------------------
Increase                                    6,834,691    $   189,711,719            924,362    $    24,503,864
--------------------------------------------------------------------------------------------------------------

CLASS B SHARES
--------------------------------------------------------------------------------------------------------------
Shares sold                                   712,370    $    19,130,982            312,122    $     8,005,975
Reinvestment of distributions                  75,608          2,050,475                  -                  -
Shares reacquired                            (863,107)       (23,175,109)          (631,529)       (16,175,025)
--------------------------------------------------------------------------------------------------------------
Decrease                                      (75,129)   $    (1,993,652)          (319,407)   $    (8,169,050)
--------------------------------------------------------------------------------------------------------------

CLASS C SHARES
--------------------------------------------------------------------------------------------------------------
Shares sold                                 1,513,453    $    40,799,481            201,008    $     5,166,992
Reinvestment of distributions                  29,110            792,090                  -                  -
Shares reacquired                            (333,961)        (8,994,339)          (281,543)        (7,258,773)
--------------------------------------------------------------------------------------------------------------
Increase (decrease)                         1,208,602    $    32,597,232            (80,535)   $    (2,091,781)
--------------------------------------------------------------------------------------------------------------

CLASS P SHARES
--------------------------------------------------------------------------------------------------------------
Shares sold                                   251,221    $     7,063,785              4,346    $       118,598
Reinvestment of distributions                     380             10,660                 23                597
Shares reacquired                             (26,830)          (753,670)              (123)            (3,335)
--------------------------------------------------------------------------------------------------------------
Increase                                      224,771    $     6,320,775              4,246    $       115,860
--------------------------------------------------------------------------------------------------------------

CLASS Y SHARES
--------------------------------------------------------------------------------------------------------------
Shares sold                                 4,264,146    $   118,258,062            455,866    $    12,103,637
Reinvestment of distributions                  18,045            505,257                 15                378
Shares reacquired                             (18,025)          (496,297)            (3,010)           (84,530)
--------------------------------------------------------------------------------------------------------------
Increase                                    4,264,166    $   118,267,022            452,871    $    12,019,485
--------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------

                                                              YEAR ENDED                            YEAR ENDED
                                                       NOVEMBER 30, 2005                     NOVEMBER 30, 2004
--------------------------------------------------------------------------------------------------------------
                                               SHARES             AMOUNT             SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------------
CLASS A SHARES
--------------------------------------------------------------------------------------------------------------
Shares sold                                28,783,311    $   809,340,873         16,482,423    $   435,592,252
Reinvestment of distributions               2,733,321         73,389,673          1,059,544         25,672,755
Shares reacquired                          (8,715,538)      (244,148,846)        (5,629,510)      (146,387,925)
--------------------------------------------------------------------------------------------------------------
Increase                                   22,801,094    $   638,581,700         11.912,457    $   314,877,082
--------------------------------------------------------------------------------------------------------------

CLASS B SHARES
--------------------------------------------------------------------------------------------------------------
Shares sold                                   320,243    $     8,275,530            310,245    $     7,469,508
Reinvestment of distributions                 536,865         13,512,897            384,276          8,838,348
Shares reacquired                          (3,879,512)      (103,861,865)        (1,267,786)       (31,193,691)
--------------------------------------------------------------------------------------------------------------
Decrease                                   (3,022,404)   $   (82,073,438)          (573,265)   $   (14,885,835)
--------------------------------------------------------------------------------------------------------------

CLASS C SHARES
--------------------------------------------------------------------------------------------------------------
Shares sold                                   291,459    $     7,519,721            228,182    $     5,453,445
Reinvestment of distributions                 174,580          4,399,410            121,312          2,792,598
Shares reacquired                            (556,908)       (14,632,211)          (495,891)       (12,206,574)
--------------------------------------------------------------------------------------------------------------
Decrease                                      (90,869)   $    (2,713,080)          (146,397)   $    (3,960,531)
--------------------------------------------------------------------------------------------------------------

CLASS P SHARES
--------------------------------------------------------------------------------------------------------------
Shares sold                                 8,503,486    $   237,770,898          4,140,611    $   108,853,556
Reinvestment of distributions                 316,873          8,482,694             77,299          1,869,083
Shares reacquired                          (3,130,597)       (88,475,121)        (1,273,478)       (33,218,315)
--------------------------------------------------------------------------------------------------------------
Increase                                    5,689,762    $   157,778,471          2,944,432    $    77,504,324
--------------------------------------------------------------------------------------------------------------

CLASS Y SHARES
--------------------------------------------------------------------------------------------------------------
Shares sold                                10,406,969    $   304,943,421          5,429,820    $   146,254,416
Reinvestment of distributions                 997,401         27,598,071            379,561          9,416,909
Shares reacquired                          (1,962,109)       (56,948,916)        (1,469,872)       (39,072,116)
--------------------------------------------------------------------------------------------------------------
Increase                                    9,442,261    $   275,592,576          4,339,509    $   116,599,209
--------------------------------------------------------------------------------------------------------------

On January 18, 2006, the number of shares of capital stock for Lord Abbett Research Fund, Inc. was increased from 1,040,000,000 to 1,220,000,000. The Class A shares of Large-Cap Core Fund was increased from 20,000,000 to 200,000,000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
LORD ABBETT RESEARCH FUND, INC. - LORD ABBETT LARGE-CAP CORE FUND AND SMALL-CAP VALUE SERIES:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Lord Abbett Research Fund, Inc. - Lord Abbett Large-Cap Core Fund and Small-Cap Value Series (the "Funds") as of November 30, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2005 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Research Fund, Inc. - Lord Abbett Large-Cap Core Fund and Small-Cap Value Series as of November 30, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
January 27, 2006

BASIC INFORMATION ABOUT MANAGEMENT

The Board of Directors (the "Board") is responsible for the management of the business and affairs of each Fund in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Fund's investment adviser.

INTERESTED DIRECTOR

The following Director is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 54 portfolios or series.

                                CURRENT POSITION
NAME, ADDRESS AND               LENGTH OF SERVICE           PRINCIPAL OCCUPATION                    OTHER
YEAR OF BIRTH                      WITH FUND               DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------
ROBERT S. DOW                  Director and         Managing Partner and Chief           N/A
Lord, Abbett & Co. LLC         Chairman since 1996  Executive Officer of Lord
90 Hudson Street                                    Abbett since 1996.
Jersey City, NJ 07302
(1945)

                                ----------------

INDEPENDENT DIRECTORS

The following independent or outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 54 portfolios or series.

                                CURRENT POSITION
NAME, ADDRESS AND               LENGTH OF SERVICE           PRINCIPAL OCCUPATION                    OTHER
YEAR OF BIRTH                       WITH FUND              DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------
E. THAYER BIGELOW              Director since 1996  Managing General Partner, Bigelow    Currently serves as director
Lord, Abbett & Co. LLC                              Media, LLC (since 2000); Senior      of Adelphia Communications,
c/o Legal Dept.                                     Adviser, Time Warner Inc. (1998 -    Inc., Crane Co., and Huttig
90 Hudson Street                                    2000); Acting Chief Executive        Building Products Inc.
Jersey City, NJ 07302                               Officer of Courtroom Television
(1941)                                              Network (1997 - 1998); President
                                                    and Chief Executive Officer of Time
                                                    Warner Cable Programming, Inc.
                                                    (1991 - 1997).

WILLIAM H.T. BUSH              Director since 1998  Co-founder and Chairman of the       Currently serves as director
Lord, Abbett & Co. LLC                              Board of the financial advisory      of WellPoint, Inc. (since
c/o Legal Dept.                                     firm of Bush-O'Donnell & Company     2002), and Engineered Support
90 Hudson Street                                    (since 1986).                        Systems, Inc. (since 2000).
Jersey City, NJ 07302
(1938)

                           CURRENT POSITION
NAME, ADDRESS AND         LENGTH OF SERVICE          PRINCIPAL OCCUPATION                              OTHER
YEAR OF BIRTH                 WITH FUND             DURING PAST FIVE YEARS                         DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------------------
ROBERT B. CALHOUN, JR.   Director since 1998   Managing Director of Monitor Clipper       Currently serves as director of
c/o Legal Dept.                                Partners (since 1997) and President of     Avondale, Inc. and Interstate
Lord, Abbett & Co. LLC                         Clipper Asset Management Corp. (since      Bakeries Corp.
90 Hudson Street                               1991), both private equity investment
Jersey City, NJ 07302                          funds.
(1942)

JULIE A. HILL            Director since 2004   Owner and CEO of the Hillsdale Companies,  Currently serves as director of
Lord, Abbett & Co. LLC                         a business consulting firm (since 1998);   WellPoint, Inc.; Resources
c/o Legal Dept.                                Founder, President and Owner of the        Connection Inc.; and Holcim (US)
90 Hudson Street                               Hiram-Hill and Hillsdale Development       Inc. (a subsidiary of Holcim
Jersey City, NJ 07302                          Companies (1998 - 2000).                   Ltd.).
(1946)

FRANKLIN W. HOBBS        Director since 2001   Former Chief Executive Officer of          Currently serves as director of
Lord, Abbett & Co. LLC                         Houlihan Lokey Howard & Zukin, an          Adolph Coors Company.
c/o Legal Dept.                                investment bank (January 2002 - April
90 Hudson Street                               2003); Chairman of Warburg Dillon Read
Jersey City, NJ 07302                          (1999 - 2001); Global Head of Corporate
(1947)                                         Finance of SBC Warburg Dillon Read (1997
                                               - 1999); Chief Executive Officer of
                                               Dillon, Read & Co. (1994 - 1997).

C. ALAN MACDONALD        Director since 1996   Retired - General Business and Governance  Currently serves as director of
Lord, Abbett & Co. LLC                         Consulting (since 1992); formerly          H.J. Baker (since 2003).
c/o Legal Dept.                                President and CEO of Nestle Foods.
90 Hudson Street
Jersey City, NJ 07302
(1933)

THOMAS J. NEFF           Director since 1992   Chairman of Spencer Stuart (U.S.), an      Currently serves as director of
Lord, Abbett & Co. LLC                         executive search consulting firm (since    Ace, Ltd. (since 1997) and
c/o Legal Dept.                                1996); President of Spencer Stuart (1979   Hewitt Associates, Inc.
90 Hudson Street                               - 1996).
Jersey City, NJ 07302
(1937)

OFFICERS

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

NAME AND                        CURRENT POSITION       LENGTH OF SERVICE               PRINCIPAL OCCUPATION
YEAR OF BIRTH                     WITH COMPANY        OF CURRENT POSITION             DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------
ROBERT S. DOW            Chief Executive Officer and  Elected in 1996      Managing Partner and Chief Executive Officer
(1945)                   President                                         of Lord Abbett (since 1996).

KEVIN P. FERGUSON        Executive Vice President     Elected in 2001      Partner and Mid Cap Growth Investment
(1964)                                                                     Manager, joined Lord Abbett in 1999.

ROBERT P. FETCH          Executive Vice President     Elected in 1997      Partner and Small-Cap Value Senior
(1953)                                                                     Investment Manager, joined
                                                                           Lord Abbett in 1995.

DANIEL H. FRASCARELLI    Executive Vice President     Elected in 2005      Partner and Investment Manager, joined
(1954)                                                                     Lord Abbett in 1990.

CHRISTOPHER J. TOWLE     Executive Vice President     Elected in 2001      Partner and Investment Manager, joined
(1957)                                                                     Lord Abbett in 1987.

EDWARD K. VON DER LINDE  Executive Vice President     Elected in 2001      Partner and Investment Manager, joined
(1960)                                                                     Lord Abbett in 1988.

JAMES BERNAICHE          Chief Compliance Officer     Elected in 2004      Chief Compliance Officer, joined Lord Abbett
(1956)                                                                     in 2001; formerly Vice President and Chief
                                                                           Compliance Officer with Credit Suisse Asset
                                                                           Management.

JOAN A. BINSTOCK         Chief Financial Officer and  Elected in 1999      Partner and Chief Operations Officer, joined
(1954)                   Vice President                                    Lord Abbett in 1999.

JOHN K. FORST            Vice President and           Elected in 2005      Deputy General Counsel, joined Lord Abbett
(1960)                   Assistant Secretary                               in 2004; prior thereto Managing Director and
                                                                           Associate General Counsel at New York Life
                                                                           Investment Management LLC (2002 - 2003);
                                                                           formerly Attorney at Dechert LLP (2000 - 2002).

LAWRENCE H. KAPLAN       Vice President and           Elected in 1997      Partner and General Counsel, joined Lord
(1957)                   Secretary                                         Abbett in 1997.

ROBERT G. MORRIS         Vice President               Elected in 1996      Partner and Chief Investment Officer, joined
(1944)                                                                     Lord Abbett in 1991.

BASIC INFORMATION ABOUT MANAGEMENT (CONCLUDED)

NAME AND                       CURRENT POSITION        LENGTH OF SERVICE                PRINCIPAL OCCUPATION
YEAR OF BIRTH                    WITH COMPANY         OF CURRENT POSITION              DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------
A. EDWARD OBERHAUS, III  Vice President               Elected in 1996      Partner and Manager of Equity Trading,
(1959)                                                                     joined Lord Abbett in 1983.

CHRISTINA T. SIMMONS     Vice President and           Elected in 2000      Assistant General Counsel, joined Lord
(1957)                   Assistant Secretary                               Abbett in 1999.

PAUL J. VOLOVICH         Vice President               Elected in 2004      Investment Manager - Large-Cap Core
(1973)                                                                     Fund, joined Lord Abbett in 1997.

BERNARD J. GRZELAK       Treasurer                    Elected in 2003      Director of Fund Administration,
(1971)                                                                     joined Lord Abbett in 2003; formerly
                                                                           Vice President, Lazard Asset Management LLC
                                                                           (2000 - 2003); prior thereto Manager of
                                                                           Deloitte & Touche LLP.

Please call 888-522-2388 for a copy of the Statement of Additional Information
(SAI), which contains further information about the Fund's Directors. It is available free upon request.

HOUSEHOLDING

The Company has adopted a policy that allows it to send only one copy of the Funds' Prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

PROXY VOTING POLICIES, PROCEDURES AND RECORD

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Funds' portfolio securities, and information on how Lord Abbett voted each Fund's proxies during the 12-month period ended June 30, 2005 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.LordAbbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Funds are required to file their complete schedules of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 800-821-5129. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

TAX INFORMATION

All of the ordinary income distributions paid by the Large-Cap Core Fund and Small-Cap Research Fund during fiscal 2005 is qualifying dividend income. For corporate shareholders, 100% of the ordinary income distributions paid by the Large-Cap Core Fund and Small-Cap Research Fund, qualified for the dividends received deduction.

Additionally, of the distributions paid to shareholders during the fiscal year ended November 30, 2005, $13,761,746 and $142,061,412 represents long-term capital gains for Large-Cap Core Fund and Small Cap Research Fund, respectively.

                     This page is intentionally left blank.

[LORD ABBETT(R) LOGO]

         This report when not used for the
        general information of shareholders
         of the fund, is to be distributed
          only if preceded or accompanied
           by a current fund prospectus.               Lord Abbett Research Fund, Inc.
                                                              Large-Cap Core Fund
Lord Abbett mutual fund shares are distributed by             Small-Cap Value Series               LARF-2-1105
           LORD ABBETT DISTRIBUTOR LLC                                                                  (1/06)

ITEM 2:        CODE OF ETHICS.

         (a) In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant ("Code of Ethics"). The Code of Ethics was in effect during the fiscal year ended November 30, 2005 (the "Period").

         (b)   Not applicable.

         (c) The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

         (d) The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

         (e)   Not applicable.

         (f) See Item 12(a)(1) concerning the filing of the Code of Ethics. The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request. To obtain a copy, please call Lord Abbett at 800-821-5129.

ITEM 3:        AUDIT COMMITTEE FINANCIAL EXPERT.

               The Registrant's Board of Directors has determined that each of the following independent Directors who are members of the audit committee are audit committee financial experts: E. Thayer Bigelow, Robert B. Calhoun, and Franklin W. Hobbs. Each of these persons is independent within the meaning of the Form N-CSR.

ITEM 4:        PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended November 30, 2005 and 2004 by the Registrant's principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, "Deloitte") were as follows:

                                                                     FISCAL YEAR ENDED:
                                                             2005                         2004
Audit Fees (a)                                           $  136,000                   $  117,000
Audit-Related Fees (b)                                          668                          518
                                                         ---------------------------------------
Total audit and audit-related fees                          136,668                      117,518
                                                         ---------------------------------------

Tax Fees (c)                                                 27,334                       26,221
All Other Fees                                                  -0-                          -0-
                                                         ---------------------------------------
    Total Fees                                           $  164,002                   $  143,739
                                                         ---------------------------------------

----------
     (a) Consists of fees for audits of the Registrant's annual financial statements.

     (b) Consists of the Registrant's proportionate share of fees for performing certain agreed-upon procedures regarding compliance with the provisions of Rule 17a-7 of the Investment Company Act of 1940 and related Board approved procedures.

     (c) Fees for the fiscal year ended November 30, 2005 and 2004 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant's Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

               - any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and

               - any audit-related, tax, and other services to be provided to the Registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor's independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant's Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as "All Other Fees".

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant's investment adviser, Lord, Abbett & Co. LLC ("Lord Abbett"), for the fiscal years ended November 30, 2005 and 2004 were:

                                                         FISCAL YEAR ENDED:
                                                 2005                         2004
All Other Fees (a)                            $ 105,500                    $ 120,650

----------
     (a) Consist of fees for Independent Services Auditors' Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett's Asset Management Services ("SAS 70 Report").

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett (i.e., Lord Abbett Distributor LLC, the Registrant's principal underwriter) for the fiscal years ended November 30, 2005 and 2004 were:

                                                        FISCAL YEAR ENDED:
                                                2005                         2004
All Other Fees                                $ - 0 -                       $ - 0-

----------
(h) The Registrant's Audit Committee has considered the provision of non-audit services that were rendered to the Registrant's investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte's independence.

ITEM 5:        AUDIT COMMITTEE OF LISTED REGISTRANTS.

               Not applicable.

ITEM 6:        SCHEDULE OF INVESTMENTS.

               Not applicable.

ITEM 7: DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

               Not applicable.

ITEM 8:        PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

               Not applicable.

ITEM 9: PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

               Not applicable.

ITEM 10:       SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

               Not applicable.

ITEM 11:       CONTROLS AND PROCEDURES.

         (a) Based on their evaluation of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

         (b) There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12:       EXHIBITS.

         (a)(1) Amendments to Code of Ethics - Not applicable.

         (a)(2) Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as a part of EX-99.CERT.

         (a)(3) Certification of each principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as a part of EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      LORD ABBETT RESEARCH FUND, INC.


                                      /s/ Robert S. Dow
                                      ---------------------------
                                      Robert S. Dow
                                      Chief Executive Officer,
                                      Chairman and President


                                      /s/ Joan A. Binstock
                                      ---------------------------
                                      Joan A. Binstock
                                      Chief Financial Officer and Vice President


Date: January 27, 2006

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


                                      LORD ABBETT RESEARCH FUND, INC.


                                      /s/ Robert S. Dow
                                      --------------------------------
                                      Robert S. Dow
                                      Chief Executive Officer,
                                      Chairman and President


                                      /s/ Joan A. Binstock
                                      --------------------------------
                                      Joan A. Binstock
                                      Chief Financial Officer and Vice President


Date: January 27, 2006